As filed with the Securities and Exchange Commission
                             On October 31, 2006

                                                              File Nos. 33-12988
                                                                       811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 66                       X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 68                               X

                        THE ALLIANCEBERNSTEIN PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)
                1345 Avenue of the Americas, New York, N.Y. 10105
                 (800) 221-5672 (Registrant's Telephone Number,
                              including Area Code)

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) |X| on November 1, 2006 pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 66 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Growth Fund. No information in the Registrant's Registration Statement relating to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares as applicable of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategyis incorporated by reference herein.

                                 GROWTH FUNDS
 The AllianceBernstein Growth Funds




Domestic Growth Funds

                                    [GRAPHIC]


                                                                                       AllianceBernstein Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Large Cap Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Mid-Cap
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Small Cap
                                                                                       Growth Portfolio

Global Growth Funds

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global Research
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein International
                                                                                       Research Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein International
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global
                                                                                       Technology Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global
                                                                                       Health Care Fund


 The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                       ALLIANCEBERNSTEIN

                                          Investments




                                                                     Prospectus
                                                               November 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle)  May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                             Page

SUMMARY INFORMATION.........................   4

DOMESTIC GROWTH FUNDS.......................   6

ALLIANCEBERNSTEIN GROWTH FUND...............   6

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.....   8

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND.......  10

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO  12

GLOBAL GROWTH FUNDS.........................  14

ALLIANCEBERNSTEIN GLOBAL RESEARCH
  GROWTH FUND...............................  14

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH
  GROWTH FUND...............................  16

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.  18

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND....  20

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND...  22

RISKS SUMMARY...............................  24

FEES AND EXPENSES OF THE FUNDS..............  26



                                                  Page

INVESTING IN THE FUNDS...........................  29
How to Buy Shares................................  29
The Different Share Class Expenses...............  30
Sales Charge Reduction Programs..................  31
CDCS Waivers and Other Programs..................  32
The "Pros" and "Cons" of Different Share Classes.  33
Payments to Financial Advisors and Their Firms...  33
How to Exchange Shares...........................  35
How to Sell or Redeem Shares.....................  35
Frequent Purchases and Redemptions of Fund Shares  36
How the Funds Value Their Shares.................  38

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS....................................  38

MANAGEMENT OF THE FUNDS..........................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES...............  52

CONVERSION FEATURE...............................  53

GENERAL INFORMATION..............................  53

GLOSSARY OF INVESTMENT TERMS.....................  53

FINANCIAL HIGHLIGHTS.............................  55

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION............................  76

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein(R) Growth Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 38.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and

.. how the Fund's performance changed from year to year over the life of the Fund.

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid-capitalization risk. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Funds is subject to this risk.

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

.. Each Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Large Cap Growth Fund or AllianceBernstein Global Technology Fund, will not change these policies without 60 days' prior written notice to shareholders.


.. The Adviser employs an active, growth-oriented approach in the management of its growth equity portfolios. The growth universe is defined broadly to take advantage of growth opportunities wherever they may arise.


  Research is the cornerstone of the Adviser's growth investment process, primarily based on internally generated analysis. The process seeks to identify companies that have underappreciated growth prospects. We believe that in-depth, "on-the-ground," fundamental research is the key to investment success. To achieve this goal, the Adviser has built a global research platform comprised of fundamental analysts together with portfolio managers located in markets around the world, which allows them the opportunity to closely monitor the companies they follow.

                     (This page intentionally left blank.)

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.



AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund seeks to achieve its objective by investing primarily in equity securities of high quality companies with favorable earnings outlooks whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff and leverages research insights from each of the small-, mid- and large- capitalization growth investment teams. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

Investment selections are made from a universe of more than 500 covered securities. Normally, the Fund invests in approximately 45-70 companies. The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes.


PRINCIPAL RISKS:

..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes               6.89% -2.22%    6.27%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                     6.89% -2.22%    5.20%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       4.48% -1.87%    5.11%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes               6.75% -2.11%    6.11%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               9.82% -2.08%    5.97%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                       11.95% -1.07%    7.04%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
3000(R)    expenses, or taxes)
Growth
Index                                        5.17% -3.15%    6.48%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -6.16%.


                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02     03    04     05
  ----   ----   ----   ----   ------   ------  ------  ----  ----   -----
  23.20  27.09  28.17  25.59  -18.47   -24.49  -28.63  34.88 15.03  11.64

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Large Cap Growth Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.23 billion to almost $405.98 billion as of September 30, 2006, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

PRINCIPAL RISKS:



..Market Risk   .Focused Portfolio Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A*** Return Before Taxes                9.29%   -5.69%     6.61%
           -------------------------------- -------- --------- ----------
           Return After Taxes on
           Distributions                      9.29%   -5.69%     5.85%
           -------------------------------- -------- --------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                        6.04%   -4.74%     5.58%
---------- -------------------------------- -------- --------- ----------
Class B    Return Before Taxes                9.31%   -5.58%     6.47%
---------- -------------------------------- -------- --------- ----------
Class C    Return Before Taxes               12.40%   -5.55%     6.34%
---------- -------------------------------- -------- --------- ----------
Advisor    Return Before Taxes
Class                                        14.54%   -4.58%     7.42%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
1000(R)    expenses, or taxes)
Growth
Index                                         5.26%   -3.58%     6.73%
---------- -------------------------------- -------- --------- ----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -5.28%.

                                    [CHART]

                             Calendar Year End (%)

  96      97     98      99      00      01       02      03      04     05
-----   -----   -----  -----  ------   ------   ------   -----   ----   -----
24.14   32.67   49.31  28.98  -19.87   -23.92   -32.38   22.71   8.19   14.15

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund normally invests substantially all of its assets in equity securities that the Adviser believes offer the possibility of above-average long-term growth rates. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $1.23 billion to $16.92 billion as of September 30, 2006. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.


The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. In addition to the fundamental company research provided by the Adviser's research staff, the Fund utilizes a top-down, thematic approach to manage the portfolio. This may include the incorporation of economic, sector and industry level factors in portfolio decisions.


Normally, the Fund invests in securities of a smaller number of companies, usually about 40-70 companies.


PRINCIPAL RISKS:

..Market Risk           .Focused Portfolio Risk
..Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes               2.16%  2.20%    6.91%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                     0.69%  1.91%    4.85%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       2.98%  1.85%    4.92%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes               2.03%  2.15%    6.64%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               4.89%  2.19%    6.44%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        6.92%  3.29%    7.61%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
Mid-Cap(R) expenses, or taxes)
Growth
Index                                       12.10%  1.38%    9.27%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -4.87%.


                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02      03    04     05
  ----   ----   ----   ----   ------   ------  ------   ----  ----   -----
 17.54  36.01  -2.72  33.90  -15.88    -18.09  -32.72  65.96  19.23  6.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of September 30, 2006, there were approximately 5,100 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $8.3 billion.

The Adviser relies heavily upon the fundamental analysis and research of its internal research staff. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations.


The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Fund invests in about 95-125 companies. When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Fund, the Adviser will employ a "bottom-up" stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

PRINCIPAL RISKS:

..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes               0.25% -0.08%    4.42%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                     0.25% -0.08%    3.19%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       0.16% -0.07%    3.09%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              -0.16% -0.02%    4.23%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               2.89%  0.01%    4.08%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        4.96%  1.06%    5.18%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
2000(R)    expenses, or taxes)
Growth
Index                                        4.15%  2.28%    4.69%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 0.74%.


                                     [CHART]

                             Calendar Year End (%)

   96     97     98     99      00       01      02      03     04      05
 -----   ----   ----   ----   ------   ------  ------   ----   ----    -----
 32.62  17.24  -4.57  12.96   -7.61    -13.64  -31.84  48.09   13.95   4.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.



AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to seek long-term growth of capital.


The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Fund's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging markets countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.



PRINCIPAL RISKS:

..Market Risk     .Emerging Market Risk
..Foreign Risk    .Allocation Risk
..Currency Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     10.89%   16.74%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     10.29%   16.02%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares                      7.63%   14.27%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     11.04%   17.18%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                     14.04%   17.38%
---------- --------------------------------------- ------ -----------
Advisor    Return Before Taxes
Class                                              16.16%   18.55%
---------- --------------------------------------- ------ -----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes)
Index
(Net)+                                              9.49%   14.84%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 7/22/02.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Index (Net) reflects the reinvestment of dividends net of
  non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 5.63%.


                                    [CHART]

                             Calendar Year End (%)

   96     97     98     99     00     01    02     03      04     05
  ----   ----   ----   ----   ----   ----  ----  -----   -----   -----
  n/a    n/a    n/a    n/a    n/a    n/a   n/a   34.28   12.25   15.82

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 16.92%, 2nd quarter, 2003; and Worst Quarter was down -4.91%, 1st quarter, 2003.

AllianceBernstein International Research Growth Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the senior sector analyst groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's International Research Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The International Research Growth Portfolio Oversight Group allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities as well as diversification and risk considerations. The International Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The International Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the International Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging markets countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in companies with smaller market capitalizations. The Fund normally invests in approximately 100-125 companies.



PRINCIPAL RISKS:

..Market Risk     .Emerging Market Risk
..Foreign Risk    .Allocation Risk
..Currency Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes              12.72%  1.00%     1.90%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                    12.72%  1.00%     1.76%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            8.27%  0.86%     1.56%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes              12.95%  1.12%     1.71%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes              15.83%  1.12%     1.71%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                       18.07%  2.16%     2.75%
---------- -------------------------------- ------ ------- -----------
MSCI EAFE  (reflects no deduction for fees,
Growth     expenses, or taxes other than
Index      non-U.S. withholding taxes)
(Net)+                                      13.28%  1.92%     2.12%
---------- -------------------------------- ------ ------- -----------
MSCI AC    (reflects no deduction for fees,
World      expenses, or taxes other than
Index (ex. non-U.S. withholding taxes)
U.S.)
(Net)+#                                     16.62%  6.27%       N/A
---------- -------------------------------- ------ ------- -----------
MSCI AC    (reflects no deduction for fees,
World      expenses, or taxes)
Index (ex.
U.S.)
(Gross)##                                   17.11%  6.66%     6.17%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 3/3/98.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI EAFE Growth Index (Net)
  reflect the reinvestment of dividends net of non-U.S. withholding taxes.
# The information in the MSCI AC World Index (ex. U.S.) (Net) shows how the
  Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

##The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the more appropriate broad-based benchmark for the Fund in light of that Index's relatively broader international and emerging markets exposure.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 11.11%.


                                   [CHART]

                                Calendar Year End (%)

    96     97     98     99      00       01      02      03      04      05
   ----   ----   ----   ----   ------   ------  ------   ----    ----   -----
   n/a    n/a    n/a    47.21  -25.35   -20.17  -18.45   26.66   13.08  17.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -21.26%, 3rd quarter, 2002.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Fund's Portfolio Managers and the International Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas that capitalizes on the insights of our fundamental research within the optimal risk/reward framework.


The Fund's portfolio normally consists of approximately 100-130 stocks. The International Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make appropriate adjustments. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund's investments include companies that are established as a result of privatizations of state enterprises.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years**
------------------------------------------------------------------------
Class A***    Return Before Taxes              14.70%  9.56%    10.84%
              -------------------------------- ------ ------- ----------
              Return After Taxes on
              Distributions                    14.65%  9.63%     8.20%
              -------------------------------- ------ ------- ----------
              Return After Taxes on
              Distributions and Sale of
              Fund Shares                      10.04%  8.45%     7.73%
------------- -------------------------------- ------ ------- ----------
Class B       Return Before Taxes              14.95%  9.68%    10.67%
------------- -------------------------------- ------ ------- ----------
Class C       Return Before Taxes              18.03%  9.72%    10.51%
------------- -------------------------------- ------ ------- ----------
Advisor       Return Before Taxes
Class                                          20.19% 10.88%    11.65%
------------- -------------------------------- ------ ------- ----------
MSCI          (reflects no deduction for fees,
World         expenses, or taxes other than
Index (ex.    non-U.S. withholding taxes)
U.S.) (Net)+                                   14.47%  4.92%     6.22%
------------- -------------------------------- ------ ------- ----------
MSCI AC       (reflects no deduction for fees,
World         expenses, or taxes other than
Index (ex.    non-U.S. withholding taxes)
U.S.) (Net)+#                                  16.62%  6.27%       N/A
------------- -------------------------------- ------ ------- ----------
MSCI AC       (reflects no deduction for fees,
World         expenses, or taxes)
Index (ex.
U.S.)
(Gross)##                                      17.11%  6.66%     6.17%
------------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.)
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes. # The information in the MSCI AC World Index (ex. U.S.) (Net) shows how the
  Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

##The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the more appropriate broad-based benchmark for the Fund in light of that Index's relatively broader international and emerging markets exposure.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 10.22%.


                                   [CHART]

                            Calendar Year End (%)

   96     97     98     99      00       01      02     03     04     05
  ----   ----   ----   ----   ------   ------  ------  ----   ----   -----
  23.14  13.18  8.92   56.33  -25.33   -18.13  -6.22   44.72  23.85  19.83

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

AllianceBernstein Global Technology Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Fund will normally invest at least 80% of its net assets in the equity securities of these companies.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

Normally, the Fund invests in about 40-70 companies from multiple technology-related industry segments, in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and trends.



The Fund invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Fund invests in both developed and emerging market countries, and may invest without limit in securities of issuers in any one country. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may also invest in synthetic foreign equity securities.

The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

PRINCIPAL RISKS:



..Market Risk            .Emerging Market Risk
..Industry/Sector Risk   .Currency Risk
..Foreign Risk           .Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                             1 Year** 5 Years** 10 Years**
--------------------------------------------------------------------------
Class A***  Return Before Taxes               0.50%    -8.78%     5.24%
            -------------------------------- -------- --------- ----------
            Return After Taxes on
            Distributions                     0.50%    -8.78%     4.78%
            -------------------------------- -------- --------- ----------
            Return After Taxes on
            Distributions and Sale of
            Fund Shares                       0.33%    -7.24%     4.50%
----------- -------------------------------- -------- --------- ----------
Class B     Return Before Taxes               0.16%    -8.68%     5.07%
----------- -------------------------------- -------- --------- ----------
Class C     Return Before Taxes               3.21%    -8.65%     4.93%
----------- -------------------------------- -------- --------- ----------
Advisor     Return Before Taxes
Class                                         5.28%    -7.70%     6.01%
----------- -------------------------------- -------- --------- ----------
MSCI        (reflects no deduction for fees,
World       expenses, or taxes)
Index
(Net)+                                        9.49%     2.18%     7.04%
----------- -------------------------------- -------- --------- ----------
MSCI        (reflects no deduction for fees,
World       expenses, or taxes)
Information
Technology
Index
(Net)+#                                       4.81%    -7.19%       N/A
----------- -------------------------------- -------- --------- ----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Information Technology Index (Net) and the MSCI World Index
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes. # The information in the MSCI World Information Technology Index (Net) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 1.34%.

                                    [CHART]

                             Calendar Year End (%)

   96     97     98     99      00       01      02     03     04     05
  ----   ----   ----   ----   ------   ------  ------  ----   ----   -----
  19.41  4.54  63.14   71.78  -24.62   -25.88  -42.95  41.67  4.93   4.97

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in equity securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders).

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Fund seeks primarily to take advantage of capital appreciation opportunities identified by the Adviser in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. The Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries. The Fund may also invest in synthetic foreign equity securities.

Normally, the Fund invests in securities of a smaller number of companies, usually about 25-45 companies. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

PRINCIPAL RISKS:



..Market Risk            .Currency Risk
..Industry/Sector Risk   .Capitalization Risk
..Foreign Risk           .Focused Portfolio Risk
..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes              12.43% -0.29%     4.65%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                    12.43% -0.29%     4.61%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            8.08% -0.24%     3.99%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes              12.51% -0.17%     4.58%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes              15.58% -0.14%     4.60%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                       17.80%  0.89%     5.82%
---------- -------------------------------- ------ ------- -----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes)
Index
(Net)+                                       9.49%  2.18%     6.80%
---------- -------------------------------- ------ ------- -----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes)
Healthcare
Index
(Net)+#                                      9.00% -0.35%     2.94%
---------- -------------------------------- ------ ------- -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes is 8/27/99.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios; --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.
# The information in the MSCI World Healthcare Index (Net) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 1.23%.

                                    [CHART]

                             Calendar Year End (%)

   96     97     98     99      00       01      02     03      04     05
  ----   ----   ----   ----   ------   ------  ------  ----    ----   -----
  n/a    n/a    n/a    n/a    31.44    -17.56  -17.24  21.05   6.22   17.39




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. It includes the risk that a particular style of investing, such as growth, may be underperforming the stock market generally.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the technology or health care industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

FOREIGN (Non-U.S.) RISK
A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

FOCUSED PORTFOLIO RISK
This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

ALLOCATION RISK
This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant adverse effect on the Fund's net asset value when one of these sectors is performing more poorly than the other.

MANAGEMENT RISK
--------------------------------------------------------------------------------

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


---------------------------------------------------------------------------------------------------------------------------
                                                    Industry/ Capital         Emerging           Focused             Manage
                                             Market  Sector   ization Foreign  Market  Currency Portfolio Allocation  ment
Fund                                          Risk    Risk     Risk    Risk     Risk     Risk     Risk       Risk     Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund                  .                 .                                                     .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund        .                                                    .                  .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund          .                 .                                  .                  .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio   .                 .                                                     .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth
 Fund                                          .                 .       .       .        .                   .        .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Research
 Growth Fund                                   .                 .       .       .        .                   .        .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Fund    .                         .       .        .                            .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund       .        .        .       .       .        .                            .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund      .        .        .       .       .        .         .                  .
---------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                      Class A    Class B     Class C   Advisor Class
                                                      Shares     Shares      Shares       Shares
                                                      -------   -------    --------    -------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                   4.25%(a)    None       None         None

Maximum Deferred Sales Charge (Load) (as a
 percentage of offering price or redemption proceeds,
 whichever is lower)                                    None(a) 4.00%* (a) 1.00%** (a)     None

Exchange Fee                                            None       None       None         None


(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Growth Fund                  ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .33%    .39%    .35%    .33%
             Other Expenses              .08%    .08%    .08%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .41%    .47%    .43%    .41%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.46%   2.22%   2.18%   1.16%
                                        ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  567   $  625   $  225    $  321   $  221   $  118
After 3 years  $  867   $  894   $  694    $  682   $  682   $  368
After 5 years  $1,189   $1,190   $1,190    $1,169   $1,169   $  638
After 10 years $2,097   $2,363   $2,363    $2,513   $2,513   $1,409

--------------------------------------------------------------------------------
Please refer to the footnotes on page 28.

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein Large      Class A Class B Class C  Class
          Cap Growth Fund              ------- ------- ------- -------
           Management Fees               .72%    .72%    .72%    .72%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .37%    .42%    .39%    .36%
             Other Expenses              .08%    .09%    .08%    .07%
           Total Other Expenses          .45%    .51%    .47%    .43%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.47%   2.23%   2.19%   1.15%
                                        ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  568   $  626   $  226    $  322   $  222   $  117
After 3 years  $  870   $  897   $  697    $  685   $  685   $  365
After 5 years  $1,194   $1,195   $1,195    $1,175   $1,175   $  633
After 10 years $2,108   $2,373   $2,373    $2,524   $2,524   $1,398

                               Operating Expenses
          ------------------------------------------------------------


                                                               Advisor
          AllianceBernstein Mid-Cap    Class A Class B Class C  Class
          Growth Fund                  ------- ------- ------- -------
           Management Fees               .71%    .71%    .71%    .71%
           Distribution and/or Service
            (12b-1) Fees                 .23%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .18%    .22%    .19%    .17%
             Other Expenses              .10%    .09%    .09%    .10%
           Total Other Expenses          .28%    .31%    .28%    .27%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.22%   2.02%   1.99%    .98%
                                        ====    ====    ====    ====

                                   Examples
          ------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  544   $  605   $  205    $  302   $  202   $  100
After 3 years  $  796   $  834   $  634    $  624   $  624   $  312
After 5 years  $1,067   $1,088   $1,088    $1,073   $1,073   $  542
After 10 years $1,840   $2,142   $2,142    $2,317   $2,317   $1,201


                               Operating Expenses
          ------------------------------------------------------------


                                                               Advisor
          AllianceBernstein Small      Class A Class B Class C  Class
          Cap Growth Portfolio         ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .27%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .38%    .46%    .41%    .38%
             Other Expenses              .20%    .20%    .20%    .20%
           Total Other Expenses          .58%    .66%    .61%    .58%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.60%   2.41%   2.36%   1.33%
                                        ====    ====    ====    ====

                                   Examples
          ------------------------------------------------------------


                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  581   $  644   $  244    $  339   $  239   $  135
After 3 years  $  908   $  951   $  751    $  736   $  736   $  421
After 5 years  $1,259   $1,285   $1,285    $1,260   $1,260   $  729
After 10 years $2,244   $2,548   $2,548    $2,696   $2,696   $1,601

                               Operating Expenses
          ------------------------------------------------------------



                                                               Advisor
          AllianceBernstein Global     Class A Class B Class C  Class
          Research Growth Fund         ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .09%    .10%    .09%    .08%
             Other Expenses              .76%    .73%    .73%    .74%
                                        ----    ----    ----    ----
           Total Other Expenses          .85%    .83%    .82%    .82%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.90%   2.58%   2.57%   1.57%
                                        ====    ====    ====    ====
           Waiver and/or Expense
            Reimbursement (b)           (.40)%  (.38)%  (.37)%  (.37)%
                                        ----    ----    ----    ----
           Net Expenses                 1.50%   2.20%   2.20%   1.20%
                                        ====    ====    ====    ====

                                   Examples
          ------------------------------------------------------------


                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
                ------- -------- --------- -------- --------- -------
After 1 year    $  571   $  623   $  223    $  323   $  223   $  122
After 3 years*  $  959   $  966   $  766    $  764   $  764   $  459
After 5 years*  $1,372   $1,336   $1,336    $1,332   $1,332   $  820
After 10 years* $2,522   $2,720   $2,720    $2,877   $2,877   $1,836


--------------------------------------------------------------------------------
Please refer to the footnotes on page 28.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          International Research       Class A Class B Class C  Class
          Growth Fund                  ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .34%    .39%    .35%    .34%
             Other Expenses              .32%    .31%    .32%    .32%
                                        ----    ----    ----    ----
           Total Other Expenses          .66%    .70%    .67%    .66%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.71%   2.45%   2.42%   1.41%
                                        ====    ====    ====    ====
           Waiver and/or Expense
            Reimbursement (b)           (.06)%  (.10)%  (.07)%  (.06)%
                                        ----    ----    ----    ----
           Net Expenses                 1.65%   2.35%   2.35%   1.35%
                                        ====    ====    ====    ====


                               Examples
----------------------------------------------------------------------
                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
                 ------- -------- --------- -------- --------- -------
After 1 year     $  586   $  638   $  238    $  338   $  238   $  137
After 3 years *  $  935   $  954   $  754    $  748   $  748   $  440
After 5 years *  $1,308   $1,297   $1,297    $1,284   $1,284   $  765
After 10 years * $2,354   $2,596   $2,596    $2,751   $2,751   $1,686

                              Operating Expenses
          ------------------------------------------------------------

                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          International Growth Fund    ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .16%    .20%    .17%    .17%
             Other Expenses              .21%    .21%    .21%    .21%
           Total Other Expenses          .37%    .41%    .38%    .38%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.42%   2.16%   2.13%   1.13%
                                        ====    ====    ====    ====

                                   Examples
------------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  563   $  619   $  219    $  316   $  216   $  115
After 3 years  $  855   $  876   $  676    $  667   $  667   $  359
After 5 years  $1,168   $1,159   $1,159    $1,144   $1,144   $  622
After 10 years $2,055   $2,305   $2,305    $2,462   $2,462   $1,375


                              Operating Expenses
          ------------------------------------------------------------

                                                               Advisor
          AllianceBernstein Global     Class A Class B Class C  Class
          Technology Fund              ------- ------- ------- -------
           Management Fees               .73%    .73%    .73%    .73%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .46%    .53%    .48%    .45%
             Other Expenses              .09%    .10%    .10%    .10%
           Total Other Expenses          .55%    .63%    .58%    .55%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.58%   2.36%   2.31%   1.28%
                                        ====    ====    ====    ====

                                   Examples
---------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  579   $  639   $  239    $  334   $  234   $  130
After 3 years  $  903   $  936   $  736    $  721   $  721   $  406
After 5 years  $1,249   $1,260   $1,260    $1,235   $1,235   $  702
After 10 years $2,223   $2,701   $2,701    $2,646   $2,646   $1,545

                              Operating Expenses
          -------------------------------------------------------------

                                                               Advisor
          AllianceBernstein Global     Class A Class B Class C  Class
          Health Care Fund             ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses:
             Transfer Agent              .34%    .39%    .36%    .34%
             Other Expenses              .34%    .34%    .34%    .34%
           Total Other Expenses          .68%    .73%    .70%    .68%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.73%   2.48%   2.45%   1.43%
                                        ====    ====    ====    ====

                                   Examples
------------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  593   $  651   $  251    $  348   $  248   $  146
After 3 years  $  947   $  973   $  773    $  764   $  764   $  452
After 5 years  $1,324   $1,321   $1,321    $1,306   $1,306   $  782
After 10 years $2,379   $2,632   $2,632    $2,786   $2,786   $1,713

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for
   10 years, conversion of Class B shares to Class A shares after eight years.
* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

(a)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.
(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus. Retirement shares of the Funds (except AllianceBernstein International Research Growth Fund) are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

--------------------------------------------------------------------------------
                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                  0.30%*
Class B                  1.00%
Class C                  1.00%
Advisor Class             None

--------------------------------------------------------------------------------
*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights - Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            as % of    as % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDCS WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways to Avoid or Minimize Charges on Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;


.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or


.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

--------------------------------------------------------------------------------
  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read the Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Met Life Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investments
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution
 must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
================================================================================


This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.

  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:


  --Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, each Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Fund may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

                Algeria            Hungary     Poland
                Argentina          India       Qatar
                Belize             Indonesia   Romania
                Brazil             Israel      Russia
                Bulgaria           Jamaica     Slovakia
                Chile              Jordan      Slovenia
                China              Kazakhstan  South Africa
                Colombia           Lebanon     South Korea
                Costa Rica         Malaysia    Taiwan
                Cote D'Ivoire      Mexico      Thailand
                Croatia            Morocco     Trinidad & Tobago
                Czech Republic     Nigeria     Tunisia
                Ecuador            Pakistan    Turkey
                Egypt              Panama      Ukraine
                El Salvador        Peru        Uruguay
                Guatemala          Philippines Venezuela
                Dominican Republic

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund
The AllianceBernstein International Growth Fund's investments include investments in securities of companies that are established as a result of privatizations of state enterprises. These investments may be in the initial offering of publicly traded equity securities of a government- or state-owned or controlled company or enterprise, through the purchase of securities of a current or former state enterprise following its initial equity offering, or through the privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings may be particularly attractive investments since they often are priced attractively to secure the issuer's successful transition to private sector ownership.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Investment in Smaller, Less-Seasoned Companies
A Fund may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
A Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

General
The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2006 totaling approximately $625 billion (of which approximately $88 billion represented assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                  Fee as a
                                                percentage of
                                                average daily Fiscal Year
       Fund                                      net assets*     Ended
       ----                                     ------------- -----------
       AllianceBernstein Growth Fund                 .75%       7/31/06
       AllianceBernstein Large Cap Growth
        Fund                                         .72%       7/31/06
       AllianceBernstein Mid-Cap Growth Fund         .71%       7/31/06
       AllianceBernstein Small Cap Growth
        Portfolio                                    .75%       7/31/06
       AllianceBernstein Global Research
        Growth Fund                                  .75%       6/30/06
       AllianceBernstein International Research
        Growth Fund                                  .65%       7/31/06
       AllianceBernstein International Growth
        Fund                                         .75%       6/30/06
       AllianceBernstein Global Technology
        Fund                                         .73%       7/31/06
       AllianceBernstein Global Health Care
        Fund                                         .75%       6/30/06

--------------------------------------------------------------------------------
*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS


The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund are made by the Adviser's U.S. Growth Team. The U.S. Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Growth Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                      Principal Occupation During The
       Employee; Year; Title                Past Five (5) Years
       ---------------------         ----------------------------------
Alan E. Levi; since 2000;            Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.
                                     Mr. Levi is the team leader of the
                                     U.S. Growth Team since 2002
                                     and was formerly head of growth
                                     research at the Adviser.

Jack E. Plym; since 2006;            Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

William D. Baird; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.


                                     Principal Occupation During The
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Robert Ginsberg; since 2006;         Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Stephen W. Pelensky; since 2006;     Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.



The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:



                                     Principal Occupation During The
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
James G. Reilly; since 2006;         Executive Vice President of the
Executive Vice President of the      Adviser with which he has been
Adviser                              associated since prior to 2001.
                                     Mr. Reilly has been a member of
                                     the U.S. Large Cap Growth
                                     Investment Team since 1988.

David P. Handke, Jr.; since 2006;    Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated since prior to 2001.
                                     Mr. Handke has been a member
                                     of the U.S. Large Cap Growth
                                     Investment Team since 1984.

P. Scott Wallace; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated since prior to 2001.
                                     Mr. Wallace has been a member
                                     of the U.S. Large Cap Growth
                                     Investment Team since 2001.

Michael J. Reilly; since 2006;       Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated since prior to 2001.
                                     Mr. Reilly has been a member of
                                     the U.S. Large Cap Growth
                                     Investment Team since 1992.

Syed J. Hasnain; since 2006;         Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated since prior to 2001.
                                     Mr. Hasnain has been a member
                                     of the U.S. Large Cap Growth
                                     Investment Team since 1994.


The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund are made by the Adviser's U.S. Mid Cap Growth Team. The U.S. Mid Cap Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Mid Cap Growth Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                       Principal Occupation During The
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Catherine Wood; since 2002;          Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since 2001. Prior
                                     thereto, she was a general
                                     partner and portfolio manager
                                     with Tupelo Capital Management.

John H. Fogarty; since 2006;         Senior Vice President of the
Senior Vice President of the Adviser Adviser since 2006. Prior thereto he was a hedge fund manager at
                                     Dialectic Capital and Vardon
                                     Partners since 2003. Prior
                                     thereto, he was a U.S. Large Cap
                                     Growth Portfolio manager with
                                     the Adviser since prior to 2001.

Amy P. Raskin; since 2006;           Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

Tom Zottner; since 2006;             Vice President of the Adviser with
Vice President of the Adviser        which he has been associated in
                                     a substantially similar capacity to
                                     his current position since March
                                     2001. Prior thereto, he was a
                                     registered client associate at
                                     Merrill Lynch since prior to 2001.

Ben Ruegsegger; since 2006;          Assistant Vice President of the
Assistant Vice President of the      Adviser with which he has been
Adviser                              associated in a substantially
                                     similar capacity to his current
                                     position since 2001.



The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Adviser's team of research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.


The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Bruce K. Aronow; since 1999;         Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.


                                       Principal Occupation During the
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Kumar Kirpalani; since 2004;         Vice President of the Adviser with
Vice President of the Adviser        which he has been associated in
                                     a substantially similar capacity to
                                     his current position since prior to
                                     2001.

Samantha Lau; since 2004;            Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

Wen-Tse Tseng; since 2006;           Vice President of the Adviser with
Vice President of the Adviser        which he has been associated
                                     since March 2006. Prior thereto,
                                     he was the healthcare-sector
                                     portfolio manager for the small-
                                     cap growth team at William D.
                                     Witter since 2003. He also
                                     worked at Weiss, Peck and
                                     Greer, managing the health care
                                     sector with the same team with
                                     which he worked at William D.
                                     Witter, from April 2002 to August
                                     2003. Prior thereto, he was a
                                     senior healthcare analyst at JP
                                     Morgan Fleming Asset
                                     Management since prior to 2001.




The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Norman M. Fidel; since inception;    Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Jane E. Schneirov; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

Scott E. McElroy; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Janet A. Walsh; since inception;     Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

Thomas A. Schmitt; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Francis X. Suozzo; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.


The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Fund's portfolio are made by the Adviser's International Research Growth senior sector analysts, with oversight by the Adviser's International Research Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst for that sector. The senior sector analysts rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad. The Adviser's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth senior sector analysts, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the senior sector analysts with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                   Principal Occupation During the
     Employee; Year; Title               Past Five (5) Years
     ---------------------       -----------------------------------
Hiromitsu Agata; since May 2005; Senior Vice President of
Senior Vice President of         AllianceBernstein Japan Ltd. with
AllianceBernstein Japan Ltd.     which he has been associated in
                                 a substantially similar capacity to
                                 his current position since prior to
                                 2001.


                                      Principal Occupation During the
       Employee; Year; Title                Past Five (5) Years
       ---------------------        -----------------------------------
Isabel Buccellati; since May 2005;  Vice President of ABL with which
Vice President of AllianceBernstein she has been associated in a
Limited ("ABL")                     substantially similar capacity to
                                    her current position since prior to
                                    2001.

William Johnston; since May 2005;   Senior Vice President of ABL with
Senior Vice President of ABL        which he has been associated in
                                    a substantially similar capacity to
                                    his current position since prior to
                                    2001.

Michele Patri; since May 2005;      Vice President of ABL and a Non-
Vice President of ABL               US Developed Analyst since April
                                    2001. Prior thereto, he was a
                                    portfolio manager at Citigroup
                                    Asset Manager in London since
                                    prior to 2001.

Thomas A. Schmitt; since May        Senior Vice President of the
2005; Senior Vice President of the  Adviser with which he has been
Adviser                             associated in a substantially
                                    similar capacity to his current
                                    position since prior to 2001.

Valli Srikanthapalan; since May     Senior Vice President of ABL with
2005; Senior Vice President of ABL  which she has been associated since prior to 2001.

Atsushi Yamamoto; since May         Senior Vice President of
2005; Senior Vice President of      AllianceBernstein Japan Ltd. with
AllianceBernstein Japan Ltd.        which he has been associated in
                                    a substantially similar capacity to
                                    his current position since prior to
                                    2001.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

     Employee; Year; Title;         Principal Occupation During the
   Underlying Investment Team             Past Five (5) Years
   --------------------------     -----------------------------------
Michael Levy; since 2003;         Senior Vice President of ABL with
Senior Vice President of ABL;     which he has been associated in
Global Emerging Growth Investment a substantially similar capacity to
Team                              his current position since prior to
                                  2001.


     Employee; Year; Title;         Principal Occupation During the
   Underlying Investment Team             Past Five (5) Years
   --------------------------     -----------------------------------
Edward Baker III; since 2002;     Senior Vice President and Chief
Senior Vice President of the      Investment Officer-Emerging
Adviser; Global Emerging Growth   Markets of the Adviser with which
Investment Team                   he has been associated in a
                                  substantially similar capacity to
                                  his current position since prior to
                                  2001.

Christopher Toub; since May 2005; Executive Vice President of the
Executive Vice President of the   Adviser with which he has been
Adviser; International Large Cap  associated in a substantially
Growth Investment Team            similar capacity to his current
                                  position since prior to 2001.

Gregory Eckersley; since 2006;    Senior Vice President of the
Senior Vice President of the      Adviser with which he has been
Adviser; International Large Cap  associated in a substantially
Growth Investment Team            similar capacity to his current
                                  position since prior to 2001.

Robert Scheetz; since 2006;       Senior Vice President of the
Senior Vice President of the      Adviser with which he has been
Adviser; International Large Cap  associated in a substantially
Growth Investment Team            similar capacity to his current
                                  position since prior to 2001.



The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2001.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of the Adviser. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2001.


Additional Information about the Portfolio Managers may be found in each Fund's SAI.



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2005, the assets in the Historical Portfolio totaled approximately $4.2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Global Research Growth Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*

                                                                MSCI
                                      Historical Portfolio   World Index
                                         Total Return**    Total Return***
                                      -------------------- ---------------
      Year Ended December 31:
      2005                                    15.85%             9.49%
      2004                                    12.89%            15.25%
      2003                                    32.95%            33.76%
      2002                                   (18.69)%          (19.54)%
      2001                                   (14.44)%          (16.52)%
      2000                                    (0.13)%          (12.92)%
      1999                                    44.57%            25.34%
      1998                                    26.15%            24.80%
      1997                                     8.67%            16.23%
      1996                                    14.43%            14.00%
      1995                                    42.85%            21.32%
      1994                                     5.43%             5.58%
      1993                                    19.47%            23.13%
      1992                                     9.34%            (4.66)%
      Cumulative total return for the
       period October 25, 1991
       (inception of the Historical
       Portfolio) to December 31,
       2005                                  477.30%           198.07%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.
**Net of all fees charged on the Class AX shares.
***Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                Historical Portfolio+ MSCI World Index
                                --------------------- ----------------
         One Year                       15.85%              9.49%
         Three Years                    20.25%             18.69%
         Five Years                      3.88%              2.18%
         Ten Years                      10.60%              7.04%
         Since October 25, 1991
          (inception of the
          Historical Portfolio)         13.16%              8.01%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.
++Since inception average annual total returns are from October 31, 1991.

Legal Proceedings

On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp.

("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P 500 Index is Standard & Poor's Ratings Services' 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the most recently completed fiscal year has been audited by KPMG LLP and this information for the prior four years has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firms for AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund, AllianceBernstein International Growth Fund and AllianceBernstein Global Health Care Fund and this information for all fiscal years has been audited by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                         AllianceBernstein Growth Fund


                                                                                                            Class A
                                                                       ---------------------------------------------------------
                                                                                                     Fiscal Year or Period
                                                                       ---------------------------------------------------------
                                                                         Year Ended      Year Ended   Year Ended    11/1/02 to
                                                                          7/31/06         7/31/05      7/31/04       7/31/03+
-                                                                      ----------       ----------   ----------     ----------
Net asset value, beginning of period..................................  $  35.67        $    29.05    $  26.18       $  22.56
                                                                        --------        ----------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.36)             (.32)       (.31)(b)       (.21)
Net gains or losses on investments (both realized and unrealized).....     (2.38)             6.94        3.18           3.83
                                                                        --------        ----------    --------       --------
Total from investment operations......................................     (2.74)             6.62        2.87           3.62
                                                                        --------        ----------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Distributions in excess of net investment income......................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Tax return of capital.................................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Distributions from capital gains......................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Total dividends and distributions.....................................       -0-               -0-         -0-            -0-
                                                                        ========        ==========    ========       ========
Net asset value, end of period........................................  $  32.93        $    35.67    $  29.05       $  26.18
                                                                        ========        ==========    ========       ========
Total Return(c).......................................................     (7.68)%           22.79%      10.96%         16.05%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $933,449        $1,081,725    $951,903       $835,657
Ratio of expenses to average net assets...............................      1.53%(e)(f)       1.49%       1.51%(d)       1.66%*
Ratio of net income (loss) to average net assets......................      (.98)%(f)        (1.02)%     (1.05)%(b)     (1.18)%*
Portfolio turnover rate...............................................        58%               41%         53%            29%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        10/31/02    10/31/01
-                                                                      ----------  ----------
Net asset value, beginning of period..................................  $  27.40    $  52.42
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.28)       (.22)
Net gains or losses on investments (both realized and unrealized).....     (4.56)     (19.10)
                                                                        --------    --------
Total from investment operations......................................     (4.84)     (19.32)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-       (5.70)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-         -0-
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (5.70)
                                                                        ========    ========
Net asset value, end of period........................................  $  22.56    $  27.40
                                                                        ========    ========
Total Return(c).......................................................    (17.66)%    (40.50)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $715,438    $874,604
Ratio of expenses to average net assets...............................      1.49%       1.28%
Ratio of net income (loss) to average net assets......................     (1.04)%      (.61)%
Portfolio turnover rate...............................................        41%        115%



                                                                                                            Class B
                                                                       --------------------------------------------------------
                                                                                                     Fiscal Year or Period
                                                                       --------------------------------------------------------
                                                                         Year Ended     Year Ended   Year Ended    11/1/02 to
                                                                          7/31/06        7/31/05      7/31/04       7/31/03+
-                                                                      ----------       ----------  ----------     ----------
Net asset value, beginning of period..................................  $  24.74         $  20.31    $  18.44       $  15.98
                                                                        --------         --------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.45)            (.39)       (.37)(b)       (.23)
Net gains or losses on investments (both realized and unrealized).....     (1.62)            4.82        2.24           2.69
                                                                        --------         --------    --------       --------
Total from investment operations......................................     (2.07)            4.43        1.87           2.46
                                                                        --------         --------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Distributions in excess of net investment income......................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Tax return of capital.................................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Distributions from capital gains......................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Total dividends and distributions.....................................       -0-              -0-         -0-            -0-
                                                                        ========         ========    ========       ========
Net asset value, end of period........................................  $  22.67         $  24.74    $  20.31       $  18.44
                                                                        ========         ========    ========       ========
Total Return(c).......................................................     (8.37)%          21.81%      10.14%         15.39%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $322,044         $570,462    $736,526       $999,620
Ratio of expenses to average net assets...............................      2.30%(e)(f)      2.24%       2.26%(d)       2.41%*
Ratio of net income (loss) to average net assets......................     (1.77)%(f)       (1.77)%     (1.80)%(b)     (1.94)%*
Portfolio turnover rate...............................................        58%              41%         53%            29%



                                                                       ------------------------

                                                                       ------------------------
                                                                        Year Ended   Year Ended
                                                                         10/31/02     10/31/01
-                                                                      ----------   ----------
Net asset value, beginning of period.................................. $    19.56   $    39.49
                                                                       ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.34)        (.34)
Net gains or losses on investments (both realized and unrealized).....      (3.24)      (13.89)
                                                                       ----------   ----------
Total from investment operations......................................      (3.58)      (14.23)
                                                                       ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-          -0-
                                                                       ----------   ----------
Distributions in excess of net investment income......................        -0-          -0-
                                                                       ----------   ----------
Tax return of capital.................................................        -0-          -0-
                                                                       ----------   ----------
Distributions from capital gains......................................        -0-        (5.70)
                                                                       ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-          -0-
                                                                       ----------   ----------
Total dividends and distributions.....................................        -0-        (5.70)
                                                                       ==========   ==========
Net asset value, end of period........................................ $    15.98   $    19.56
                                                                       ==========   ==========
Total Return(c).......................................................     (18.30)%     (40.93)%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,131,628   $2,233,260
Ratio of expenses to average net assets...............................       2.22%        2.00%
Ratio of net income (loss) to average net assets......................      (1.77)%      (1.31)%
Portfolio turnover rate...............................................         41%         115%


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 73, 74 and 75.

                         AllianceBernstein Growth Fund


                                                                                                           Class C
                                                                       --------------------------------------------------------
                                                                                                    Fiscal Year or Period
                                                                       --------------------------------------------------------
                                                                         Year Ended     Year Ended   Year Ended    11/1/02 to
                                                                          7/31/06        7/31/05      7/31/04       7/31/03+
-                                                                      ----------       ----------  ----------     ----------
Net asset value, beginning of period..................................  $  24.80         $  20.35    $  18.47       $  16.00
                                                                        --------         --------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.43)            (.38)       (.37)(b)       (.23)
Net gains or losses on investments (both realized and unrealized).....     (1.64)            4.83        2.25           2.70
                                                                        --------         --------    --------       --------
Total from investment operations......................................     (2.07)            4.45        1.88           2.47
                                                                        --------         --------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Distributions in excess of net investment income......................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Tax return of capital.................................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Distributions from capital gains......................................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-              -0-         -0-            -0-
                                                                        --------         --------    --------       --------
Total dividends and distributions.....................................       -0-              -0-         -0-            -0-
                                                                        ========         ========    ========       ========
Net asset value, end of period........................................  $  22.73         $  24.80    $  20.35       $  18.47
                                                                        ========         ========    ========       ========
Total Return(c).......................................................     (8.35)%          21.87%      10.18%         15.44%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $151,937         $200,381    $212,679       $236,358
Ratio of expenses to average net assets...............................      2.25%(e)(f)      2.20%       2.22%(d)       2.38%*
Ratio of net income (loss) to average net assets......................     (1.71)%(f)       (1.73)%     (1.77)%(b)     (1.90)%*
Portfolio turnover rate...............................................        58%              41%         53%            29%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        10/31/02    10/31/01
-                                                                      ----------  ----------
Net asset value, beginning of period..................................  $  19.58    $  39.52
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.33)       (.34)
Net gains or losses on investments (both realized and unrealized).....     (3.25)     (13.90)
                                                                        --------    --------
Total from investment operations......................................     (3.58)     (14.24)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-       (5.70)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-         -0-
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (5.70)
                                                                        ========    ========
Net asset value, end of period........................................  $  16.00    $  19.58
                                                                        ========    ========
Total Return(c).......................................................    (18.28)%    (40.92)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $239,940    $419,382
Ratio of expenses to average net assets...............................      2.19%       1.98%
Ratio of net income (loss) to average net assets......................     (1.74)%     (1.29)%
Portfolio turnover rate...............................................        41%        115%



                                                                                                     Advisor Class
                                                                       ----------------------------------------------------
                                                                                                 Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                         Year Ended    Year Ended  Year Ended   11/1/02 to
                                                                          7/31/06       7/31/05     7/31/04      7/31/03+
-                                                                      ----------      ---------- ----------    ----------
Net asset value, beginning of period..................................  $ 36.76         $ 29.85    $ 26.81       $ 23.05
                                                                        -------         -------    -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.24)           (.23)      (.23)(b)      (.16)
Net gains or losses on investments (both realized and unrealized).....    (2.48)           7.14       3.27          3.92
                                                                        -------         -------    -------       -------
Total from investment operations......................................    (2.72)           6.91       3.04          3.76
                                                                        -------         -------    -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-        -0-           -0-
                                                                        -------         -------    -------       -------
Distributions in excess of net investment income......................      -0-             -0-        -0-           -0-
                                                                        -------         -------    -------       -------
Tax return of capital.................................................      -0-             -0-        -0-           -0-
                                                                        -------         -------    -------       -------
Distributions from capital gains......................................      -0-             -0-        -0-           -0-
                                                                        -------         -------    -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-        -0-           -0-
                                                                        -------         -------    -------       -------
Total dividends and distributions.....................................      -0-             -0-        -0-           -0-
                                                                        =======         =======    =======       =======
Net asset value, end of period........................................  $ 34.04         $ 36.76    $ 29.85       $ 26.81
                                                                        =======         =======    =======       =======
Total Return(c).......................................................    (7.40)%         23.15%     11.34%        16.31%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $49,951         $36,167    $26,422       $16,994
Ratio of expenses to average net assets...............................     1.20%(e)(f)     1.19%      1.21%(d)      1.36%*
Ratio of net income (loss) to average net assets......................     (.63)%(f)       (.72)%     (.75)%(b)     (.87)%*
Portfolio turnover rate...............................................       58%             41%        53%           29%



                                                                       --------------------

                                                                       --------------------
                                                                       Year Ended Year Ended
                                                                        10/31/02   10/31/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $ 27.92    $ 53.17
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.20)      (.11)
Net gains or losses on investments (both realized and unrealized).....    (4.67)    (19.44)
                                                                        -------    -------
Total from investment operations......................................    (4.87)    (19.55)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-      (5.70)
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-        -0-
                                                                        -------    -------
Total dividends and distributions.....................................      -0-      (5.70)
                                                                        =======    =======
Net asset value, end of period........................................  $ 23.05    $ 27.92
                                                                        =======    =======
Total Return(c).......................................................   (17.44)%   (40.34)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $10,433    $19,087
Ratio of expenses to average net assets...............................     1.18%       .98%
Ratio of net income (loss) to average net assets......................     (.73)%     (.30)%
Portfolio turnover rate...............................................       41%       115%


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 73, 74 and 75.

                    AllianceBernstein Large Cap Growth Fund




                                                                       -------------------------------

                                                                       -------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------      ----------
Net asset value, beginning of period.................................. $    19.15      $    16.28
                                                                       ----------      ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.19)           (.14)(g)
Net gains or losses on investments (both realized and unrealized).....       (.40)           3.01
                                                                       ----------      ----------
Total from investment operations......................................       (.59)           2.87
                                                                       ----------      ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-
                                                                       ----------      ----------
Distributions in excess of net investment income......................        -0-             -0-
                                                                       ----------      ----------
Tax return of capital.................................................        -0-             -0-
                                                                       ----------      ----------
Distributions from capital gains......................................        -0-             -0-
                                                                       ----------      ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-
                                                                       ----------      ----------
Total dividends and distributions.....................................        -0-             -0-
                                                                       ==========      ==========
Net asset value, end of period........................................ $    18.56      $    19.15
                                                                       ==========      ==========
Total Return(c).......................................................      (3.08)%         17.63%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,107,602      $1,348,678
Ratio of expenses to average net assets...............................       1.54%(f)        1.50%(d)
Ratio of net income (loss) to average net assets......................       (.92)%(f)       (.82)%(g)
Portfolio turnover rate...............................................         68%             56%


                                                                                Class A
                                                                       ------------------------------------------------------
                                                                         Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                         Year Ended     12/1/02 to    Year Ended   Year Ended
                                                                          7/31/04        7/31/03+      11/30/02     11/30/01
-                                                                      ----------      ----------    ----------   ----------
Net asset value, beginning of period.................................. $    15.58      $    15.07    $    20.24   $    29.51
                                                                       ----------      ----------    ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.15)(b)        (.10)         (.19)        (.19)
Net gains or losses on investments (both realized and unrealized).....        .85             .61         (4.98)       (6.43)
                                                                       ----------      ----------    ----------   ----------
Total from investment operations......................................        .70             .51         (5.17)       (6.62)
                                                                       ----------      ----------    ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions in excess of net investment income......................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Tax return of capital.................................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions from capital gains......................................        -0-             -0-           -0-        (2.38)
                                                                       ----------      ----------    ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-           -0-        (0.27)
                                                                       ----------      ----------    ----------   ----------
Total dividends and distributions.....................................        -0-             -0-           -0-        (2.65)
                                                                       ==========      ==========    ==========   ==========
Net asset value, end of period........................................ $    16.28      $    15.58    $    15.07   $    20.24
                                                                       ==========      ==========    ==========   ==========
Total Return(c).......................................................       4.49%           3.38%       (25.54)%     (24.90)%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,550,292      $1,757,243    $2,098,623   $3,556,040
Ratio of expenses to average net assets...............................       1.58%(d)        1.89%*        1.73%        1.53%
Ratio of net income (loss) to average net assets......................       (.90)%(b)      (1.08)%*      (1.09)%       (.83)%
Portfolio turnover rate...............................................         61%             60%           93%         135%




                                                                       -------------------------------

                                                                       -------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------      ----------
Net asset value, beginning of period.................................. $    17.28      $    14.80
                                                                       ----------      ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.30)           (.25)(c)
Net gains or losses on investments (both realized and unrealized).....       (.36)           2.73
                                                                       ----------      ----------
Total from investment operations......................................       (.66)           2.48
                                                                       ----------      ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-
                                                                       ----------      ----------
Distributions in excess of net investment income......................        -0-             -0-
                                                                       ----------      ----------
Tax return of capital.................................................        -0-             -0-
                                                                       ----------      ----------
Distributions from capital gains......................................        -0-             -0-
                                                                       ----------      ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-
                                                                       ----------      ----------
Total dividends and distributions.....................................        -0-             -0-
                                                                       ==========      ==========
Net asset value, end of period........................................ $    16.62      $    17.28
                                                                       ==========      ==========
Total Return(c).......................................................      (3.82)%         16.76%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,117,481      $1,559,369
Ratio of expenses to average net assets...............................       2.30%(f)        2.25%(d)
Ratio of net income (loss) to average net assets......................      (1.68)%(f)      (1.57)%(g)
Portfolio turnover rate...............................................         68%             56%


                                                                                Class B
                                                                       ------------------------------------------------------
                                                                         Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                         Year Ended     12/1/02 to    Year Ended   Year Ended
                                                                          7/31/04        7/31/03+      11/30/02     11/30/01
-                                                                      ----------      ----------    ----------   ----------
Net asset value, beginning of period.................................. $    14.27      $    13.88    $    18.78   $    27.76
                                                                       ----------      ----------    ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.25)(b)        (.16)         (.29)        (.35)
Net gains or losses on investments (both realized and unrealized).....        .78             .55         (4.61)       (5.98)
                                                                       ----------      ----------    ----------   ----------
Total from investment operations......................................        .53             .39         (4.90)       (6.33)
                                                                       ----------      ----------    ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions in excess of net investment income......................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Tax return of capital.................................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions from capital gains......................................        -0-             -0-           -0-        (2.38)
                                                                       ----------      ----------    ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-           -0-         (.27)
                                                                       ----------      ----------    ----------   ----------
Total dividends and distributions.....................................        -0-             -0-           -0-        (2.65)
                                                                       ==========      ==========    ==========   ==========
Net asset value, end of period........................................ $    14.80      $    14.27    $    13.88   $    18.78
                                                                       ==========      ==========    ==========   ==========
Total Return(c).......................................................       3.71%           2.81%       (26.09)%     (25.48)%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,871,308      $2,670,330    $3,080,955   $5,774,836
Ratio of expenses to average net assets...............................       2.34%(d)        2.65%*        2.47%        2.25%
Ratio of net income (loss) to average net assets......................      (1.66)%(b)      (1.84)%*      (1.84)%      (1.59)%
Portfolio turnover rate...............................................         61%             60%           93%         135%


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 73, 74 and 75.

                    AllianceBernstein Large Cap Growth Fund



                                                                                                             Class C
                                                                       ---------------------------------------------------------
                                                                                                      Fiscal Year or Period
                                                                       ---------------------------------------------------------
                                                                        Year Ended     Year Ended     Year Ended    12/1/02 to
                                                                         7/31/06        7/31/05        7/31/04       7/31/03+
-                                                                      ----------     ----------     ----------     ----------
Net asset value, beginning of period..................................  $  17.33       $  14.83       $  14.30       $  13.90
                                                                        --------       --------       --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.30)          (.24)(g)       (.25)(b)       (.16)
Net gains or losses on investments (both realized and unrealized).....      (.35)          2.74            .78            .56
                                                                        --------       --------       --------       --------
Total from investment operations......................................      (.65)          2.50            .53            .40
                                                                        --------       --------       --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-            -0-            -0-            -0-
                                                                        --------       --------       --------       --------
Distributions in excess of net investment income......................       -0-            -0-            -0-            -0-
                                                                        --------       --------       --------       --------
Tax return of capital.................................................       -0-            -0-            -0-            -0-
                                                                        --------       --------       --------       --------
Distributions from capital gains......................................       -0-            -0-            -0-            -0-
                                                                        --------       --------       --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-            -0-            -0-            -0-
                                                                        --------       --------       --------       --------
Total dividends and distributions.....................................       -0-            -0-            -0-            -0-
                                                                        ========       ========       ========       ========
Net asset value, end of period........................................  $  16.68       $  17.33       $  14.83       $  14.30
                                                                        ========       ========       ========       ========
Total Return(c).......................................................     (3.75)%        16.86%          3.71%          2.88%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $396,990       $536,804       $666,851       $943,029
Ratio of expenses to average net assets...............................      2.26%(f)       2.22%(d)       2.31%(d)       2.62%*
Ratio of net income (loss) to average net assets......................     (1.65)%(f)     (1.53)%(g)     (1.62)%(b)     (1.81)%*
Portfolio turnover rate...............................................        68%            56%            61%            60%



                                                                       ------------------------

                                                                       ------------------------
                                                                        Year Ended   Year Ended
                                                                         11/30/02     11/30/01
-                                                                      ----------   ----------
Net asset value, beginning of period.................................. $    18.81   $    27.80
                                                                       ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.29)        (.35)
Net gains or losses on investments (both realized and unrealized).....      (4.62)       (5.99)
                                                                       ----------   ----------
Total from investment operations......................................      (4.91)       (6.34)
                                                                       ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-          -0-
                                                                       ----------   ----------
Distributions in excess of net investment income......................        -0-          -0-
                                                                       ----------   ----------
Tax return of capital.................................................        -0-          -0-
                                                                       ----------   ----------
Distributions from capital gains......................................        -0-        (2.38)
                                                                       ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-         (.27)
                                                                       ----------   ----------
Total dividends and distributions.....................................        -0-        (2.65)
                                                                       ==========   ==========
Net asset value, end of period........................................ $    13.90   $    18.81
                                                                       ==========   ==========
Total Return(c).......................................................     (26.10)%     (25.48)%
Ratios/Supplemental Data
Net assets end of period (000's omitted).............................. $1,116,314   $2,173,671
Ratio of expenses to average net assets...............................       2.45%        2.26%
Ratio of net income (loss) to average net assets......................      (1.81)%      (1.59)%
Portfolio turnover rate...............................................         93%         135%



                                                                                                         Advisor Class
                                                                       ----------------------------------------------------------
                                                                                                     Fiscal Year or Period
                                                                       ----------------------------------------------------------
                                                                        Year Ended      Year Ended     Year Ended    12/1/02 to
                                                                         7/31/06         7/31/05        7/31/04       7/31/03+
-                                                                      ----------     ----------      ----------     ----------
Net asset value, beginning of period..................................  $  19.76      $    16.74       $  15.97       $  15.42
                                                                        --------      ----------       --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.11)           (.09)(g)       (.10)(b)       (.08)
Net gains or losses on investments (both realized and unrealized).....      (.44)           3.11            .87            .63
                                                                        --------      ----------       --------       --------
Total from investment operations......................................      (.55)           3.02            .77            .55
                                                                        --------      ----------       --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-             -0-            -0-            -0-
                                                                        --------      ----------       --------       --------
Distributions in excess of net investment income......................       -0-             -0-            -0-            -0-
                                                                        --------      ----------       --------       --------
Tax return of capital.................................................       -0-             -0-            -0-            -0-
                                                                        --------      ----------       --------       --------
Distributions from capital gains......................................       -0-             -0-            -0-            -0-
                                                                        --------      ----------       --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-             -0-            -0-            -0-
                                                                        --------      ----------       --------       --------
Total dividends and distributions.....................................       -0-             -0-            -0-            -0-
                                                                        ========      ==========       ========       ========
Net asset value, end of period........................................  $  19.21      $    19.76       $  16.74       $  15.97
                                                                        ========      ==========       ========       ========
Total Return(c).......................................................     (2.78)%         18.04%          4.82%          3.57%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $151,816      $1,040,894       $761,895       $793,162
Ratio of expenses to average net assets...............................      1.22%(f)        1.20%(e)       1.28%(d)       1.60%*
Ratio of net income (loss) to average net assets......................      (.66)%(f)       (.53)%(g)      (.60)%(b)      (.78)%*
Portfolio turnover rate...............................................        68%             56%            61%            60%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        11/30/02    11/30/01
-                                                                      ----------  ----------
Net asset value, beginning of period..................................  $  20.65    $  29.99
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.14)       (.14)
Net gains or losses on investments (both realized and unrealized).....     (5.09)      (6.55)
                                                                        --------    --------
Total from investment operations......................................     (5.23)      (6.69)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-       (2.38)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-       (0.27)
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (2.65)
                                                                        ========    ========
Net asset value, end of period........................................  $  15.42    $  20.65
                                                                        ========    ========
Total Return(c).......................................................    (25.33)%    (24.72)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $590,508    $510,603
Ratio of expenses to average net assets...............................      1.45%       1.25%
Ratio of net income (loss) to average net assets......................     (0.79)%     (0.59)%
Portfolio turnover rate...............................................        93%        135%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                     AllianceBernstein Mid-Cap Growth Fund


                                                                                                          Class A
                                                                       ------------------------------------------------------
                                                                                                   Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                        Year Ended    Year Ended   Year Ended    12/1/02 to
                                                                         7/31/06       7/31/05      7/31/04       7/31/03+
-                                                                      ----------     ----------  ----------     ----------
Net asset value, beginning of period..................................  $   6.45       $   5.38    $   4.46       $   3.70
                                                                        --------       --------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.04)          (.05)       (.06)(b)       (.03)
Net gains or losses on investments (both realized and unrealized).....      (.22)          1.12         .98            .79
                                                                        --------       --------    --------       --------
Total from investment operations......................................      (.26)          1.07         .92            .76
                                                                        --------       --------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Distributions in excess of net investment income......................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Tax return of capital.................................................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Distributions from capital gains......................................      (.59)           -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Total dividends and distributions.....................................      (.59)           -0-         -0-            -0-
                                                                        ========       ========    ========       ========
Net asset value, end of period........................................  $   5.60       $   6.45    $   5.38       $   4.46
                                                                        ========       ========    ========       ========
Total Return(c).......................................................     (5.32)%        19.89%      20.63%         20.54%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $593,870       $653,612    $610,854       $540,843
Ratio of expenses to average net assets...............................      1.23%(f)       1.25%       1.25%(d)       1.45%*
Ratio of net income (loss) to average net assets......................      (.64)%(f)      (.88)%     (1.06)%(b)     (1.11)%*
Portfolio turnover rate...............................................       135%            88%        135%            75%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        11/30/02    11/30/01
-                                                                      ----------  ----------
Net asset value, beginning of period..................................  $   4.79    $   5.83
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.04)       (.04)
Net gains or losses on investments (both realized and unrealized).....     (1.05)       (.71)
                                                                        --------    --------
Total from investment operations......................................     (1.09)       (.75)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-        (.29)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-         -0-
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (0.29)
                                                                        ========    ========
Net asset value, end of period........................................  $   3.70    $   4.79
                                                                        ========    ========
Total Return(c).......................................................    (22.76)%    (13.64)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $469,570    $686,445
Ratio of expenses to average net assets...............................      1.34%       1.22%
Ratio of net income (loss) to average net assets......................     (1.03)%      (.69)%
Portfolio turnover rate...............................................       183%        226%



                                                                                                       Class B
                                                                       --------------------------------------------------
                                                                                                Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year ended   Year ended  Year ended   12/1/02 to
                                                                         7/31/06      7/31/05     7/31/04      7/31/03+
-                                                                      ----------    ---------- ----------    ----------
Net asset value, beginning of period..................................  $  5.51       $  4.63    $  3.87       $  3.23
                                                                        -------       -------    -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.08)         (.09)      (.09)(b)      (.03)
Net gains or losses on investments (both realized and unrealized).....     (.17)          .97        .85           .67
                                                                        -------       -------    -------       -------
Total from investment operations......................................     (.25)          .88        .76           .64
                                                                        -------       -------    -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions in excess of net investment income......................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Tax return of capital.................................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions from capital gains......................................     (.59)          -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Total dividends and distributions.....................................     (.59)          -0-        -0-           -0-
                                                                        =======       =======    =======       =======
Net asset value, end of period........................................  $  4.67       $  5.51    $  4.63       $  3.87
                                                                        =======       =======    =======       =======
Total Return(c).......................................................    (6.08)%       19.01%     19.64%        19.81%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $50,045       $70,236    $74,567       $53,461
Ratio of expenses to average net assets...............................     2.05%(f)      2.07%      2.09%(d)      2.32%*
Ratio of net income (loss) to average net assets......................    (1.46)%(f)    (1.71)%    (1.90)%(b)    (1.98)%*
Portfolio turnover rate...............................................      135%           88%       135%           75%



                                                                       --------------------

                                                                       --------------------
                                                                       Year ended Year ended
                                                                        11/30/02   11/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $  4.22    $  5.21
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.07)      (.07)
Net gains or losses on investments (both realized and unrealized).....     (.92)      (.63)
                                                                        -------    -------
Total from investment operations......................................     (.99)      (.70)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-       (.29)
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-        -0-
                                                                        -------    -------
Total dividends and distributions.....................................      -0-       (.29)
                                                                        =======    =======
Net asset value, end of period........................................  $  3.23    $  4.22
                                                                        =======    =======
Total Return(c).......................................................   (23.46)%   (14.34)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $41,096    $61,816
Ratio of expenses to average net assets...............................     2.20%      2.08%
Ratio of net income (loss) to average net assets......................    (1.89)%    (1.54)%
Portfolio turnover rate...............................................      183%       226%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                     AllianceBernstein Mid-Cap Growth Fund


                                                                                                       Class C
                                                                       --------------------------------------------------
                                                                                                Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year Ended   Year Ended  Year Ended   12/1/02 to
                                                                         7/31/06      7/31/05     7/31/04      7/31/03+
-                                                                      ----------    ---------- ----------    ----------
Net asset value, beginning of period..................................  $  5.50       $  4.62    $  3.87       $  3.22
                                                                        -------       -------    -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.08)         (.08)      (.09)(b)      (.03)
Net gains or losses on investments (both realized and unrealized).....     (.17)          .96        .84           .68
                                                                        -------       -------    -------       -------
Total from investment operations......................................     (.25)          .88        .75           .65
                                                                        -------       -------    -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions in excess of net investment income......................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Tax return of capital.................................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions from capital gains......................................     (.59)          -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Total dividends and distributions.....................................     (.59)          -0-        -0-           -0-
                                                                        =======       =======    =======       =======
Net asset value, end of period........................................  $  4.66       $  5.50    $  4.62       $  3.87
                                                                        =======       =======    =======       =======
Total Return(c).......................................................    (6.11)%       19.05%     19.38%        20.19%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $26,701       $24,098    $26,017       $14,415
Ratio of expenses to average net assets...............................     2.01%(f)      2.05%      2.06%(d)      2.27%*
Ratio of net income (loss) to average net assets......................    (1.44)%(f)    (1.68)%    (1.87)%(b)    (1.94)%*
Portfolio turnover rate...............................................      135%           88%       135%           75%



                                                                       --------------------

                                                                       --------------------
                                                                       Year Ended Year Ended
                                                                        11/30/02   11/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $  4.21    $  5.20
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.06)      (.07)
Net gains or losses on investments (both realized and unrealized).....     (.93)      (.63)
                                                                        -------    -------
Total from investment operations......................................     (.99)      (.70)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-       (.29)
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-        -0-
                                                                        -------    -------
Total dividends and distributions.....................................      -0-       (.29)
                                                                        =======    =======
Net asset value, end of period........................................  $  3.22    $  4.21
                                                                        =======    =======
Total Return(c).......................................................   (23.52)%   (14.37)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $10,860    $15,391
Ratio of expenses to average net assets...............................     2.16%      2.04%
Ratio of net income (loss) to average net assets......................    (1.85)%    (1.51)%
Portfolio turnover rate...............................................      183%       226%



                                                                                                     Advisor Class
                                                                       --------------------------------------------------
                                                                                                 Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year Ended   Year Ended  Year Ended   12/1/02 to
                                                                         7/31/06      7/31/05     7/31/04      7/31/03+
-                                                                      ----------    ---------- ----------    ----------
Net asset value, beginning of period..................................  $  6.56       $  5.45    $  4.52       $  3.74
                                                                        -------       -------    -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.03)         (.04)      (.05)(b)       -0-
Net gains or losses on investments (both realized and unrealized).....     (.22)         1.15        .98           .78
                                                                        -------       -------    -------       -------
Total from investment operations......................................     (.25)         1.11        .93           .78
                                                                        -------       -------    -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions in excess of net investment income......................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Tax return of capital.................................................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Distributions from capital gains......................................     (.59)          -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-        -0-           -0-
                                                                        -------       -------    -------       -------
Total dividends and distributions.....................................     (.59)          -0-        -0-           -0-
                                                                        =======       =======    =======       =======
Net asset value, end of period........................................  $  5.72       $  6.56    $  5.45       $  4.52
                                                                        =======       =======    =======       =======
Total Return(c).......................................................    (5.05)%       20.37%     20.58%        20.86%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $70,832       $68,495    $44,440       $21,251
Ratio of expenses to average net assets...............................     1.00%(f)      1.04%      1.04%(d)      1.23%*
Ratio of net income (loss) to average net assets......................     (.42)%(f)     (.64)%     (.85)%(b)     (.89)%*
Portfolio turnover rate...............................................      135%           88%       135%           75%



                                                                       ---------------------

                                                                       ---------------------
                                                                       Year Ended Year Ended
                                                                        11/30/02   11/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $  4.83    $   5.86
                                                                        -------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.03)       (.03)
Net gains or losses on investments (both realized and unrealized).....    (1.06)       (.71)
                                                                        -------    --------
Total from investment operations......................................    (1.09)       (.74)
                                                                        -------    --------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-         -0-
                                                                        -------    --------
Distributions in excess of net investment income......................      -0-         -0-
                                                                        -------    --------
Tax return of capital.................................................      -0-         -0-
                                                                        -------    --------
Distributions from capital gains......................................      -0-        (.29)
                                                                        -------    --------
Less Distributions
Distributions in excess of capital gains..............................      -0-         -0-
                                                                        -------    --------
Total dividends and distributions.....................................      -0-        (.29)
                                                                        =======    ========
Net asset value, end of period........................................  $  3.74    $   4.83
                                                                        =======    ========
Total Return(c).......................................................   (22.57)%    (13.39)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $13,092    $131,032
Ratio of expenses to average net assets...............................     1.08%       1.08%
Ratio of net income (loss) to average net assets......................     (.81)%      (.64)%
Portfolio turnover rate...............................................      183%        226%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                 AllianceBernstein Small Cap Growth Portfolio



                                                                       -------------------------------

                                                                       -------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------       ----------
Net asset value, beginning of period..................................  $  23.85         $  19.70
                                                                        --------         --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.34)            (.30)(g)
Net gains or losses on investments (both realized and unrealized).....       .55             4.45
                                                                        --------         --------
Total from investment operations......................................       .21             4.15
                                                                        --------         --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-              -0-
                                                                        --------         --------
Distributions in excess of net investment income......................       -0-              -0-
                                                                        --------         --------
Tax return of capital.................................................       -0-              -0-
                                                                        --------         --------
Distributions from capital gains......................................       -0-              -0-
                                                                        --------         --------
Less Distributions
Distributions in excess of capital gains..............................       -0-              -0-
                                                                        --------         --------
Total dividends and distributions.....................................       -0-              -0-
                                                                        ========         ========
Net asset value, end of period........................................  $  24.06         $  23.85
                                                                        ========         ========
Total Return(c).......................................................       .88%           21.07%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $217,106         $207,873
Ratio of expenses to average net assets...............................      1.68%(e)(f)      1.60%(d)
Ratio of net income (loss) to average net assets......................     (1.35)%(f)       (1.37)%(g)
Portfolio turnover rate...............................................        79%              82%


                                                                              Class A
                                                                       --------------------------------------------------
                                                                       Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year Ended    10/1/02 to   Year Ended  Year Ended
                                                                         7/31/04       7/31/03+     9/30/02     9/30/01
-                                                                      ----------     ----------   ----------  ----------
Net asset value, beginning of period..................................  $  17.30       $  13.34     $  16.25    $  30.76
                                                                        --------       --------     --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.33)(g)       (.24)        (.30)       (.35)
Net gains or losses on investments (both realized and unrealized).....      2.73           4.20        (2.61)     (11.46)
                                                                        --------       --------     --------    --------
Total from investment operations......................................      2.40           3.96        (2.91)     (11.81)
                                                                        --------       --------     --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Distributions in excess of net investment income......................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Tax return of capital.................................................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Distributions from capital gains......................................       -0-            -0-          -0-        (.72)
                                                                        --------       --------     --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-            -0-          -0-       (1.98)
                                                                        --------       --------     --------    --------
Total dividends and distributions.....................................       -0-            -0-          -0-       (2.70)
                                                                        ========       ========     ========    ========
Net asset value, end of period........................................  $  19.70       $  17.30     $  13.34    $  16.25
                                                                        ========       ========     ========    ========
Total Return(c).......................................................     13.87%         29.69%      (17.91)%    (41.42)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $185,906       $184,378     $156,340    $232,456
Ratio of expenses to average net assets...............................      1.85%(d)       2.32%*       1.92%       1.79%
Ratio of net income (loss) to average net assets......................     (1.67)%(g)     (1.95)%*     (1.71)%     (1.58)%
Portfolio turnover rate...............................................        94%            94%          98%        109%



                                                                                                            Class B
                                                                       ----------------------------------------------------------
                                                                                                     Fiscal Year or Period
                                                                       ----------------------------------------------------------
                                                                         Year Ended     Year Ended     Year Ended    10/1/02 to
                                                                          7/31/06        7/31/05        7/31/04       7/31/03+
-                                                                      ----------      ----------     ----------     ----------
Net asset value, beginning of period..................................  $ 20.08         $  16.72       $  14.80       $  11.49
                                                                        -------         --------       --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.46)            (.39)(g)       (.42)(g)       (.28)
Net gains or losses on investments (both realized and unrealized).....      .48             3.75           2.34           3.59
                                                                        -------         --------       --------       --------
Total from investment operations......................................      .02             3.36           1.92           3.31
                                                                        -------         --------       --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-            -0-            -0-
                                                                        -------         --------       --------       --------
Distributions in excess of net investment income......................      -0-              -0-            -0-            -0-
                                                                        -------         --------       --------       --------
Tax return of capital.................................................      -0-              -0-            -0-            -0-
                                                                        -------         --------       --------       --------
Distributions from capital gains......................................      -0-              -0-            -0-            -0-
                                                                        -------         --------       --------       --------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-            -0-            -0-
                                                                        -------         --------       --------       --------
Total dividends and distributions.....................................      -0-              -0-            -0-            -0-
                                                                        =======         ========       ========       ========
Net asset value, end of period........................................  $ 20.10         $  20.08       $  16.72       $  14.80
                                                                        =======         ========       ========       ========
Total Return(c).......................................................      .10%           20.10%         12.97%         28.81%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $68,340         $121,348       $152,031       $168,554
Ratio of expenses to average net assets...............................     2.50%(e)(f)      2.40%(d)       2.65%(d)       3.14%*
Ratio of net income (loss) to average net assets......................    (2.17)%(f)       (2.17)%(g)     (2.47)%(g)     (2.78)%*
Portfolio turnover rate...............................................       79%              82%            94%            94%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        9/30/02     9/30/01
-                                                                      ----------  ----------
Net asset value, beginning of period..................................  $  14.11    $  27.30
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.39)       (.45)
Net gains or losses on investments (both realized and unrealized).....     (2.23)     (10.04)
                                                                        --------    --------
Total from investment operations......................................     (2.62)     (10.49)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-        (.72)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-       (1.98)
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (2.70)
                                                                        ========    ========
Net asset value, end of period........................................  $  11.49    $  14.11
                                                                        ========    ========
Total Return(c).......................................................    (18.57)%    (41.88)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $159,791    $257,161
Ratio of expenses to average net assets...............................      2.72%       2.57%
Ratio of net income (loss) to average net assets......................     (2.50)%     (2.36)%
Portfolio turnover rate...............................................        98%        109%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                 AllianceBernstein Small Cap Growth Portfolio


                                                                                                          Class C
                                                                       -------------------------------------------------------
                                                                                                   Fiscal Year or Period
                                                                       -------------------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended   10/1/02 to
                                                                          7/31/06        7/31/05       7/31/04      7/31/03+
-                                                                      ----------      ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 20.13         $ 16.75       $ 14.82       $ 11.50
                                                                        -------         -------       -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.45)           (.39)(g)      (.42)(g)      (.28)
Net gains or losses on investments (both realized and unrealized).....      .48            3.77          2.35          3.60
                                                                        -------         -------       -------       -------
Total from investment operations......................................      .03            3.38          1.93          3.32
                                                                        -------         -------       -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Distributions in excess of net investment income......................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Tax return of capital.................................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Distributions from capital gains......................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Total dividends and distributions.....................................      -0-             -0-           -0-           -0-
                                                                        =======         =======       =======       =======
Net asset value, end of period........................................  $ 20.16         $ 20.13       $ 16.75       $ 14.82
                                                                        =======         =======       =======       =======
Total Return(c).......................................................      .15%          20.18%        13.02%        28.87%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $30,008         $32,895       $35,410       $39,434
Ratio of expenses to average net assets...............................     2.43%(e)(f)     2.36%(d)      2.61%(d)      3.10%*
Ratio of net income (loss) to average net assets......................    (2.11)%(f)      (2.12)%(g)    (2.43)%(g)    (2.73)%*
Portfolio turnover rate...............................................       79%             82%           94%           94%



                                                                       --------------------

                                                                       --------------------
                                                                       Year Ended Year Ended
                                                                        9/30/02    9/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $ 14.13    $ 27.32
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.39)      (.45)
Net gains or losses on investments (both realized and unrealized).....    (2.24)    (10.04)
                                                                        -------    -------
Total from investment operations......................................    (2.63)    (10.49)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-       (.72)
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-      (1.98)
                                                                        -------    -------
Total dividends and distributions.....................................      -0-      (2.70)
                                                                        =======    =======
Net asset value, end of period........................................  $ 11.50    $ 14.13
                                                                        =======    =======
Total Return(c).......................................................   (18.61)%   (41.85)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $37,256    $60,925
Ratio of expenses to average net assets...............................     2.71%      2.56%
Ratio of net income (loss) to average net assets......................    (2.49)%    (2.35)%
Portfolio turnover rate...............................................       98%       109%



                                                                                                       Advisor Class
                                                                       -------------------------------------------------------
                                                                                                   Fiscal Year or Period
                                                                       -------------------------------------------------------
                                                                         Year Ended     Year Ended   Year Ended    10/1/02 to
                                                                          7/31/06        7/31/05      7/31/04       7/31/03+
-                                                                      ----------      ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 24.51         $ 20.19        $17.68        $13.60
                                                                        -------         -------        ------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.28)           (.25)(g)      (.29)(g)      (.21)
Net gains or losses on investments (both realized and unrealized).....      .56            4.57          2.80          4.29
                                                                        -------         -------        ------        ------
Total from investment operations......................................      .28            4.32          2.51          4.08
                                                                        -------         -------        ------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-           -0-           -0-
                                                                        -------         -------        ------        ------
Distributions in excess of net investment income......................      -0-             -0-           -0-           -0-
                                                                        -------         -------        ------        ------
Tax return of capital.................................................      -0-             -0-           -0-           -0-
                                                                        -------         -------        ------        ------
Distributions from capital gains......................................      -0-             -0-           -0-           -0-
                                                                        -------         -------        ------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-           -0-
                                                                        -------         -------        ------        ------
Total dividends and distributions.....................................      -0-             -0-           -0-           -0-
                                                                        =======         =======        ======        ======
Net asset value, end of period........................................  $ 24.79         $ 24.51        $20.19        $17.68
                                                                        =======         =======        ======        ======
Total Return(c).......................................................     1.14%          21.40%        14.20%        30.00%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $22,396         $15,342        $7,921        $9,016
Ratio of expenses to average net assets...............................     1.39%(e)(f)     1.34%(d)      1.59%(d)      2.05%*
Ratio of net income (loss) to average net assets......................    (1.07)%(f)      (1.11)%(g)    (1.41)%(g)    (1.69)%*
Portfolio turnover rate...............................................       79%             82%           94%           94%



                                                                       --------------------

                                                                       --------------------
                                                                       Year Ended Year Ended
                                                                        9/30/02    9/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $ 16.52    $ 31.07
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.28)      (.29)
Net gains or losses on investments (both realized and unrealized).....    (2.64)    (11.56)
                                                                        -------    -------
Total from investment operations......................................    (2.92)    (11.85)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-       (.72)
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-      (1.98)
                                                                        -------    -------
Total dividends and distributions.....................................      -0-      (2.70)
                                                                        =======    =======
Net asset value, end of period........................................  $ 13.60    $ 16.52
                                                                        =======    =======
Total Return(c).......................................................   (17.68)%   (41.11)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $ 8,916    $68,730
Ratio of expenses to average net assets...............................     1.60%      1.52%
Ratio of net income (loss) to average net assets......................    (1.41)%    (1.31)%
Portfolio turnover rate...............................................       98%       109%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                 AllianceBernstein Global Research Growth Fund



                                                                                                 Class A
                                                                       -------------------------------------------
                                                                                          Fiscal Year or Period
                                                                       -------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended
                                                                          6/30/06        6/30/05       6/30/04
-                                                                      ----------      ----------    ----------
Net asset value, beginning of period..................................  $ 14.47         $ 13.23       $ 11.33
                                                                        -------         -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................      .03(g)         (.02)(g)      (.01)(b)
Net gains or losses on investments (both realized and unrealized).....     2.73            1.35          2.68
                                                                        -------         -------       -------
Total from investment operations......................................     2.76(i)         1.33          2.67(i)
                                                                        -------         -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-(h)       (.01)
                                                                        -------         -------       -------
Distributions in excess of net investment income......................      -0-             -0-           -0-
                                                                        -------         -------       -------
Tax return of capital.................................................      -0-             -0-           -0-
                                                                        -------         -------       -------
Distributions from capital gains......................................     (.50)           (.09)         (.76)
                                                                        -------         -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-
                                                                        -------         -------       -------
Total dividends and distributions.....................................     (.50)           (.09)         (.77)
                                                                        =======         =======       =======
Net asset value, end of period........................................  $ 16.73         $ 14.47       $ 13.23
                                                                        =======         =======       =======
Total Return(c).......................................................    19.25%          10.06%        23.86%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $50,432         $33,944       $20,562
Ratio of expenses to average net assets...............................     1.50%(f)        1.50%(d)      1.50%(d)
Ratio of net income (loss) to average net assets......................      .18%(g)(f)     (.15)%(g)     (.16)%(b)
Portfolio turnover rate...............................................       79%             66%           85%



                                                                       ----------

                                                                       ----------
                                                                       7/22/02++ to
                                                                         6/30/03
-                                                                      ------------
Net asset value, beginning of period..................................    $10.00
                                                                          ------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.01)(b)
Net gains or losses on investments (both realized and unrealized).....      1.34
                                                                          ------
Total from investment operations......................................      1.33
                                                                          ------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                          ------
Distributions in excess of net investment income......................       -0-
                                                                          ------
Tax return of capital.................................................       -0-
                                                                          ------
Distributions from capital gains......................................       -0-
                                                                          ------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                          ------
Total dividends and distributions.....................................       -0-
                                                                          ======
Net asset value, end of period........................................    $11.33
                                                                          ======
Total Return(c).......................................................     13.30%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................    $    1
Ratio of expenses to average net assets...............................      1.70%*(d)
Ratio of net income (loss) to average net assets......................      (.70)%*(b)
Portfolio turnover rate...............................................        62%



                                                                                                 Class B
                                                                       --------------------------------------------
                                                                                          Fiscal Year or Period
                                                                       --------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended
                                                                          6/30/06        6/30/05       6/30/04
-                                                                      ----------       ----------    ----------
Net asset value, beginning of period..................................   $14.17           $13.04        $11.26
                                                                         ------           ------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.05)(g)         (.09)(g)      (.18)(b)
Net gains or losses on investments (both realized and unrealized).....     2.64             1.31          2.72
                                                                         ------           ------        ------
Total from investment operations......................................     2.59(i)          1.22          2.54
                                                                         ------           ------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-           -0-
                                                                         ------           ------        ------
Distributions in excess of net investment income......................      -0-              -0-           -0-
                                                                         ------           ------        ------
Tax return of capital.................................................      -0-              -0-           -0-
                                                                         ------           ------        ------
Distributions from capital gains......................................     (.50)            (.09)         (.76)
                                                                         ------           ------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-           -0-
                                                                         ------           ------        ------
Total dividends and distributions.....................................     (.50)            (.09)         (.76)
                                                                         ======           ======        ======
Net asset value, end of period........................................   $16.26           $14.17        $13.04
                                                                         ======           ======        ======
Total Return(c).......................................................    18.44%            9.34%        22.87%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................   $2,726           $  641        $  162
Ratio of expenses to average net assets...............................     2.20%(f)         2.20%(d)      2.21%(d)
Ratio of net income (loss) to average net assets......................     (.33)%(g)(f)     (.67)%(g)    (2.22)%(b)
Portfolio turnover rate...............................................       79%              66%           85%



                                                                       ----------

                                                                       ----------
                                                                       7/22/02++ to
                                                                         6/30/03
-                                                                      ------------
Net asset value, beginning of period..................................    $10.00
                                                                          ------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.07)(b)
Net gains or losses on investments (both realized and unrealized).....      1.33
                                                                          ------
Total from investment operations......................................      1.26
                                                                          ------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                          ------
Distributions in excess of net investment income......................       -0-
                                                                          ------
Tax return of capital.................................................       -0-
                                                                          ------
Distributions from capital gains......................................       -0-
                                                                          ------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                          ------
Total dividends and distributions.....................................       -0-
                                                                          ======
Net asset value, end of period........................................    $11.26
                                                                          ======
Total Return(c).......................................................     12.60%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................    $    1
Ratio of expenses to average net assets...............................      2.40%*(d)
Ratio of net income (loss) to average net assets......................      (.78)%*(b)
Portfolio turnover rate...............................................        62%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                 AllianceBernstein Global Research Growth Fund



                                                                                                 Class C
                                                                       --------------------------------------------
                                                                                          Fiscal Year or Period
                                                                       --------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended
                                                                          6/30/06        6/30/05       6/30/04
-                                                                      ----------       ----------    ----------
Net asset value, beginning of period..................................   $14.17           $13.04        $11.26
                                                                         ------           ------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.05)(g)         (.11)(g)      (.08)(b)
Net gains or losses on investments (both realized and unrealized).....     2.64             1.33          2.62
                                                                         ------           ------        ------
Total from investment operations......................................     2.59(i)          1.22          2.54
                                                                         ------           ------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-           -0-
                                                                         ------           ------        ------
Distributions in excess of net investment income......................      -0-              -0-           -0-
                                                                         ------           ------        ------
Tax return of capital.................................................      -0-              -0-           -0-
                                                                         ------           ------        ------
Distributions from capital gains......................................     (.50)            (.09)         (.76)
                                                                         ------           ------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-           -0-
                                                                         ------           ------        ------
Total dividends and distributions.....................................     (.50)            (.09)         (.76)
                                                                         ======           ======        ======
Net asset value, end of period........................................   $16.26           $14.17        $13.04
                                                                         ======           ======        ======
Total Return(c).......................................................    18.44%            9.34%        22.87%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................   $3,266           $  934        $  468
Ratio of expenses to average net assets...............................     2.20%(f)         2.20%(d)      2.20%(d)
Ratio of net income (loss) to average net assets......................     (.30)%(g)(f)     (.80)%(g)     (.73)%(b)
Portfolio turnover rate...............................................       79%              66%           85%



                                                                       ----------

                                                                       ----------
                                                                       7/22/02++ to
                                                                         6/30/03
-                                                                      ------------
Net asset value, beginning of period..................................    $10.00
                                                                          ------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.07)(b)
Net gains or losses on investments (both realized and unrealized).....      1.33
                                                                          ------
Total from investment operations......................................      1.26
                                                                          ------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                          ------
Distributions in excess of net investment income......................       -0-
                                                                          ------
Tax return of capital.................................................       -0-
                                                                          ------
Distributions from capital gains......................................       -0-
                                                                          ------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                          ------
Total dividends and distributions.....................................       -0-
                                                                          ======
Net asset value, end of period........................................    $11.26
                                                                          ======
Total Return(c).......................................................     12.60%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................    $    1
Ratio of expenses to average net assets...............................      2.40%*(d)
Ratio of net income (loss) to average net assets......................      (.78)%*(b)
Portfolio turnover rate...............................................        62%



                                                                                            Advisor Class
                                                                       ---------------------------------------------------
                                                                                        Fiscal Year or Period
                                                                       ---------------------------------------------------
                                                                         Year Ended    Year Ended   Year Ended   7/22/02++ to
                                                                          6/30/06       6/30/05      6/30/04       6/30/03
-                                                                      ----------      ----------   ----------   ------------
Net asset value, beginning of period..................................  $ 14.56         $ 13.27      $ 11.36        $10.00
                                                                        -------         -------      -------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .11(g)          .02(g)       .01(b)        .02(b)
Net gains or losses on investments (both realized and unrealized).....     2.72            1.36         2.70          1.34
                                                                        -------         -------      -------        ------
Total from investment operations......................................     2.83(i)         1.38         2.71          1.36
                                                                        -------         -------      -------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-(h)      (.04)          -0-
                                                                        -------         -------      -------        ------
Distributions in excess of net investment income......................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------        ------
Tax return of capital.................................................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------        ------
Distributions from capital gains......................................     (.50)           (.09)        (.76)          -0-
                                                                        -------         -------      -------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------        ------
Total dividends and distributions.....................................     (.50)           (.09)        (.80)          -0-
                                                                        =======         =======      =======        ======
Net asset value, end of period........................................  $ 16.89         $ 14.56      $ 13.27        $11.36
                                                                        =======         =======      =======        ======
Total Return(c).......................................................    19.61%          10.43%       24.17%        13.60%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $68,427         $26,104      $20,202        $2,270
Ratio of expenses to average net assets...............................     1.20%(f)        1.20%(d)     1.26%(d)      1.40%*(d)
Ratio of net income (loss) to average net assets......................      .67%(g)(f)      .13%(g)      .08%(b)       .22%*(b)
Portfolio turnover rate...............................................       79%             66%          85%           62%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

             AllianceBernstein International Research Growth Fund




                                                                       ------------------------------

                                                                       ------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------       ----------
Net asset value, beginning of period..................................  $  10.26         $  8.50
                                                                        --------         -------
Income From Investment Operations
Net investment income (loss)(a).......................................       .04(g)         (.03)(g)
Net gains or losses on investments (both realized and unrealized).....      2.55            1.79
                                                                        --------         -------
Total from investment operations......................................      2.59            1.76
                                                                        --------         -------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-             -0-
                                                                        --------         -------
Distributions in excess of net investment income......................       -0-             -0-
                                                                        --------         -------
Tax return of capital.................................................       -0-             -0-
                                                                        --------         -------
Distributions from capital gains......................................       -0-             -0-
                                                                        --------         -------
Less Distributions
Distributions in excess of capital gains..............................       -0-             -0-
                                                                        --------         -------
Total dividends and distributions.....................................       -0-             -0-
                                                                        ========         =======
Net asset value, end of period........................................  $  12.85         $ 10.26
                                                                        ========         =======
Total Return(c).......................................................     25.24%          20.71%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $114,117         $91,949
Ratio of expenses to average net assets...............................      1.65%(d)(f)     1.94%(e)
Ratio of net income (loss) to average net assets......................       .36%(g)(f)     (.29)%(g)
Portfolio turnover rate...............................................        88%            136%


                                                                              Class A
                                                                       -------------------------------------------------
                                                                       Fiscal Year or Period
                                                                       -------------------------------------------------
                                                                        Year Ended    12/1/02 to    Year Ended Year Ended
                                                                         7/31/04       7/31/03+      11/30/02   11/30/01
-                                                                      ----------    ----------     ---------- ----------
Net asset value, beginning of period..................................  $  7.54       $  7.31        $  8.36    $ 10.50
                                                                        -------       -------        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.07)(b)      (.03)(g)       (.09)      (.10)
Net gains or losses on investments (both realized and unrealized).....     1.03          0.26           (.96)     (2.04)
                                                                        -------       -------        -------    -------
Total from investment operations......................................     0.96          0.23          (1.05)     (2.14)
                                                                        -------       -------        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-            -0-        -0-
                                                                        -------       -------        -------    -------
Distributions in excess of net investment income......................      -0-           -0-            -0-        -0-
                                                                        -------       -------        -------    -------
Tax return of capital.................................................      -0-           -0-            -0-        -0-
                                                                        -------       -------        -------    -------
Distributions from capital gains......................................      -0-           -0-            -0-        -0-
                                                                        -------       -------        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-            -0-        -0-
                                                                        -------       -------        -------    -------
Total dividends and distributions.....................................      -0-           -0-            -0-        -0-
                                                                        =======       =======        =======    =======
Net asset value, end of period........................................  $  8.50       $  7.54        $  7.31    $  8.36
                                                                        =======       =======        =======    =======
Total Return(c).......................................................    12.73%         3.15%        (12.56)%   (20.38)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $22,001       $23,851        $27,456    $40,555
Ratio of expenses to average net assets...............................     2.23%(d)      2.50%*(d)      2.47%      2.17%
Ratio of net income (loss) to average net assets......................     (.81)%(b)     (.68)%*(g)    (1.17)%    (1.06)%
Portfolio turnover rate...............................................       84%           56%            75%       171%




                                                                       ------------------------------

                                                                       ------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------       ----------
Net asset value, beginning of period..................................  $  9.71          $  8.10
                                                                        -------          -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.04)(g)         (.09)(g)
Net gains or losses on investments (both realized and unrealized).....     2.40             1.70
                                                                        -------          -------
Total from investment operations......................................     2.36             1.61
                                                                        -------          -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-
                                                                        -------          -------
Distributions in excess of net investment income......................      -0-              -0-
                                                                        -------          -------
Tax return of capital.................................................      -0-              -0-
                                                                        -------          -------
Distributions from capital gains......................................      -0-              -0-
                                                                        -------          -------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-
                                                                        -------          -------
Total dividends and distributions.....................................      -0-              -0-
                                                                        =======          =======
Net asset value, end of period........................................  $ 12.07          $  9.71
                                                                        =======          =======
Total Return(c).......................................................    24.31%           19.88%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $72,759          $82,622
Ratio of expenses to average net assets...............................     2.35%(d)(f)      2.76%(e)
Ratio of net income (loss) to average net assets......................     (.39)%(g)(f)    (1.01)%(g)
Portfolio turnover rate...............................................       88%             136%


                                                                               Class B
                                                                       ----------------------------------------------------
                                                                        Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    12/1/02 to     Year Ended   Year Ended
                                                                         7/31/04       7/31/03+       11/30/02     11/30/01
-                                                                      ----------    ----------     ----------    ----------
Net asset value, beginning of period..................................  $  7.25       $  7.06        $  8.12       $ 10.29
                                                                        -------       -------        -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.13)(b)      (.06)(g)       (.14)(g)      (.17)
Net gains or losses on investments (both realized and unrealized).....     0.98          0.25           (.92)        (2.00)
                                                                        -------       -------        -------       -------
Total from investment operations......................................     0.85          0.19          (1.06)        (2.17)
                                                                        -------       -------        -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Distributions in excess of net investment income......................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Tax return of capital.................................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Distributions from capital gains......................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Total dividends and distributions.....................................      -0-           -0-            -0-           -0-
                                                                        =======       =======        =======       =======
Net asset value, end of period........................................  $  8.10       $  7.25        $  7.06       $  8.12
                                                                        =======       =======        =======       =======
Total Return(c).......................................................    11.72%         2.69%        (13.05)%      (21.09)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $38,430       $45,815        $52,744       $80,353
Ratio of expenses to average net assets...............................     2.99%(d)      3.20%*(d)      3.20%(d)      2.92%
Ratio of net income (loss) to average net assets......................    (1.57)%(b)    (1.38)%*(g)    (1.88)%(g)    (1.84)%
Portfolio turnover rate...............................................       84%           56%            75%          171%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

             AllianceBernstein International Research Growth Fund




                                                                       ------------------------------

                                                                       ------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
-                                                                      ----------       ----------
Net asset value, beginning of period..................................  $  9.71          $  8.10
                                                                        -------          -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.04)(g)         (.08)(g)
Net gains or losses on investments (both realized and unrealized).....     2.40             1.69
                                                                        -------          -------
Total from investment operations......................................     2.36             1.61
                                                                        -------          -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-
                                                                        -------          -------
Distributions in excess of net investment income......................      -0-              -0-
                                                                        -------          -------
Tax return of capital.................................................      -0-              -0-
                                                                        -------          -------
Distributions from capital gains......................................      -0-              -0-
                                                                        -------          -------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-
                                                                        -------          -------
Total dividends and distributions.....................................      -0-              -0-
                                                                        =======          =======
Net asset value, end of period........................................  $ 12.07          $  9.71
                                                                        =======          =======
Total Return(c).......................................................    24.31%           19.88%
Ratios/Supplemental Data..............................................
Net assets end of period (000's omitted)..............................  $30,841          $27,911
Ratio of expenses to average net assets...............................     2.35%(d)(f)      2.70%(e)
Ratio of net income (loss) to average net assets......................     (.36)%(g)(f)     (.96)%(g)
Portfolio turnover rate...............................................       88%             136%


                                                                               Class C
                                                                       ----------------------------------------------------
                                                                        Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    12/1/02 to     Year Ended   Year Ended
                                                                         7/31/04       7/31/03+       11/30/02     11/30/01
-                                                                      ----------    ----------     ----------    ----------
Net asset value, beginning of period..................................  $  7.25       $  7.06        $  8.13       $ 10.29
                                                                        -------       -------        -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.13)(b)      (.06)(g)       (.14)(g)     (0.16)
Net gains or losses on investments (both realized and unrealized).....     0.98          0.25           (.93)        (2.00)
                                                                        -------       -------        -------       -------
Total from investment operations......................................     0.85          0.19          (1.07)        (2.16)
                                                                        -------       -------        -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Distributions in excess of net investment income......................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Tax return of capital.................................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Distributions from capital gains......................................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-            -0-           -0-
                                                                        -------       -------        -------       -------
Total dividends and distributions.....................................      -0-           -0-            -0-           -0-
                                                                        =======       =======        =======       =======
Net asset value, end of period........................................  $  8.10       $  7.25        $  7.06       $  8.13
                                                                        =======       =======        =======       =======
Total Return(c).......................................................    11.72%         2.69%        (13.16)%      (20.99)%
Ratios/Supplemental Data..............................................
Net assets end of period (000's omitted)..............................  $12,417       $15,257        $17,942       $28,990
Ratio of expenses to average net assets...............................     2.97%(d)      3.20%*(d)      3.20%(d)      2.88%
Ratio of net income (loss) to average net assets......................    (1.54)%(b)    (1.37)%*(g)    (1.90)%(g)    (1.80)%
Portfolio turnover rate...............................................       84%           56%            75%          171%



                                                                                                        Advisor Class
                                                                       ---------------------------------------------------------
                                                                                                    Fiscal Year or Period
                                                                       ---------------------------------------------------------
                                                                         Year Ended    Year Ended    Year Ended    12/1/02 to
                                                                          7/31/06       7/31/05       7/31/04       7/31/03+
-                                                                      ----------      ----------   ----------    ----------
Net asset value, beginning of period..................................  $ 10.47         $  8.65      $  7.66       $  7.41
                                                                        -------         -------      -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................      .09(g)          .03(g)      (.03)(b)      (.01)(g)
Net gains or losses on investments (both realized and unrealized).....     2.59            1.79         1.02          0.26
                                                                        -------         -------      -------       -------
Total from investment operations......................................     2.68            1.82         0.99          0.25
                                                                        -------         -------      -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------       -------
Distributions in excess of net investment income......................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------       -------
Tax return of capital.................................................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------       -------
Distributions from capital gains......................................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-          -0-           -0-
                                                                        -------         -------      -------       -------
Total dividends and distributions.....................................      -0-             -0-          -0-           -0-
                                                                        =======         =======      =======       =======
Net asset value, end of period........................................  $ 13.15         $ 10.47      $  8.65       $  7.66
                                                                        =======         =======      =======       =======
Total Return(c)                                                           25.60%          21.04%       12.92%         3.37%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $55,730         $33,754      $14,407       $12,629
Ratio of expenses to average net assets...............................     1.35%(d)(f)     1.67%(e)     1.90%(d)      2.20%*(d)
Ratio of net income (loss) to average net assets......................      .75%(g)(f)      .30%(g)     (.37)%(b)     (.32)%*(g)
Portfolio turnover rate...............................................       88%            136%          84%           56%



                                                                       --------------------

                                                                       --------------------
                                                                       Year Ended Year Ended
                                                                        11/30/02   11/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $  8.44    $ 10.58
                                                                        -------    -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.07)      (.07)
Net gains or losses on investments (both realized and unrealized).....     (.96)     (2.07)
                                                                        -------    -------
Total from investment operations......................................    (1.03)     (2.14)
                                                                        -------    -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-        -0-
                                                                        -------    -------
Distributions in excess of net investment income......................      -0-        -0-
                                                                        -------    -------
Tax return of capital.................................................      -0-        -0-
                                                                        -------    -------
Distributions from capital gains......................................      -0-        -0-
                                                                        -------    -------
Less Distributions
Distributions in excess of capital gains..............................      -0-        -0-
                                                                        -------    -------
Total dividends and distributions.....................................      -0-        -0-
                                                                        =======    =======
Net asset value, end of period........................................  $  7.41    $  8.44
                                                                        =======    =======
Total Return(c)                                                          (12.20)%   (20.23)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $11,437    $14,116
Ratio of expenses to average net assets...............................     2.18%      1.86%
Ratio of net income (loss) to average net assets......................     (.85)%     (.78)%
Portfolio turnover rate...............................................       75%       171%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                  AllianceBernstein International Growth Fund


                                                                                                   Class A
                                                                       ----------------------------------------------------
                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                                         6/30/06       6/30/05       6/30/04      6/30/03
-                                                                      ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $  13.72      $  11.15      $   8.38      $   8.19
                                                                        --------      --------      --------      --------
Income From Investment Operations
Net investment income (loss)(a).......................................       .20           .15(g)        .05(b)        .02
Net gains or losses on investments (both realized and unrealized).....      3.22          2.46          2.76           .17
                                                                        --------      --------      --------      --------
Total from investment operations......................................      3.42          2.61          2.81           .19
                                                                        --------      --------      --------      --------
Less Dividends and Distributions
Dividends from net investment income..................................      (.09)         (.04)         (.04)          -0-
                                                                        --------      --------      --------      --------
Distributions in excess of net investment income......................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Tax return of capital.................................................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Distributions from capital gains......................................      (.12)          -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Less Distributions
Distributions in excess of capital gains..............................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Total dividends and distributions.....................................      (.21)         (.04)         (.04)         0.00
                                                                        ========      ========      ========      ========
Net asset value, end of period........................................  $  16.93      $  13.72      $  11.15      $   8.38
                                                                        ========      ========      ========      ========
Total Return(c).......................................................     25.11%        23.44%        33.57%         2.32%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $952,036      $310,073      $202,899      $163,406
Ratio of expenses to average net assets...............................      1.43%(f)      1.57%(d)      1.89%(d)      2.29%
Ratio of net income (loss) to average net assets......................      1.26%(f)      1.17%(g)       .49%(b)      0.23%
Portfolio turnover rate...............................................        59%           47%           50%           29%



                                                                       ----------

                                                                       ----------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $   8.76
                                                                        --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.03)
Net gains or losses on investments (both realized and unrealized).....      (.54)
                                                                        --------
Total from investment operations......................................      (.57)
                                                                        --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                        --------
Distributions in excess of net investment income......................       -0-
                                                                        --------
Tax return of capital.................................................       -0-
                                                                        --------
Distributions from capital gains......................................       -0-
                                                                        --------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                        --------
Total dividends and distributions.....................................      0.00
                                                                        ========
Net asset value, end of period........................................  $   8.19
                                                                        ========
Total Return(c).......................................................     (6.51)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $183,160
Ratio of expenses to average net assets...............................      2.10%
Ratio of net income (loss) to average net assets......................      (.40)%
Portfolio turnover rate...............................................        43%



                                                                                                  Class B
                                                                       --------------------------------------------------
                                                                                           Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                                         6/30/06      6/30/05      6/30/04      6/30/03
-                                                                      ----------    ----------   ----------   ----------
Net asset value, beginning of period..................................  $  12.72      $ 10.38      $  7.84      $  7.72
                                                                        --------      -------      -------      -------
Income From Investment Operations
Net investment income (loss)(a).......................................       .05          .04(g)      (.03)(b)     (.04)
Net gains or losses on investments (both realized and unrealized).....      3.01         2.30         2.57         0.16
                                                                        --------      -------      -------      -------
Total from investment operations......................................      3.06         2.34         2.54         0.12
                                                                        --------      -------      -------      -------
Less Dividends and Distributions
Dividends from net investment income..................................      (.01)         -0-          -0-          -0-
                                                                        --------      -------      -------      -------
Distributions in excess of net investment income......................       -0-          -0-          -0-          -0-
                                                                        --------      -------      -------      -------
Tax return of capital.................................................       -0-          -0-          -0-          -0-
                                                                        --------      -------      -------      -------
Distributions from capital gains......................................      (.12)         -0-          -0-          -0-
                                                                        --------      -------      -------      -------
Less Distributions
Distributions in excess of capital gains..............................       -0-          -0-          -0-          -0-
                                                                        --------      -------      -------      -------
Total dividends and distributions.....................................      (.13)         -0-          -0-          -0-
                                                                        ========      =======      =======      =======
Net asset value, end of period........................................  $  15.65      $ 12.72      $ 10.38      $  7.84
                                                                        ========      =======      =======      =======
Total Return(c).......................................................     24.18%       22.54%       32.40%        1.55%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $109,706      $66,613      $56,959      $48,183
Ratio of expenses to average net assets...............................      2.18%(f)     2.33%(d)     2.67%(d)     3.08%
Ratio of net income (loss) to average net assets......................       .33%(f)      .33%(g)      .30%(b)     (.61)%
Portfolio turnover rate...............................................        59%          47%          50%          29%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $  8.32
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.09)
Net gains or losses on investments (both realized and unrealized).....     (.51)
                                                                        -------
Total from investment operations......................................    (0.60)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $  7.72
                                                                        =======
Total Return(c).......................................................    (7.21)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $65,724
Ratio of expenses to average net assets...............................     2.89%
Ratio of net income (loss) to average net assets......................    (1.19)%
Portfolio turnover rate...............................................       43%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                  AllianceBernstein International Growth Fund


                                                                                                  Class C
                                                                       ---------------------------------------------------
                                                                                           Fiscal Year or Period
                                                                       ---------------------------------------------------
                                                                        Year Ended   Year Ended    Year Ended   Year Ended
                                                                         6/30/06      6/30/05       6/30/04      6/30/03
-                                                                      ----------    ----------   ----------    ----------
Net asset value, beginning of period..................................  $  12.72      $ 10.38      $  7.84       $  7.72
                                                                        --------      -------      -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................       .13          .06(g)      (.02)(b)      (.04)
Net gains or losses on investments (both realized and unrealized).....      2.95         2.28         2.56           .16
                                                                        --------      -------      -------       -------
Total from investment operations......................................      3.08         2.34         2.54           .12
                                                                        --------      -------      -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      (.01)         -0-          -0-           -0-
                                                                        --------      -------      -------       -------
Distributions in excess of net investment income......................       -0-          -0-          -0-           -0-
                                                                        --------      -------      -------       -------
Tax return of capital.................................................       -0-          -0-          -0-           -0-
                                                                        --------      -------      -------       -------
Distributions from capital gains......................................      (.12)         -0-          -0-           -0-
                                                                        --------      -------      -------       -------
Less Distributions
Distributions in excess of capital gains..............................       -0-          -0-          -0-           -0-
                                                                        --------      -------      -------       -------
Total dividends and distributions.....................................      (.13)         -0-          -0-           -0-
                                                                        ========      =======      =======       =======
Net asset value, end of period........................................  $  15.67      $ 12.72      $ 10.38       $  7.84
                                                                        ========      =======      =======       =======
Total Return(c).......................................................     24.34%       22.54%       32.40%         1.55%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $210,147      $29,957      $16,005       $12,092
Ratio of expenses to average net assets...............................      2.13%(f)     2.29%(d)     2.65%(d)      3.06%
Ratio of net income (loss) to average net assets......................       .85%(f)      .55%(g)     (.26)%(b)     (.57)%
Portfolio turnover rate...............................................        59%          47%          50%           29%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $  8.32
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.09)
Net gains or losses on investments (both realized and unrealized).....     (.51)
                                                                        -------
Total from investment operations......................................     (.60)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $  7.72
                                                                        =======
Total Return(c).......................................................    (7.21)%
Ratios/Supplemental Data
Net assets end of period (000's omitted)..............................  $15,541
Ratio of expenses to average net assets...............................     2.85%
Ratio of net income (loss) to average net assets......................    (1.18)%
Portfolio turnover rate...............................................       43%



                                                                                               Advisor Class
                                                                       --------------------------------------------------
                                                                                           Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                                         6/30/06      6/30/05      6/30/04      6/30/03
-                                                                      ----------    ----------   ----------   ----------
Net asset value, beginning of period..................................  $  13.82       $11.22       $ 8.44       $8.21
                                                                        --------       ------       ------       -----
Income From Investment Operations
Net investment income (loss)(a).......................................       .29          .22(g)       .13(b)      .06
Net gains or losses on investments (both realized and unrealized).....      3.21         2.45         2.72         .17
                                                                        --------       ------       ------       -----
Total from investment operations......................................      3.50         2.67         2.85         .23
                                                                        --------       ------       ------       -----
Less Dividends and Distributions
Dividends from net investment income..................................      (.12)       (0.07)       (0.07)        -0-
                                                                        --------       ------       ------       -----
Distributions in excess of net investment income......................       -0-          -0-          -0-         -0-
                                                                        --------       ------       ------       -----
Tax return of capital.................................................       -0-          -0-          -0-         -0-
                                                                        --------       ------       ------       -----
Distributions from capital gains......................................      (.12)         -0-          -0-         -0-
                                                                        --------       ------       ------       -----
Less Distributions
Distributions in excess of capital gains..............................       -0-          -0-          -0-         -0-
                                                                        --------       ------       ------       -----
Total dividends and distributions.....................................      (.24)        (.07)        (.07)        -0-
                                                                        ========       ======       ======       =====
Net asset value, end of period........................................  $  17.08       $13.82       $11.22       $8.44
                                                                        ========       ======       ======       =====
Total Return(c).......................................................     25.57%       23.86%       38.81%       2.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $108,237       $8,404       $2,817       $ 744
Ratio of expenses to average net assets...............................      1.13%(f)     1.25%(d)     1.54%(d)    1.98%
Ratio of net income (loss) to average net assets......................      1.81%(f)     1.74%(g)     1.29%(b)     .74%
Portfolio turnover rate...............................................        59%          47%          50%         29%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................   $ 8.76
                                                                         ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.01)
Net gains or losses on investments (both realized and unrealized).....     (.54)
                                                                         ------
Total from investment operations......................................     (.55)
                                                                         ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                         ------
Distributions in excess of net investment income......................      -0-
                                                                         ------
Tax return of capital.................................................      -0-
                                                                         ------
Distributions from capital gains......................................      -0-
                                                                         ------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                         ------
Total dividends and distributions.....................................      -0-
                                                                         ======
Net asset value, end of period........................................   $ 8.21
                                                                         ======
Total Return(c).......................................................    (6.28)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $  808
Ratio of expenses to average net assets...............................     1.80%
Ratio of net income (loss) to average net assets......................     (.18)%
Portfolio turnover rate...............................................       43%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                   AllianceBernstein Global Technology Fund



                                                                                                     Class A
                                                             --------------------------------------------------------------
                                                                                              Fiscal Year or Period
                                                             --------------------------------------------------------------
                                                               Year Ended       Year Ended      Year Ended     12/1/02 to
                                                                7/31/06          7/31/05         7/31/04        7/31/03+
-                                                            ----------       ----------      ----------      ----------
Net asset value, beginning of period........................  $  56.56        $    49.14      $    47.44      $    43.48
                                                              --------        ----------      ----------      ----------
Income From Investment Operations
Net Investment Income (loss)(a).............................      (.56)             (.34)(g)        (.72)(g)        (.54)
Net gains or losses on investments (both realized and
 unrealized)................................................     (1.36)             7.76            2.42            4.50
                                                              --------        ----------      ----------      ----------
Total from Investment Operations............................     (1.92)             7.42            1.70            3.96
                                                              --------        ----------      ----------      ----------
Less Dividends and Distributions
Dividends from net investment income........................       -0-               -0-             -0-             -0-
                                                              --------        ----------      ----------      ----------
Distributions in excess of net investment income............       -0-               -0-             -0-             -0-
                                                              --------        ----------      ----------      ----------
Tax return of capital.......................................       -0-               -0-             -0-             -0-
                                                              --------        ----------      ----------      ----------
Distributions from capital gains............................       -0-               -0-             -0-             -0-
                                                              --------        ----------      ----------      ----------
Less Distributions
Distributions in excess of capital gains....................       -0-               -0-             -0-             -0-
                                                              --------        ----------      ----------      ----------
Total dividends and distributions...........................       -0-               -0-             -0-             -0-
                                                              ========        ==========      ==========      ==========
Net asset value, end of period..............................  $  54.64        $    56.56      $    49.14      $    47.44
                                                              ========        ==========      ==========      ==========
Total Return(c).............................................     (3.40)%           15.10%           3.58%           9.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................  $880,239        $1,067,072      $1,112,174      $1,186,488
Ratio of expenses to average net assets.....................      1.67%(e)(f)       1.66%(d)        1.65%(d)        2.24%*
Ratio of net income (loss) to average net assets............      (.95)%(f)         (.65)%(g)      (1.36)%(g)      (1.95)%*
Portfolio turnover rate.....................................       106%               80%             80%            127%



                                                             ------------------------

                                                             ------------------------
                                                              Year Ended   Year Ended
                                                               11/30/02     11/30/01
-                                                            ----------   ----------
Net asset value, beginning of period........................ $    67.05   $    95.32
                                                             ----------   ----------
Income From Investment Operations
Net Investment Income (loss)(a).............................       (.87)        (.82)
Net gains or losses on investments (both realized and
 unrealized)................................................     (22.70)      (21.17)
                                                             ----------   ----------
Total from Investment Operations............................     (23.57)      (21.99)
                                                             ----------   ----------
Less Dividends and Distributions
Dividends from net investment income........................        -0-          -0-
                                                             ----------   ----------
Distributions in excess of net investment income............        -0-          -0-
                                                             ----------   ----------
Tax return of capital.......................................        -0-          -0-
                                                             ----------   ----------
Distributions from capital gains............................        -0-        (5.86)
                                                             ----------   ----------
Less Distributions
Distributions in excess of capital gains....................        -0-         (.42)
                                                             ----------   ----------
Total dividends and distributions...........................        -0-        (6.28)
                                                             ==========   ==========
Net asset value, end of period.............................. $    43.48   $    67.05
                                                             ==========   ==========
Total Return(c).............................................     (35.15)%     (24.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)................... $1,096,744   $1,926,473
Ratio of expenses to average net assets.....................       1.85%        1.58%
Ratio of net income (loss) to average net assets............      (1.64)%      (1.08)%
Portfolio turnover rate.....................................        117%          55%



                                                                                                     Class B
                                                             -------------------------------------------------------------
                                                                                              Fiscal Year or Period
                                                             -------------------------------------------------------------
                                                               Year Ended      Year Ended      Year Ended     12/1/02 to
                                                                7/31/06         7/31/05         7/31/04        7/31/03+
-                                                            ----------       ----------     ----------      ----------
Net asset value, beginning of period........................  $  51.06         $  44.71      $    43.49      $    40.06
                                                              --------         --------      ----------      ----------
Income From Investment Operations
Net investment income (loss)(a).............................      (.92)            (.68)(g)       (1.03)(g)        (.69)
Net gains or losses on investments (both realized and
 unrealized)................................................     (1.19)            7.03            2.25            4.12
                                                              --------         --------      ----------      ----------
Total from investment operations............................     (2.11)            6.35            1.22            3.43
                                                              --------         --------      ----------      ----------
Less Dividends and Distributions
Dividends from net investment income........................       -0-              -0-             -0-             -0-
                                                              --------         --------      ----------      ----------
Distributions in excess of net investment income............       -0-              -0-             -0-             -0-
                                                              --------         --------      ----------      ----------
Tax return of capital.......................................       -0-              -0-             -0-             -0-
                                                              --------         --------      ----------      ----------
Distributions from capital gains............................       -0-              -0-             -0-             -0-
                                                              --------         --------      ----------      ----------
Less Distributions
Distributions in excess of capital gains....................       -0-              -0-             -0-             -0-
                                                              --------         --------      ----------      ----------
Total dividends and distributions...........................       -0-              -0-             -0-             -0-
                                                              ========         ========      ==========      ==========
Net asset value, end of period..............................  $  48.95         $  51.06      $    44.71      $    43.49
                                                              ========         ========      ==========      ==========
Total Return(c).............................................     (4.13)%          14.20%           2.81%           8.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................  $549,277         $844,111      $1,100,840      $1,453,453
Ratio of expenses to average net assets.....................      2.46%(e)(f)      2.43%(d)        2.42%(d)        3.02%*
Ratio of net income (loss) to average net assets............     (1.74)%(f)       (1.42)%(g)      (2.13)%(g)      (2.73)%*
Portfolio turnover rate.....................................       106%              80%             80%            127%



                                                             ------------------------

                                                             ------------------------
                                                              Year Ended   Year Ended
                                                               11/30/02     11/30/01
-                                                            ----------   ----------
Net asset value, beginning of period........................ $    62.27   $    89.59
                                                             ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).............................      (1.16)       (1.28)
Net gains or losses on investments (both realized and
 unrealized)................................................     (21.05)      (19.76)
                                                             ----------   ----------
Total from investment operations............................     (22.21)      (21.04)
                                                             ----------   ----------
Less Dividends and Distributions
Dividends from net investment income........................        -0-          -0-
                                                             ----------   ----------
Distributions in excess of net investment income............        -0-          -0-
                                                             ----------   ----------
Tax return of capital.......................................        -0-          -0-
                                                             ----------   ----------
Distributions from capital gains............................        -0-        (5.86)
                                                             ----------   ----------
Less Distributions
Distributions in excess of capital gains....................        -0-        (0.42)
                                                             ----------   ----------
Total dividends and distributions...........................        -0-        (6.28)
                                                             ==========   ==========
Net asset value, end of period.............................. $    40.06   $    62.27
                                                             ==========   ==========
Total Return(c).............................................     (35.67)%     (25.46)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)................... $1,539,144   $3,092,947
Ratio of expenses to average net assets.....................       2.58%        2.31%
Ratio of net income (loss) to average net assets............      (2.37)%      (1.80)%
Portfolio turnover rate.....................................        117%          55%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                   AllianceBernstein Global Technology Fund



                                                                                                   Class C
                                                             -----------------------------------------------------------
                                                                                            Fiscal Year or Period
                                                             -----------------------------------------------------------
                                                               Year Ended      Year Ended     Year Ended    12/1/02 to
                                                                7/31/06         7/31/05        7/31/04       7/31/03+
-                                                            ----------       ----------     ----------     ----------
Net asset value, beginning of period........................  $  51.11         $  44.73       $  43.50       $  40.07
                                                              --------         --------       --------       --------
Income From Investment Operations
Net investment income (loss)(a).............................      (.90)            (.66)(g)      (1.02)(g)       (.68)
Net gains or losses on investments (both realized
 and unrealized)............................................     (1.19)            7.04           2.25           4.11
                                                              --------         --------       --------       --------
Total from investment operations............................     (2.09)            6.38           1.23           3.43
                                                              --------         --------       --------       --------
Less Dividends and Distributions
Dividends from net investment income........................       -0-              -0-            -0-            -0-
                                                              --------         --------       --------       --------
Distributions in excess of net investment income............       -0-              -0-            -0-            -0-
                                                              --------         --------       --------       --------
Tax return of capital.......................................       -0-              -0-            -0-            -0-
                                                              --------         --------       --------       --------
Distributions from capital gains............................       -0-              -0-            -0-            -0-
                                                              --------         --------       --------       --------
Less Distributions
Distributions in excess of capital gains....................       -0-              -0-            -0-            -0-
                                                              --------         --------       --------       --------
Total dividends and distributions...........................       -0-              -0-            -0-            -0-
                                                              ========         ========       ========       ========
Net asset value, end of period..............................  $  49.02         $  51.11       $  44.73       $  43.50
                                                              ========         ========       ========       ========
Total Return(c).............................................     (4.09)%          14.26%          2.83%          8.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................  $188,275         $261,596       $313,166       $396,472
Ratio of expenses to average net assets.....................      2.40%(e)(f)      2.39%(d)       2.39%(d)       3.01%*
Ratio of net income (loss) to average net assets............     (1.68)%(f)       (1.37)%(g)     (2.10)%(g)     (2.72)%*
Portfolio turnover rate.....................................       106%              80%            80%           127%



                                                             ----------------------

                                                             ----------------------
                                                             Year Ended  Year Ended
                                                              11/30/02    11/30/01
-                                                            ----------  ----------
Net asset value, beginning of period........................  $  62.25    $  89.55
                                                              --------    --------
Income From Investment Operations
Net investment income (loss)(a).............................     (1.15)      (1.28)
Net gains or losses on investments (both realized
 and unrealized)............................................    (21.03)     (19.74)
                                                              --------    --------
Total from investment operations............................    (22.18)     (21.02)
                                                              --------    --------
Less Dividends and Distributions
Dividends from net investment income........................       -0-         -0-
                                                              --------    --------
Distributions in excess of net investment income............       -0-         -0-
                                                              --------    --------
Tax return of capital.......................................       -0-         -0-
                                                              --------    --------
Distributions from capital gains............................       -0-       (5.86)
                                                              --------    --------
Less Distributions
Distributions in excess of capital gains....................       -0-        (.42)
                                                              --------    --------
Total dividends and distributions...........................       -0-       (6.28)
                                                              ========    ========
Net asset value, end of period..............................  $  40.07    $  62.25
                                                              ========    ========
Total Return(c).............................................    (35.63)%    (25.45)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................  $410,649    $835,406
Ratio of expenses to average net assets.....................      2.55%       2.30%
Ratio of net income (loss) to average net assets............     (2.34)%     (1.80)%
Portfolio turnover rate.....................................       117%         55%



                                                                                                       Advisor Class
                                                                       -------------------------------------------------------
                                                                                                   Fiscal Year or Period
                                                                       -------------------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended   12/1/02 to
                                                                          7/31/06        7/31/05       7/31/04      7/31/03+
-                                                                      ----------      ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 58.18         $ 50.40       $ 48.50       $ 44.36
                                                                        -------         -------       -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.36)           (.20)(g)      (.58)(g)      (.46)
Net gains or losses on investments (both realized and unrealized).....    (1.45)           7.98          2.48          4.60
                                                                        -------         -------       -------       -------
Total from investment operations......................................    (1.81)           7.78          1.90          4.14
                                                                        -------         -------       -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Distributions in excess of net investment income......................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Tax return of capital.................................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Distributions from capital gains......................................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-           -0-
                                                                        -------         -------       -------       -------
Total dividends and distributions.....................................      -0-             -0-           -0-           -0-
                                                                        =======         =======       =======       =======
Net asset value, end of period........................................  $ 56.37         $ 58.18       $ 50.40       $ 48.50
                                                                        =======         =======       =======       =======
Total Return(c).......................................................    (3.11)%         15.44%         3.92%         9.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $46,297         $90,583       $80,420       $93,511
Ratio of expenses to average net assets...............................     1.36%(e)(f)     1.35%(d)      1.35%(d)      1.94%*
Ratio of net income (loss) to average net assets......................     (.62)%(f)       (.36)%(g)    (1.06)%(g)    (1.65)%*
Portfolio turnover rate...............................................      106%             80%           80%          127%



                                                                       ---------------------

                                                                       ---------------------
                                                                       Year Ended Year Ended
                                                                        11/30/02   11/30/01
-                                                                      ---------- ----------
Net asset value, beginning of period..................................  $ 68.21    $  96.60
                                                                        -------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.72)       (.60)
Net gains or losses on investments (both realized and unrealized).....   (23.13)     (21.51)
                                                                        -------    --------
Total from investment operations......................................   (23.85)     (22.11)
                                                                        -------    --------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-         -0-
                                                                        -------    --------
Distributions in excess of net investment income......................      -0-         -0-
                                                                        -------    --------
Tax return of capital.................................................      -0-         -0-
                                                                        -------    --------
Distributions from capital gains......................................      -0-       (5.89)
                                                                        -------    --------
Less Distributions
Distributions in excess of capital gains..............................      -0-        (.39)
                                                                        -------    --------
Total dividends and distributions.....................................      -0-       (6.28)
                                                                        =======    ========
Net asset value, end of period........................................  $ 44.36    $  68.21
                                                                        =======    ========
Total Return(c).......................................................   (34.96)%    (24.68)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $83,018    $231,167
Ratio of expenses to average net assets...............................     1.49%       1.27%
Ratio of net income (loss) to average net assets......................    (1.29)%      (.78)%
Portfolio turnover rate...............................................      117%         55%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                   AllianceBernstein Global Health Care Fund



                                                                                                   Class A
                                                                       ----------------------------------------------------
                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                                         6/30/06       6/30/05       6/30/04      6/30/03
-                                                                      ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 12.39       $ 11.63       $ 10.37       $  9.86
                                                                        -------       -------       -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.13)         (.13)(g)      (.12)(b)      (.10)
Net gains or losses on investments (both realized and unrealized).....      .86           .89          1.38           .61
                                                                        -------       -------       -------       -------
Total from investment operations......................................      .73           .76          1.26           .51
                                                                        -------       -------       -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions in excess of net investment income......................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Tax return of capital.................................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions from capital gains......................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Total dividends and distributions.....................................      -0-           -0-           -0-           -0-
                                                                        =======       =======       =======       =======
Net asset value, end of period........................................  $ 13.12       $ 12.39       $ 11.63       $ 10.37
                                                                        =======       =======       =======       =======
Total Return(c).......................................................     5.89%         6.54%        12.15%         5.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $46,191       $46,505       $55,079       $56,077
Ratio of expenses to average net assets...............................     1.79%(f)      1.80%(d)      1.82%(d)      2.06%
Ratio of net income (loss) to average net assets......................     (.97)%(f)    (1.10)%(g)    (1.07)%(b)    (1.12)%
Portfolio turnover rate...............................................       28%           30%           34%            8%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $ 11.20
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.12)
Net gains or losses on investments (both realized and unrealized).....    (1.22)
                                                                        -------
Total from investment operations......................................    (1.34)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $  9.86
                                                                        =======
Total Return(c).......................................................   (11.96)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $63,973
Ratio of expenses to average net assets...............................     1.85%
Ratio of net income (loss) to average net assets......................    (1.13)%
Portfolio turnover rate...............................................        9%



                                                                                                    Class B
                                                                       ------------------------------------------------------
                                                                                             Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                         6/30/06       6/30/05       6/30/04       6/30/03
-                                                                      ----------    ----------    ----------     ----------
Net asset value, beginning of period..................................  $ 11.86       $ 11.22       $  10.08       $   9.66
                                                                        -------       -------       --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.22)         (.20)(g)       (.19)(b)       (.17)
Net gains or losses on investments (both realized and unrealized).....      .83           .84           1.33            .59
                                                                        -------       -------       --------       --------
Total from investment operations......................................      .61           .64           1.14            .42
                                                                        -------       -------       --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-            -0-            -0-
                                                                        -------       -------       --------       --------
Distributions in excess of net investment income......................      -0-           -0-            -0-            -0-
                                                                        -------       -------       --------       --------
Tax return of capital.................................................      -0-           -0-            -0-            -0-
                                                                        -------       -------       --------       --------
Distributions from capital gains......................................      -0-           -0-            -0-            -0-
                                                                        -------       -------       --------       --------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-            -0-            -0-
                                                                        -------       -------       --------       --------
Total dividends and distributions.....................................      -0-           -0-            -0-            -0-
                                                                        =======       =======       ========       ========
Net asset value, end of period........................................  $ 12.47       $ 11.86       $  11.22       $  10.08
                                                                        =======       =======       ========       ========
Total Return(c).......................................................     5.14%         5.71%         11.31%          4.35%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $78,144       $94,104       $119,260       $134,907
Ratio of expenses to average net assets...............................     2.54%(f)      2.55%(d)       2.58%(d)       2.82%
Ratio of net income (loss) to average net assets......................    (1.75)%(f)    (1.87)%(g)     (1.83)%(b)     (1.88)%
Portfolio turnover rate...............................................       28%           30%            34%             8%



                                                                       ----------

                                                                       ----------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $  11.05
                                                                        --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.20)
Net gains or losses on investments (both realized and unrealized).....     (1.19)
                                                                        --------
Total from investment operations......................................     (1.39)
                                                                        --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                        --------
Distributions in excess of net investment income......................       -0-
                                                                        --------
Tax return of capital.................................................       -0-
                                                                        --------
Distributions from capital gains......................................       -0-
                                                                        --------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                        --------
Total dividends and distributions.....................................       -0-
                                                                        ========
Net asset value, end of period........................................  $   9.66
                                                                        ========
Total Return(c).......................................................    (12.58)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $163,340
Ratio of expenses to average net assets...............................      2.60%
Ratio of net income (loss) to average net assets......................     (1.87)%
Portfolio turnover rate...............................................         9%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 73, 74 and 75.

                   AllianceBernstein Global Health Care Fund



                                                                                                   Class C
                                                                       ----------------------------------------------------
                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                                         6/30/06       6/30/05       6/30/04      6/30/03
-                                                                      ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 11.88       $ 11.23       $ 10.09       $  9.66
                                                                        -------       -------       -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.22)         (.20)(g)      (.19)(b)      (.17)
Net gains or losses on investments (both realized and unrealized).....      .83           .85          1.33           .60
                                                                        -------       -------       -------       -------
Total from investment operations......................................      .61           .65          1.14           .43
                                                                        -------       -------       -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions in excess of net investment income......................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Tax return of capital.................................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions from capital gains......................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Total dividends and distributions.....................................      -0-           -0-           -0-           -0-
                                                                        =======       =======       =======       =======
Net asset value, end of period........................................  $ 12.49       $ 11.88       $ 11.23       $ 10.09
                                                                        =======       =======       =======       =======
Total Return(c).......................................................     5.14%         5.79%        11.30%         4.45%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $21,874       $24,000       $30,698       $34,298
Ratio of expenses to average net assets...............................     2.51%(f)      2.52%(d)      2.55%(d)      2.80%
Ratio of net income (loss) to average net assets......................    (1.70)%(f)    (1.83)%(g)    (1.80)%(b)    (1.85)%
Portfolio turnover rate...............................................       28%           30%           34%            8%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $ 11.05
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.20)
Net gains or losses on investments (both realized and unrealized).....    (1.19)
                                                                        -------
Total from investment operations......................................    (1.39)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $  9.66
                                                                        =======
Total Return(c).......................................................   (12.58)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $41,268
Ratio of expenses to average net assets...............................     2.57%
Ratio of net income (loss) to average net assets......................    (1.84)%
Portfolio turnover rate...............................................        9%



                                                                                                Advisor Class
                                                                       ----------------------------------------------------
                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended   Year Ended    Year Ended
                                                                         6/30/06       6/30/05      6/30/04       6/30/03
-                                                                      ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 12.72       $ 11.91        $10.59        $10.03
                                                                        -------       -------        ------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................    (0.09)         (.09)(g)      (.08)(b)      (.08)
Net gains or losses on investments (both realized and unrealized).....      .88           .90          1.40           .64
                                                                        -------       -------        ------        ------
Total from investment operations......................................      .79           .81          1.32           .56
                                                                        -------       -------        ------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-           -0-           -0-
                                                                        -------       -------        ------        ------
Distributions in excess of net investment income......................      -0-           -0-           -0-           -0-
                                                                        -------       -------        ------        ------
Tax return of capital.................................................      -0-           -0-           -0-           -0-
                                                                        -------       -------        ------        ------
Distributions from capital gains......................................      -0-           -0-           -0-           -0-
                                                                        -------       -------        ------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-           -0-           -0-
                                                                        -------       -------        ------        ------
Total dividends and distributions.....................................      -0-           -0-           -0-           -0-
                                                                        =======       =======        ======        ======
Net asset value, end of period........................................  $ 13.51       $ 12.72        $11.91        $10.59
                                                                        =======       =======        ======        ======
Total Return(c).......................................................     6.21%         6.80%        12.47%         5.58%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $13,585       $11,886        $9,705        $9,139
Ratio of expenses to average net assets...............................     1.47%(f)      1.50%(d)      1.51%(d)      1.77%
Ratio of net income (loss) to average net assets......................     (.62)%(f)     (.77)%(g)     (.75)%(b)     (.81)%
Portfolio turnover rate...............................................       28%           30%           34%            8%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
-                                                                      ----------
Net asset value, beginning of period..................................  $ 11.36
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.09)
Net gains or losses on investments (both realized and unrealized).....    (1.24)
                                                                        -------
Total from investment operations......................................    (1.33)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $ 10.03
                                                                        =======
Total Return(c).......................................................   (11.71)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $ 7,544
Ratio of expenses to average net assets...............................     1.57%
Ratio of net income (loss) to average net assets......................     (.83)%
Portfolio turnover rate...............................................        9%

--------
+ Change in fiscal year end.
++Commencement of operations.
* Annualized.
(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in
   (f) below, would have been as follows:



                                                                       2001 2002   2003    2004  2005  2006
                                                                       ---- ----  -----   -----  ----  ----
AllianceBernstein Growth Fund
Class A...............................................................  --    --     --    1.52%   --    --
Class B...............................................................  --    --     --    2.27%   --    --
Class C...............................................................  --    --     --    2.24%   --    --
Advisor Class.........................................................  --    --     --    1.22%   --    --

AllianceBernstein Large Cap Growth Fund
Class A...............................................................  --    --     --    1.76% 1.53%   --
Class B...............................................................  --    --     --    2.52% 2.28%   --
Class C...............................................................  --    --     --    2.49% 2.25%   --
Advisor Class.........................................................  --    --     --    1.46% 1.23%   --

AllianceBernstein Mid-Cap Growth Fund
Class A...............................................................  --    --     --    1.26%   --    --
Class B...............................................................  --    --     --    2.10%   --    --
Class C...............................................................  --    --     --    2.07%   --    --
Advisor Class.........................................................  --    --     --    1.05%   --    --

AllianceBernstein Small Cap Growth Portfolio
Class A...............................................................  --    --     --    2.01% 1.63%   --
Class B...............................................................  --    --     --    2.81% 2.43%   --
Class C...............................................................  --    --     --    2.77% 2.39%   --
Advisor Class.........................................................  --    --     --    1.74% 1.37%   --

AllianceBernstein Global Research Growth Fund
Class A...............................................................  --    --  19.19%*  7.68% 2.51% 1.93%
Class B...............................................................  --    --  19.94%* 11.40% 3.44% 2.60%
Class C...............................................................  --    --  19.94%* 10.96% 3.28% 2.59%
Advisor Class.........................................................  --    --  17.42%*  7.46% 2.18% 1.58%

AllianceBernstein International Research Growth Fund
Class A...............................................................  --    --   2.99%*  2.46% 2.09% 1.73%
Class B...............................................................  --  3.25%  3.79%*  3.26% 2.92% 2.50%
Class C...............................................................  --  3.20%  3.73%*  3.21% 2.86% 2.45%
Advisor Class.........................................................  --    --   2.70%*  2.13% 1.85% 1.40%

AllianceBernstein International Growth Fund
Class A...............................................................  --    --     --    2.04% 1.61%   --
Class B...............................................................  --    --     --    2.82% 2.37%   --
Class C...............................................................  --    --     --    2.80% 2.33%   --
Advisor Class.........................................................  --    --     --    1.69% 1.29%   --

AllianceBernstein Global Technology Fund
Class A...............................................................  --    --     --    1.81% 1.68%   --
Class B...............................................................  --    --     --    2.58% 2.46%   --
Class C...............................................................  --    --     --    2.55% 2.41%   --
Advisor Class.........................................................  --    --     --    1.51% 1.38%   --

AllianceBernstein Global Health Care Fund
Class A...............................................................  --    --     --    1.93% 1.84%   --
Class B...............................................................  --    --     --    2.69% 2.59%   --
Class C...............................................................  --    --     --    2.66% 2.56%   --
Advisor Class.........................................................  --    --     --    1.62% 1.54%   --

(e)Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:



                                    2005  2006
-                                   ----  ----
AllianceBernstein Growth Fund
Class A............................   --  1.52%
Class B............................   --  2.29%
Class C............................   --  2.24%
Advisor Class......................   --  1.19%

AllianceBernstein Small Cap Growth
 Fund
Class A............................   --  1.66%
Class B............................   --  2.49%
Class C............................   --  2.42%
Advisor Class......................   --  1.38%

AllianceBernstein International
 Research Growth Fund
Class A............................ 1.94%   --
Class B............................ 2.75%   --
Class C............................ 2.70%   --
Advisor Class...................... 1.67%   --

AllianceBernstein Global Technology
 Fund
Class A............................   --  1.66%
Class B............................   --  2.45%
Class C............................   --  2.39%
Advisor Class......................   --  1.35%



(f)The ratio includes expenses attributable to costs of proxy solicitation.
(g)Net of fee waiver and expense reimbursement by the Adviser.
(h)Amount is less than $0.01.
(i)Amount includes contribution from Adviser of less than $.01.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                         AllianceBernstein Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  577.82    $ 9,900.93
  2             9,900.93      495.05     10,395.98       158.02     10,237.96
  3            10,237.96      511.90     10,749.86       163.40     10,586.46
  4            10,586.46      529.32     11,115.78       168.96     10,946.82
  5            10,946.82      547.34     11,494.17       174.71     11,319.45
  6            11,319.45      565.97     11,885.43       180.66     11,704.77
  7            11,704.77      585.24     12,290.01       186.81     12,103.20
  8            12,103.20      605.16     12,708.36       193.17     12,515.19
  9            12,515.19      625.76     13,140.95       199.74     12,941.21
  10           12,941.21      647.06     13,588.27       206.54     13,381.73
  ----------------------------------------------------------------------------
  Cumulative               $5,591.55                  $2,209.82



                    AllianceBernstein Large Cap Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  579.83    $ 9,898.92
  2             9,898.92      494.95     10,393.87       160.07     10,233.80
  3            10,233.80      511.69     10,745.49       165.48     10,580.01
  4            10,580.01      529.00     11,109.01       171.08     10,937.93
  5            10,937.93      546.90     11,484.83       176.87     11,307.96
  6            11,307.96      565.40     11,873.36       182.85     11,690.51
  7            11,690.51      584.53     12,275.04       189.04     12,086.00
  8            12,086.00      604.30     12,690.30       195.43     12,494.87
  9            12,494.87      624.74     13,119.62       202.04     12,917.57
  10           12,917.57      645.88     13,563.45       208.88     13,354.58
  ----------------------------------------------------------------------------
  Cumulative               $5,586.13                  $2,231.55



                     AllianceBernstein Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  548.66    $ 9,930.09
  2             9,930.09      496.50     10,426.59       128.25     10,298.35
  3            10,298.35      514.92     10,813.26       133.00     10,680.26
  4            10,680.26      534.01     11,214.27       137.94     11,076.34
  5            11,076.34      553.82     11,630.15       143.05     11,487.10
  6            11,487.10      574.36     12,061.46       148.36     11,913.10
  7            11,913.10      595.66     12,508.76       153.86     12,354.90
  8            12,354.90      617.75     12,972.65       159.56     12,813.08
  9            12,813.08      640.65     13,453.74       165.48     13,288.26
  10           13,288.26      664.41     13,952.67       171.62     13,781.05
  ----------------------------------------------------------------------------
  Cumulative               $5,670.82                  $1,889.77

                  AllianceBernstein Small Cap Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  591.89    $ 9,886.86
  2             9,886.86      494.34     10,381.20       172.33     10,208.87
  3            10,208.87      510.44     10,719.32       177.94     10,541.38
  4            10,541.38      527.07     11,068.44       183.74     10,884.71
  5            10,884.71      544.24     11,428.94       189.72     11,239.22
  6            11,239.22      561.96     11,801.18       195.90     11,605.28
  7            11,605.28      580.26     12,185.55       202.28     11,983.27
  8            11,983.27      599.16     12,582.43       208.87     12,373.56
  9            12,373.56      618.68     12,992.24       215.67     12,776.57
  10           12,776.57      638.83     13,415.40       222.70     13,192.70
  ----------------------------------------------------------------------------
  Cumulative               $5,553.74                  $2,361.03



                 AllianceBernstein Global Research Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  575.81    $ 9,902.94
  2             9,902.94      495.15     10,398.09       200.68     10,197.41
  3            10,197.41      509.87     10,707.28       206.65     10,500.63
  4            10,500.63      525.03     11,025.66       212.80     10,812.86
  5            10,812.86      540.64     11,353.51       219.12     11,134.38
  6            11,134.38      556.72     11,691.10       225.64     11,465.47
  7            11,465.47      573.27     12,038.74       232.35     11,806.39
  8            11,806.39      590.32     12,396.71       239.26     12,157.45
  9            12,157.45      607.87     12,765.33       246.37     12,518.96
  10           12,518.96      625.95     13,144.90       253.70     12,891.21
  ----------------------------------------------------------------------------
  Cumulative               $6,503.57                  $2,612.37



              AllianceBernstein International Research Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  590.89    $ 9,887.86
  2             9,887.86      494.39     10,382.26       179.61     10,202.64
  3            10,202.64      510.13     10,712.78       185.33     10,527.44
  4            10,527.44      526.37     11,053.82       191.23     10,862.59
  5            10,862.59      543.13     11,405.71       197.32     11,208.40
  6            11,208.40      560.42     11,768.82       203.60     11,565.22
  7            11,565.22      578.26     12,143.48       210.08     11,933.39
  8            11,933.39      596.67     12,530.06       216.77     12,313.29
  9            12,313.29      615.66     12,928.96       223.67     12,705.29
  10           12,705.29      635.26     13,340.55       230.79     13,109.76
  ----------------------------------------------------------------------------
  Cumulative               $5,539.06                  $2,429.30



                  AllianceBernstein International Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  568.77    $ 9,909.98
  2             9,909.98      495.50     10,405.48       148.80     10,256.68
  3            10,256.68      512.83     10,769.52       154.00     10,615.51
  4            10,615.51      530.78     11,146.29       159.39     10,986.90
  5            10,986.90      549.34     11,536.24       164.97     11,371.27
  6            11,371.27      568.56     11,939.84       170.74     11,769.10
  7            11,769.10      588.45     12,357.55       176.71     12,180.84
  8            12,180.84      609.04     12,789.88       182.90     12,606.98
  9            12,606.98      630.35     13,237.33       189.29     13,048.04
  10           13,048.04      652.40     13,700.44       195.92     13,504.53
  ----------------------------------------------------------------------------
  Cumulative               $5,616.02                  $2,111.49

                    AllianceBernstein Global Technology Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  591.89    $ 9,886.86
  2             9,886.86      494.34     10,381.20       172.33     10,208.87
  3            10,208.87      510.44     10,719.32       177.94     10,541.38
  4            10,541.38      527.07     11,068.44       183.74     10,884.71
  5            10,884.71      544.24     11,428.94       189.72     11,239.22
  6            11,239.22      561.96     11,801.18       195.90     11,605.28
  7            11,605.28      580.26     12,185.55       202.28     11,983.27
  8            11,983.27      599.16     12,582.43       208.87     12,373.56
  9            12,373.56      618.68     12,992.24       215.67     12,776.57
  10           12,776.57      638.83     13,415.40       222.70     13,192.70
  ----------------------------------------------------------------------------
  Cumulative               $5,553.74                  $2,361.03



                   AllianceBernstein Global Health Care Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  604.96    $ 9,873.79
  2             9,873.79      493.69     10,367.48       185.58     10,181.90
  3            10,181.90      509.09     10,690.99       191.37     10,499.63
  4            10,499.63      524.98     11,024.61       197.34     10,827.27
  5            10,827.27      541.36     11,368.63       203.50     11,165.13
  6            11,165.13      558.26     11,723.39       209.85     11,513.64
  7            11,513.64      575.68     12,089.22       216.40     11,872.82
  8            11,872.82      593.64     12,466.46       223.15     12,243.31
  9            12,243.31      612.17     12,855.48       230.11     12,625.36
  10           12,625.36      631.27     13,256.63       237.29     13,019.34
  ----------------------------------------------------------------------------
  Cumulative               $5,518.89                  $2,499.55

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

On the Internet: www.sec.gov


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


           Fund                                         SEC File No.
           ----                                         ------------
           AllianceBernstein Growth Fund                 811-05088
           AllianceBernstein Large Cap Growth Fund       811-06730
           AllianceBernstein Mid-Cap Growth Fund         811-00204
           AllianceBernstein Small Cap Growth Portfolio  811-01716
           AllianceBernstein Global Research Growth
             Fund                                        811-21064
           AllianceBernstein International Research
             Growth Fund                                 811-08527
           AllianceBernstein International Growth Fund   811-08426
           AllianceBernstein Global Technology Fund      811-03131
           AllianceBernstein Global Health Care Fund     811-09329



  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


                                                                  PRO-0101-1106

                       GROWTH FUNDS - RETIREMENT SHARES

 The AllianceBernstein Growth Funds






Domestic Growth Funds

                                    [GRAPHIC]


                                                                                       AllianceBernstein Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Large Cap
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Mid-Cap
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Small Cap
                                                                                       Growth Portfolio

Global Growth Funds

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global
                                                                                       Research Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein International
                                                                                       Growth Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global
                                                                                       Technology Fund

                                    [GRAPHIC]


                                                                                       AllianceBernstein Global
                                                                                       Health Care Fund



 The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                  [LOGO]

                                       ALLIANCEBERNSTEIN

                                          Investments




                                                                     Prospectus
                                                               November 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                             Page

SUMMARY INFORMATION.........................   4

DOMESTIC GROWTH FUNDS.......................   6

ALLIANCEBERNSTEIN GROWTH FUND...............   6

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.....   8

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND.......  10

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO  12

GLOBAL GROWTH FUNDS.........................  14

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH
  FUND......................................  14

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.  16

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND....  18

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND...  20

RISKS SUMMARY...............................  22

FEES AND EXPENSES OF THE FUNDS..............  24



                                                     Page

INVESTING IN THE FUNDS..............................  27
How to Buy Shares...................................  27
The Different Share Class Expenses..................  27
Distribution Arrangements for Group Retirement Plans  28
Payments to Financial Intermediaries................  28
How to Exchange Shares..............................  29
How to Sell or Redeem Shares........................  29
Frequent Purchases and Redemptions of Fund Shares...  30
How the Funds Value Their Shares....................  31
MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS.......................................  32

MANAGEMENT OF THE FUNDS.............................  38

DIVIDENDS, DISTRIBUTIONS AND TAXES..................  45

GENERAL INFORMATION.................................  46

GLOSSARY OF INVESTMENT TERMS........................  46

FINANCIAL HIGHLIGHTS................................  47

APPENDIX A--HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION...............................  58

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This prospectus begins with a summary of key information about each of the AllianceBernstein(R) Growth Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 32.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and

.. how the Fund's performance changed from year to year over the life of the Fund.

--------------------------------------------------------------------------------
                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.
--------------------------------------------------------------------------------

RISK

--------------------------------------------------------------------------------
                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund with a higher variability of returns is a riskier investment.
--------------------------------------------------------------------------------

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks of investing in particular types of securities, such as foreign (non-U.S.) securities risk or small- or mid-capitalization risk. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

--------------------------------------------------------------------------------
                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market.
  The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, or corporate earnings. Each of the Funds is subject to this risk.
--------------------------------------------------------------------------------

General

.. The Fund's investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

.. Each Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Large Cap Growth Fund or AllianceBernstein Global Technology Fund, will not change these policies without 60 days' prior written notice to shareholders.


.. The Adviser employs an active, growth-oriented approach in the management of its growth equity portfolios. The growth universe is defined broadly to take advantage of growth opportunities wherever they may arise.


  Research is the cornerstone of the Adviser's growth investment process, primarily based on internally generated analysis. The process seeks to identify companies that have underappreciated growth prospects. We believe that in-depth, "on-the-ground," fundamental research is the key to investment success. To achieve this goal, the Adviser has built a global research platform comprised of fundamental analysts together with portfolio managers located in markets around the world, which allows them the opportunity to closely monitor the companies they follow.

                     (This page intentionally left blank.)

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.



AllianceBernstein Growth Fund
--------------------------------------------------------------------------------



                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund seeks to achieve its objective by investing primarily in equity securities of high quality companies with favorable earnings outlooks whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff and leverages research insights from each of the small-, mid- and large-capitalization growth investment teams. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.



Investment selections are made from a universe of more than 500 covered securities. Normally, the Fund invests in approximately 45-70 companies. The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes.


PRINCIPAL RISKS:

..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                         1 Year** 5 Years** 10 Years**
----------------------------------------------------------------------
Class A                                   11.64%*  -1.37%     6.73%
------- -------------------------------- -------- --------- ----------
Class R                                   11.69%   -1.51%     6.54%
------- -------------------------------- -------- --------- ----------
Class K                                   11.92%   -1.28%     6.80%
------- -------------------------------- -------- --------- ----------
Class I                                   12.23%   -1.03%     7.07%
------- -------------------------------- -------- --------- ----------
Russell (reflects no deduction for fees,
3000(R) expenses, or taxes)
Growth
Index                                      5.17%   -3.15%     6.48%
------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Date for Class R, Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -6.16%.


                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02     03    04     05
  ----   ----   ----   ----   ------   ------  ------  ----  ----   -----
  23.20  27.09  28.17  25.59  -18.47   -24.49  -28.63  34.88 15.03  11.64

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Large Cap Growth Fund

--------------------------------------------------------------------------------


                                    [GRAPHIC]





OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.23 billion to almost $405.98 billion as of September 30, 2006, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.



The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

PRINCIPAL RISKS:



..Market Risk   .Focused Portfolio Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
--------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------
                                         1 Year** 5 Years** 10 Years**
----------------------------------------------------------------------
Class A                                   14.15%*  -4.86%     7.07%
------- -------------------------------- -------- --------- ----------
Class R                                   14.18%   -5.01%     6.88%
------- -------------------------------- -------- --------- ----------
Class K                                   14.59%   -4.75%     7.17%
------- -------------------------------- -------- --------- ----------
Class I                                   14.81%   -4.52%     7.43%
------- -------------------------------- -------- --------- ----------
Russell (reflects no deduction for fees,
1000(R) expenses, or taxes)
Growth
Index                                      5.26%   -3.58%     6.73%
------- -------------------------------- -------- --------- ----------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Dates for Class R shares: 11/3/03, and for Class K and I shares:
  3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -5.28%.

                                    [CHART]

                             Calendar Year End (%)

  96      97     98      99      00      01       02      03      04     05
-----   -----   -----  -----  ------   ------   ------   -----   ----   -----
24.14   32.67   49.31  28.98  -19.87   -23.92   -32.38   22.71   8.19   14.15

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------



                                    [GRAPHIC]




OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund normally invests substantially all of its assets in equity securities that the Adviser believes offer the possibility of above-average long-term growth rates. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $1.23 billion to $16.92 billion as of September 30, 2006. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.


The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. In addition to the fundamental company research provided by the Adviser's research staff, the Fund utilizes a top-down, thematic approach to manage the portfolio. This may include the incorporation of economic, sector and industry level factors in portfolio decisions.


Normally the Fund invests in securities of a smaller number of companies, usually about 40-70 companies.


PRINCIPAL RISKS:

..Market Risk           .Focused Portfolio Risk
..Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A                                       6.71%*   3.08%     7.38%
---------- -------------------------------- -------- --------- ----------
Class R                                       6.35%    2.84%     7.15%
---------- -------------------------------- -------- --------- ----------
Class K                                       6.72%    3.12%     7.43%
---------- -------------------------------- -------- --------- ----------
Class I                                       6.92%    3.37%     7.69%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
Mid-Cap(R) expenses, or taxes)
Growth
Index                                        12.10%    1.38%     9.27%
---------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Date for Class R, Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was -4.87%.


                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02      03    04     05
  ----   ----   ----   ----   ------   ------  ------   ----  ----   -----
 17.54  36.01  -2.72  33.90  -15.88    -18.09  -32.72  65.96  19.23  6.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of September 30, 2006, there were approximately 5,100 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $8.3 billion.

The Adviser relies heavily upon the fundamental analysis and research of its internal research staff. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations.


The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Fund invests in about 95-125 companies. When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above-average earnings growth rates. In making specific investment decisions for the Fund, the Adviser will employ a "bottom-up" stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

PRINCIPAL RISKS:

..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                         1 Year** 5 Years** 10 Years**
----------------------------------------------------------------------
Class A                                   4.71%*    0.79%     4.88%
------- -------------------------------- -------- --------- ----------
Class R                                   4.72%     0.63%     4.69%
------- -------------------------------- -------- --------- ----------
Class K                                   5.02%     0.89%     4.96%
------- -------------------------------- -------- --------- ----------
Class I                                   5.36%     1.15%     5.23%
------- -------------------------------- -------- --------- ----------
Russell (reflects no deduction for fees,
2000(R) expenses, or taxes)
Growth
Index                                     4.15%     2.28%     4.69%
------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Date for Class R, Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class
  I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.
BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 0.74%.


                                     [CHART]

                             Calendar Year End (%)

   96     97     98     99      00       01      02      03     04      05
 -----   ----   ----   ----   ------   ------  ------   ----   ----    -----
 32.62  17.24  -4.57  12.96   -7.61    -13.64  -31.84  48.09   13.95   4.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.



AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]




OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to seek long-term growth of capital.


The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The Global Research Growth Portfolio Oversight Group allocates the Fund's investments among the selected market sectors based on fundamental company research and its assessment of both current and forecasted investment opportunities and conditions as well as diversification and risk considerations. The Global Research Growth Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Global Research Growth Portfolio Oversight Group believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, the Global Research Growth Portfolio Oversight Group seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging markets countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


PRINCIPAL RISKS:

..Market Risk     .Emerging Market Risk
..Foreign Risk    .Allocation Risk
..Currency Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------
                                                               Since
                                                   1 Year** Inception**
-----------------------------------------------------------------------
Class A                                             15.82%*   18.21%
------- ------------------------------------------ -------- -----------
Class R                                             15.62%    17.97%
------- ------------------------------------------ -------- -----------
Class K                                             15.90%    18.27%
------- ------------------------------------------ -------- -----------
Class I                                             16.16%    18.56%
------- ------------------------------------------ -------- -----------
MSCI    (reflects no deduction for fees, expenses,
World   or taxes)
Index
(Net)+                                               9.49%    14.84%
------- ------------------------------------------ -------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Dates for Class A shares: 7/22/02, for Class R shares: 9/01/04 and for Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.
+ The MSCI World Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 5.63%.


                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02     03     04      05
  ----   ----   ----   ----   ------   ------  ------  ----   -----   -----
  n/a    n/a    n/a    n/a    n/a      n/a     n/a     34.28   12.25   15.82

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 16.92%, 2nd quarter, 2003; and Worst Quarter was down -4.91%, 1st quarter, 2003.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------



                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Fund's Portfolio Managers and the International Growth Portfolio Oversight Group, which together are responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use the Adviser's research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas that capitalizes on the insights of our fundamental research within the optimal risk/reward framework.


The Fund's portfolio normally consists of approximately 100-130 stocks. The International Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make appropriate adjustments. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund's investments include companies that are established as a result of privatizations of state enterprises.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Emerging Market Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A                                      19.83%*  10.52%     11.32%
---------- -------------------------------- -------- --------- ----------
Class R                                      19.73%   10.33%      9.93%
---------- -------------------------------- -------- --------- ----------
Class K                                      20.00%   10.60%     10.20%
---------- -------------------------------- -------- --------- ----------
Class I                                      20.26%   10.87%     10.47%
---------- -------------------------------- -------- --------- ----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes other than
Index      non-U.S. withholding taxes)
(ex. U.S.)
(Net)+                                       14.47%    4.92%      6.22%
---------- -------------------------------- -------- --------- ----------
MSCI AC    (reflects no deduction for fees,
World      expenses, or taxes other than
Index      non-U.S. withholding taxes)
(ex. U.S.)
(Net)+#                                      16.62%    6.27%      N/A
---------- -------------------------------- -------- --------- ----------
MSCI AC    (reflects no deduction for fees,
World      expenses, or taxes)
Index
(ex. U.S.)
(Gross)##                                    17.11%    6.66%      6.17%


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Date for Class R, Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class
  I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.
+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.)
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes. # The information in the MSCI AC World Index (ex. U.S.) (Net) shows how the
  Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.
##The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the more appropriate broad-based benchmark for the Fund in light of that Index's relatively broader international and emerging markets exposure.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 10.22%.

                                   [CHART]

                             Calendar Year End (%)

   96     97     98     99      00       01      02     03     04     05
  ----   ----   ----   ----   ------   ------  ------  ----   ----   -----
  23.14  13.18  8.92   56.33  -25.33   -18.13  -6.22   44.72  23.85  19.83

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

AllianceBernstein Global Technology Fund

--------------------------------------------------------------------------------


                                    [GRAPHIC]





OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in equity securities of companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements (i.e., companies principally engaged in the production, creation, marketing or distribution of technology products and services or that use technology extensively). The Fund will normally invest at least 80% of its net assets in the equity securities of these companies.

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

Normally, the Fund invests in about 40-70 companies from multiple technology-related industry segments, in an attempt to maximize opportunity and reduce risk. When selecting securities, the Adviser emphasizes companies that are demonstrating improving fundamentals and favorable earnings momentum and trends.

The Fund invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Fund invests in both developed and emerging market countries, and may invest without limit in securities of issuers in any one country. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may also invest in synthetic foreign equity securities.

The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

PRINCIPAL RISKS:



..Market Risk            .Emerging Market Risk
..Industry/Sector Risk   .Currency Risk
..Foreign Risk           .Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
--------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------
                                             1 Year** 5 Years** 10 Years**
--------------------------------------------------------------------------
Class A                                       4.97%*   -7.98%     5.69%
----------- -------------------------------- -------- --------- ----------
Class R                                       5.01%    -8.12%     5.51%
----------- -------------------------------- -------- --------- ----------
Class K                                       5.40%    -7.88%     5.78%
----------- -------------------------------- -------- --------- ----------
Class I                                       5.70%    -7.61%     6.06%
----------- -------------------------------- -------- --------- ----------
MSCI        (reflects no deduction for fees,
World       expenses, or taxes)
Index
(Net)+                                        9.49%     2.18%     7.04%
----------- -------------------------------- -------- --------- ----------
MSCI        (reflects no deduction for fees,
World       expenses, or taxes)
Information
Technology
Index
(Net)+#                                       4.81%    -7.19%      N/A
----------- -------------------------------- -------- --------- ----------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Dates for Class R shares: 11/3/03, and for Class K and I shares:
  3/1/05. Performance information for periods prior to the inception of Class
  R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.
+ The MSCI World Information Technology Index (Net) and the MSCI World Index
  (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes. # The information in the MSCI World Information Technology Index (Net) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 1.34%.

                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02     03     04     05
  ----   ----   ----   ----   ------   ------  ------  ----   ----   -----
 19.41   4.54  63.14   71.78  -24.62   -25.88  -42.95  41.67  4.93   4.97

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund

--------------------------------------------------------------------------------



                                    [GRAPHIC]




OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is long-term growth of capital.

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in equity securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders).

The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Fund seeks primarily to take advantage of capital appreciation opportunities identified by the Adviser in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. The Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries. The Fund may also invest in synthetic foreign equity securities.

Normally, the Fund invests in securities of a smaller number of companies, usually about 25-45 companies. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

PRINCIPAL RISKS:



..Market Risk            .Currency Risk
..Industry/Sector Risk   .Capitalization Risk
..Foreign Risk           .Focused Portfolio Risk
..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                                                  Since
                                            1 Year** 5 Years** Inception**
--------------------------------------------------------------------------
Class A                                      17.39%*   0.59%      5.36%
---------- -------------------------------- -------- --------- -----------
Class R                                      17.35%    0.42%      5.18%
---------- -------------------------------- -------- --------- -----------
Class K                                      17.65%    0.67%      5.44%
---------- -------------------------------- -------- --------- -----------
Class I                                      17.96%    0.93%      5.71%
---------- -------------------------------- -------- --------- -----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes)
Index
(Net)+                                        9.49%    2.18%      1.80%
---------- -------------------------------- -------- --------- -----------
MSCI       (reflects no deduction for fees,
World      expenses, or taxes)
Healthcare
Index
(Net)+#                                       9.00%   -0.35%      2.94%
---------- -------------------------------- -------- --------- -----------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.
**Inception Date for Class A shares: 8/27/99, and for Class R, Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.
+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.
# The information in the MSCI World Healthcare Index (Net) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 1.23%.

                                    [CHART]

                             Calendar Year End (%)

    96    97     98     99      00       01      02     03      04     05
  ----   ----   ----   ----   ------   ------  ------  ----    ----   -----
  n/a    n/a    n/a    n/a    31.44    -17.56  -17.24  21.05   6.22   17.39

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. It includes the risk that a particular style of investing, such as growth, may be underperforming the stock market generally.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries, such as the technology or health care industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

FOREIGN (Non-U.S.) RISK

A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK

Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

FOCUSED PORTFOLIO RISK

This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value.

ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant adverse effect on the Fund's net asset value when one of these sectors is performing more poorly than the other.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


----------------------------------------------------------------------------------------------------------------------------
                                                     Industry/ Capital         Emerging           Focused             Manage
                                              Market  Sector   ization Foreign  Market  Currency Portfolio Allocation  ment
Fund                                           Risk    Risk     Risk    Risk     Risk     Risk     Risk       Risk     Risk
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund                   .                 .                                                     .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund         .                                                    .                  .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund           .                 .                                  .                  .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio    .                 .                                                     .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund   .                 .       .       .        .                   .        .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Fund     .                         .       .        .                            .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund        .        .        .       .       .        .                            .
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund       .        .        .       .       .        .         .                  .
----------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.
--------------------------------------------------------------------------------

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     Class A  Class R Class K Class I
                                                     Shares   Shares  Shares  Shares
                                                     -------- ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                   None    None    None    None

Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or redemption
 proceeds, whichever is lower)                       None (a)  None    None    None

Exchange Fee                                           None    None    None    None


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:




                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Growth Fund                  ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .33%    .12%    .20%    .12%
             Other Expenses              .08%    .08%    .08%    .09%
                                        ----    ----    ----    ----
           Total Other Expenses          .41%    .20%    .28%    .21%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.46%   1.45%   1.28%    .96%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  149* $  148  $  130  $   98
After 3 years  $  462  $  459  $  406  $  306
After 5 years  $  797  $  792  $  702  $  531
After 10 years $1,746  $1,735  $1,545  $1,178



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Large Cap Growth Fund        ------- ------- ------- -------
           Management Fees               .72%    .72%    .72%    .72%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .37%    .26%    .06%    .12%
             Other Expenses              .08%    .07%    .06%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .45%    .33%    .12%    .20%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.47%   1.55%   1.09%    .92%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  150* $  158  $  111  $   94
After 3 years  $  465  $  490  $  347  $  293
After 5 years  $  803  $  845  $  601  $  509
After 10 years $1,757  $1,845  $1,329  $1,131


--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Mid-Cap Growth Fund          ------- ------- ------- -------
           Management Fees               .71%    .71%    .71%    .71%
           Distribution and/or Service
            (12b-1) Fees                 .23%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .18%    .23%    .20%    .04%
             Other Expenses              .10%    .10%    .09%    .10%
                                        ----    ----    ----    ----
           Total Other Expenses          .28%    .33%    .29%    .14%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.22%   1.54%   1.25%    .85%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  124* $  157  $  127  $   87
After 3 years  $  387  $  486  $  397  $  271
After 5 years  $  670  $  839  $  686  $  471
After 10 years $1,477  $1,834  $1,511  $1,049



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Small Cap Growth Portfolio   ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .27%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .38%    .20%    .20%    .03%
             Other Expenses              .20%    .31%    .18%    .20%
                                        ----    ----    ----    ----
           Total Other Expenses          .58%    .51%    .38%    .23%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.60%   1.76%   1.38%    .98%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  163* $  179  $  140  $  100
After 3 years  $  505  $  554  $  437  $  312
After 5 years  $  871  $  954  $  755  $  542
After 10 years $1,900  $2,073  $1,657  $1,201



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein Global     Class A Class R Class K Class I
          Research Growth Fund         ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .09%    .26%    .20%    .12%
             Other Expenses              .76%    .86%    .86%    .85%
                                        ----    ----    ----    ----
           Total Other Expenses          .85%   1.12%   1.06%    .97%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.90%   2.37%   2.06%   1.72%
                                        ====    ====    ====    ====
           Waiver and/or Expense
            Reimbursement (b)           (.40)%  (.67)%  (.61)%  (.52)%
                                        ----    ----    ----    ----
           Net Expenses                 1.50%   1.70%   1.45%   1.20%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
                 Class A Class R Class K Class I
                 ------- ------- ------- -------
After 1 year     $  153* $  173  $  148  $  122
After 3 years**  $  558  $  675  $  587  $  491
After 5 years**  $  989  $1,205  $1,052  $  885
After 10 years** $2,190  $2,655  $2,341  $1,987



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          International Growth Fund    ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .16%    .20%    .20%    .11%
             Other Expenses              .21%    .22%    .21%    .23%
                                        ----    ----    ----    ----
           Total Other Expenses          .37%    .42%    .41%    .34%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.42%   1.67%   1.41%   1.09%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  145* $  170  $  144  $  111
After 3 years  $  449  $  526  $  446  $  347
After 5 years  $  776  $  907  $  771  $1,601
After 10 years $1,702  $1,976  $1,691  $1,329


--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Global Technology Fund       ------- ------- ------- -------
           Management Fees               .73%    .73%    .73%    .73%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .46%    .25%    .20%    .12%
             Other Expenses              .09%    .10%    .11%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .55%    .35%    .31%    .20%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.58%   1.58%   1.29%    .93%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  161* $  161  $  131  $   95
After 3 years  $  499  $  499  $  409  $  296
After 5 years  $  860  $  860  $  708  $  515
After 10 years $1,878  $1,878  $1,556  $1,143



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          Global Health Care Fund      ------- ------- ------- -------
           Management Fees               .75%    .75%    .75%    .75%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .34%    .26%    .20%    .12%
             Other Expenses              .34%    .28%    .33%    .23%
                                        ----    ----    ----    ----
           Total Other Expenses          .68%    .54%    .53%    .35%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.73%   1.79%   1.53%   1.10%
                                        ====    ====    ====    ====



                   Examples
----------------------------------------------
               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  176* $  182  $  156  $  112
After 3 years  $  545  $  563  $  483  $  350
After 5 years  $  939  $  970  $  834  $  606
After 10 years $2,041  $2,105  $1,824  $1,340



* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.00.
** These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(a)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.
(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES


This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs.

--------------------------------------------------------------------------------
                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A            0.30%*
Class R            0.50%
Class K            0.25%
Class I            None

--------------------------------------------------------------------------------
*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

--------------------------------------------------------------------------------
                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, the Funds' principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

--------------------------------------------------------------------------------
  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

--------------------------------------------------------------------------------
  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
--------------------------------------------------------------------------------

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Met Life Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investments
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and AllianceBernstein Investor Services, Inc., or ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.

  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:


  --Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


Depositary Receipts and Securities of Supranational Entities
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividend accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.


Illiquid Securities
Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.


Loans of Portfolio Securities
For the purposes of achieving income, each Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Fund may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently con-siders for investment are listed below. Countries may be added to or removed from this list at any time.

                Algeria            Hungary     Poland
                Argentina          India       Qatar
                Belize             Indonesia   Romania
                Brazil             Israel      Russia
                Bulgaria           Jamaica     Slovakia
                Chile              Jordan      Slovenia
                China              Kazakhstan  South Africa
                Colombia           Lebanon     South Korea
                Costa Rica         Malaysia    Taiwan
                Cote D'Ivoire      Mexico      Thailand
                Croatia            Morocco     Trinidad & Tobago
                Czech Republic     Nigeria     Tunisia
                Ecuador            Pakistan    Turkey
                Egypt              Panama      Ukraine
                El Salvador        Peru        Uruguay
                Guatemala          Philippines Venezuela
                Dominican Republic

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund
The AllianceBernstein International Growth Fund's investments include investments in securities of companies that are established as a result of privatizations of state enterprises. These investments may be in the initial offering of publicly traded equity securities of a government- or state-owned or controlled company or enterprise, through the purchase of securities of a current or former state enterprise following its initial equity offering, or through the privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings may be particularly attractive investments since they often are priced attractively to secure the issuer's successful transition to private sector ownership.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Investment in Smaller, Less-Seasoned Companies
A Fund may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
A Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

General
The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Portfolio Turnover
The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2006 totaling approximately $625 billion (of which approximately $88 billion represented assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                                       Fee as a
                                                      percentage
                                                      of average Fiscal
                                                      daily net   Year
        Fund                                           assets*   Ended
        ----                                          ---------- -------
        AllianceBernstein Growth Fund                    .75%    7/31/06
        AllianceBernstein Large Cap Growth Fund          .72%    7/31/06
        AllianceBernstein Mid-Cap Growth Fund            .71%    7/31/06
        AllianceBernstein Small Cap Growth Portfolio     .75%    7/31/06
        AllianceBernstein Global Research Growth Fund    .75%    6/30/06
        AllianceBernstein International Growth Fund      .75%    6/30/06
        AllianceBernstein Global Technology Fund         .73%    7/31/06
        AllianceBernstein Global Health Care Fund        .75%    6/30/06

--------------------------------------------------------------------------------
*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS


The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund are made by the Adviser's U.S. Growth Team. The U.S. Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Growth Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                        Principal Occupation During the
        Employee; Year; Title                 Past Five (5) Years
        ---------------------         -----------------------------------
Alan E. Levi; since 2000; Senior Vice Senior Vice President of the
President of the Adviser              Adviser with which he has been
                                      associated in a substantially
                                      similar capacity to his current
                                      position since prior to 2001. Mr.
                                      Levi is the team leader of the U.S.
                                      Growth Team since 2002 and
                                      was formerly head of growth
                                      research at the Adviser.

Jack E. Plym; since 2006; Senior      Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated in a substantially
                                      similar capacity to his current
                                      position since prior to 2001.

William D. Baird; since 2006; Senior  Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated in a substantially
                                      similar capacity to his current
                                      position since prior to 2001.

Robert Ginsberg; since 2006; Senior   Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated in a substantially
                                      similar capacity to his current
                                      position since prior to 2001.

Stephen W. Pelensky; since 2006;      Senior Vice President of the
Senior Vice President of the Adviser  Adviser with which he has been associated in a substantially
                                      similar capacity to his current
                                      position since prior to 2001.



The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:



                                      Principal Occupation During the
        Employee; Year; Title               Past Five (5) Years
        ---------------------         -------------------------------
James G. Reilly; since 2006;          Executive Vice President of the
Executive Vice President of the       Adviser with which he has been
Adviser                               associated since prior to 2001.
                                      Mr. Reilly has been a member of
                                      the U.S. Large Cap Growth
                                      Investment Team since 1988.

David P. Handke, Jr.; since 2006;     Senior Vice President of the
Senior Vice President of the Adviser  Adviser with which he has been associated since prior to 2001.
                                      Mr. Handke has been a member
                                      of the U.S. Large Cap Growth
                                      Investment Team since 1984.

P. Scott Wallace; since 2006; Senior  Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated since prior to 2001.
                                      Mr. Wallace has been a member
                                      of the U.S. Large Cap Growth
                                      Investment Team since 2001.

Michael J. Reilly; since 2006; Senior Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated since prior to 2001.
                                      Mr. Reilly has been a member of
                                      the U.S. Large Cap Growth
                                      Investment Team since 1992.

Syed J. Hasnain; since 2006; Senior   Senior Vice President of the
Vice President of the Adviser         Adviser with which he has been
                                      associated since prior to 2001.
                                      Mr. Hasnain has been a member
                                      of the U.S. Large Cap Growth
                                      Investment Team since 1994.


The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund are made by the Adviser's U.S. Mid Cap Growth Team. The U.S. Mid Cap Growth Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Mid Cap Growth Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------        ----------------------------------
Catherine Wood; since 2002; Senior  Senior Vice President of the
Vice President of the Adviser       Adviser with which she has been
                                    associated in a substantially
                                    similar capacity to her current
                                    position since 2001. Prior
                                    thereto, she was a general
                                    partner and portfolio manager
                                    with Tupelo Capital Management.

John H. Fogarty; since 2006; Senior Senior Vice President of the
Vice President of the Adviser       Adviser since 2006. Prior thereto
                                    he was a hedge fund manager at
                                    Dialectic Capital and Vardon
                                    Partners since 2003. Prior thereto
                                    he was a U.S. Large Cap Growth
                                    portfolio manager with the
                                    Adviser since prior to 2001.



                                    Principal Occupation During the
      Employee; Year; Title               Past Five (5) Years
      ---------------------       -----------------------------------
Amy P. Raskin; since 2006; Senior Senior Vice President of the
Vice President of the Adviser     Adviser with which she has been
                                  associated in a substantially
                                  similar capacity to her current
                                  position since prior to 2001.

Tom Zottner; since 2006; Vice     Vice President of the Adviser with
President of the Adviser          which he has been associated in
                                  a substantially similar capacity to
                                  his current position since March
                                  2001. Prior thereto, he was a
                                  registered client associate at
                                  Merrill Lynch since prior to 2001.

Ben Ruegsegger; since 2006;       Assistant Vice President of the
Assistant Vice President of the   Adviser with which he has been
Adviser                           associated in a substantially
                                  similar capacity to his current
                                  position since 2001.



The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Adviser's team of research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.


The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                       Principal Occupation During the
       Employee; Year; Title                 Past Five (5) Years
       ---------------------         -----------------------------------
Bruce K. Aronow; since 1999;         Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Kumar Kirpalani; since 2004; Vice    Vice President of the Adviser with
President of the Adviser             which he has been associated in
                                     a substantially similar capacity to
                                     his current position since prior to
                                     2001.

Samantha Lau; since 2004; Senior     Senior Vice President of the
Vice President of the Adviser        Adviser with which she has been
                                     associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.


                                 Principal Occupation During the
     Employee; Year; Title             Past Five (5) Years
     ---------------------      ----------------------------------
Wen-Tse Tseng; since 2006; Vice Vice President of the Adviser with
President of the Adviser        which he has been associated
                                since March 2006. Prior thereto,
                                he was the healthcare-sector
                                portfolio manager for the small-
                                cap growth team at William D.
                                Witter since 2003. He also
                                worked at Weiss, Peck and
                                Greer, managing the health care
                                sector with the same team with
                                which he worked at William D.
                                Witter, from April 2002 to August
                                2003. Prior thereto, he was a
                                senior healthcare analyst at JP
                                Morgan Fleming Asset
                                Management since prior to 2001.




The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

The Adviser's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Norman M. Fidel; since inception;    Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Jane E. Schneirov; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

Scott E. McElroy; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Janet A. Walsh; since inception;     Senior Vice President of the
Senior Vice President of the Adviser Adviser with which she has been associated in a substantially
                                     similar capacity to her current
                                     position since prior to 2001.

                                     Principal Occupation During the
       Employee; Year; Title               Past Five (5) Years
       ---------------------         -------------------------------
Thomas A. Schmitt; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

Francis X. Suozzo; since inception;  Senior Vice President of the
Senior Vice President of the Adviser Adviser with which he has been associated in a substantially
                                     similar capacity to his current
                                     position since prior to 2001.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


       Employee; Year; Title;           Principal Occupation During the
     Underlying Investment Team               Past Five (5) Years
     --------------------------       -----------------------------------
Michael Levy; since 2003; Senior      Senior Vice President of ABL with
Vice President of AllianceBernstein   which he has been associated in
Limited ("ABL"); Global Emerging      a substantially similar capacity to
Growth Investment Team                his current position since prior to
                                      2001.

Edward Baker III; since 2002; Senior  Senior Vice President and Chief
Vice President of the Adviser; Global Investment Officer-Emerging
Emerging Growth Investment Team       Markets of the Adviser with which
                                      he has been associated in a
                                      substantially similar capacity to
                                      his current position since prior to
                                      2001.

Christopher Toub; since May 2005;     Executive Vice President of the
Executive Vice President of the       Adviser with which he has been
Adviser; International Large Cap      associated in a substantially
Growth Investment Team                similar capacity to his current
                                      position since prior to 2001.

Gregory Eckersley; since 2006;        Senior Vice President of the
Senior Vice President of the Adviser; Adviser with which he has been
International Large Cap Growth        associated in a substantially
Investment Team                       similar capacity to his current
                                      position since prior to 2001.

Robert Scheetz; since 2006; Senior    Senior Vice President of the
Vice President of the Adviser;        Adviser with which he has been
International Large Cap Growth        associated in a substantially
Investment Team                       similar capacity to his current
                                      position since prior to 2001.



The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of the Adviser. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2001.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of the Adviser. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2001.


Additional Information about the Portfolio Managers may be found in each Fund's SAI.



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments-Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2005, the assets in the Historical Portfolio totaled approximately $4.2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the AllianceBernstein Global Research Growth Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*

                                                                MSCI
                                      Historical Portfolio   World Index
                                         Total Return**    Total Return***
                                      -------------------- ---------------
     Year Ended December 31:
     2005                                     15.85%             9.49%
     2004                                     12.89%            15.25%
     2003                                     32.95%            33.76%
     2002                                    (18.69)%          (19.54)%
     2001                                    (14.44)%          (16.52)%
     2000                                     (0.13)%          (12.92)%
     1999                                     44.57%            25.34%
     1998                                     26.15%            24.80%
     1997                                      8.67%            16.23%
     1996                                     14.43%            14.00%
     1995                                     42.85%            21.32%
     1994                                      5.43%             5.58%
     1993                                     19.47%            23.13%
     1992                                      9.34%            (4.66)%
     Cumulative total return for the
      period October 25, 1991
      (inception of the Historical
      Portfolio) to December 31, 2005        477.30%           198.07%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.
**Net of all fees charged on the Class AX shares.
***Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                Historical Portfolio+ MSCI World Index
                                --------------------- ----------------
         One Year                       15.85%              9.49%
         Three Years                    20.25%             18.69%
         Five Years                      3.88%              2.18%
         Ten Years                      10.60%              7.04%
         Since October 25, 1991
          (inception of the
          Historical Portfolio)         13.16%              8.01%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.
++Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS
On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each participant fund account in amounts up to $19 fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P 500 Index is Standard & Poor's Ratings Services' 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the most recently completed fiscal year has been audited by KPMG LLP and this information for the prior four years has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firms for AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Growth Fund and AllianceBernstein Global Health Care Fund and this information for all fiscal years has been audited by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                         AllianceBernstein Growth Fund


                                                                                                     Fiscal Year or Period
                                                                       ---------------------------------------------------------
                                                                                                            Class A
                                                                       ---------------------------------------------------------
                                                                         Year Ended      Year Ended   Year Ended    11/1/02 to
                                                                          7/31/06         7/31/05      7/31/04       7/31/03+
                                                                       ----------       ----------   ----------     ----------
Net asset value, beginning of period..................................  $  35.67        $    29.05    $  26.18       $  22.56
                                                                        --------        ----------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.36)             (.32)       (.31)(b)       (.21)
Net gains or losses on investments (both realized and unrealized).....     (2.38)             6.94        3.18           3.83
                                                                        --------        ----------    --------       --------
Total from investment operations......................................     (2.74)             6.62        2.87           3.62
                                                                        --------        ----------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Distributions in excess of net investment income......................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Tax return of capital.................................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Distributions from capital gains......................................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-               -0-         -0-            -0-
                                                                        --------        ----------    --------       --------
Total dividends and distributions.....................................       -0-               -0-         -0-            -0-
                                                                        ========        ==========    ========       ========
Net asset value, end of period........................................  $  32.93        $    35.67    $  29.05       $  26.18
                                                                        ========        ==========    ========       ========
Total Return(c).......................................................     (7.68)%           22.79%      10.96%         16.05%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $933,449        $1,081,725    $951,903       $835,657
Ratio of expenses to average net assets...............................      1.53%(d)(e)       1.49%       1.51%          1.66%*
Ratio of net income (loss) to average net assets......................      (.98)%(e)        (1.02)%     (1.05)%(b)     (1.18)%*
Portfolio turnover rate...............................................        58%               41%         53%            29%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        10/31/02    10/31/01
                                                                       ----------  ----------
Net asset value, beginning of period..................................  $  27.40    $  52.42
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.28)       (.22)
Net gains or losses on investments (both realized and unrealized).....     (4.56)     (19.10)
                                                                        --------    --------
Total from investment operations......................................     (4.84)     (19.32)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-       (5.70)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-         -0-
                                                                        --------    --------
Total dividends and distributions.....................................       -0-       (5.70)
                                                                        ========    ========
Net asset value, end of period........................................  $  22.56    $  27.40
                                                                        ========    ========
Total Return(c).......................................................    (17.66)%    (40.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $715,438    $874,604
Ratio of expenses to average net assets...............................      1.49%       1.28%
Ratio of net income (loss) to average net assets......................     (1.04)%      (.61)%
Portfolio turnover rate...............................................        41%        115%



                                                                                                    Fiscal Year or Period
                                                                       -----------------------------------------------------
                                                                                Class R                    Class K
                                                                       ------------------------   ------------------------
                                                                        Year Ended     3/1/05+++   Year Ended     03/1/05+++
                                                                         7/31/06       to 7/31/05   7/31/06       to 7/31/05
                                                                       ----------      ---------- ----------      ----------
Net asset value, beginning of period..................................   $35.69          $32.88     $35.72          $32.88
                                                                         ------          ------     ------          ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.36)           (.11)      (.23)           (.08)
Net gains or losses on investments (both realized and unrealized).....    (2.38)           2.92      (2.45)           2.92
                                                                         ------          ------     ------          ------
Total from investment operations......................................    (2.74)           2.81      (2.68)           2.84
                                                                         ------          ------     ------          ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-        -0-             -0-
                                                                         ------          ------     ------          ------
Distributions in excess of net investment income......................      -0-             -0-        -0-             -0-
                                                                         ------          ------     ------          ------
Tax return of capital.................................................      -0-             -0-        -0-             -0-
                                                                         ------          ------     ------          ------
Distributions from capital gains......................................      -0-             -0-        -0-             -0-
                                                                         ------          ------     ------          ------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-        -0-             -0-
                                                                         ------          ------     ------          ------
Total dividends and distributions.....................................      -0-             -0-        -0-             -0-
                                                                         ======          ======     ======          ======
Net asset value, end of period........................................   $32.95          $35.69     $33.04          $35.72
                                                                         ======          ======     ======          ======
Total Return(c).......................................................    (7.68)%          8.55%     (7.50)%          8.64%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $   11          $   32     $  287          $   11
Ratio of expenses to average net assets...............................     1.50%(d)(e)     1.41%      1.30%(d)(e)     1.09%
Ratio of net income (loss) to average net assets......................     (.94)%(e)       (.89)%     (.72)%(e)       (.62)%
Portfolio turnover rate...............................................       58%             41%        58%             41%



                                                                       -------------------------
                                                                                Class I
                                                                       ------------------------
                                                                        Year Ended     03/1/05+++
                                                                         7/31/06       to 7/31/05
                                                                       ----------      ----------
Net asset value, beginning of period..................................   $35.76          $32.88
                                                                         ------          ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.17)           (.05)
Net gains or losses on investments (both realized and unrealized).....    (2.41)           2.93
                                                                         ------          ------
Total from investment operations......................................    (2.58)           2.88
                                                                         ------          ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-
                                                                         ------          ------
Distributions in excess of net investment income......................      -0-             -0-
                                                                         ------          ------
Tax return of capital.................................................      -0-             -0-
                                                                         ------          ------
Distributions from capital gains......................................      -0-             -0-
                                                                         ------          ------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-
                                                                         ------          ------
Total dividends and distributions.....................................      -0-             -0-
                                                                         ======          ======
Net asset value, end of period........................................   $33.18          $35.76
                                                                         ======          ======
Total Return(c).......................................................    (7.22)%          8.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $   10          $   11
Ratio of expenses to average net assets...............................     1.02%(d)(e)      .86%
Ratio of net income (loss) to average net assets......................     (.47)%(e)       (.39)%
Portfolio turnover rate...............................................       58%             41%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                    AllianceBernstein Large Cap Growth Fund



                                                                       -------------------------------

                                                                       -------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
                                                                       ----------      ----------
Net asset value, beginning of period.................................. $    19.15      $    16.28
                                                                       ----------      ----------
Income From Investment Operations
Net investment income (loss)(a).......................................        .19            (.14)(f)
Net gains or losses on investments (both realized and unrealized).....       (.40)           3.01
                                                                       ----------      ----------
Total from investment operations......................................       (.59)           2.87
                                                                       ----------      ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-
                                                                       ----------      ----------
Distributions in excess of net investment income......................        -0-             -0-
                                                                       ----------      ----------
Tax return of capital.................................................        -0-             -0-
                                                                       ----------      ----------
Distributions from capital gains......................................        -0-             -0-
                                                                       ----------      ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-
                                                                       ----------      ----------
Total dividends and distributions.....................................        -0-             -0-
                                                                       ==========      ==========
Net asset value, end of period........................................ $    18.56      $    19.15
                                                                       ==========      ==========
Total Return(c).......................................................      (3.08)%         17.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............................. $1,107,602      $1,348,678
Ratio of expenses to average net assets...............................       1.54%(e)        1.50%(g)
Ratio of net income (loss) to average net assets......................       (.92)%(e)       (.82)%(f)
Portfolio turnover rate...............................................         68%             56%


                                                                         Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                                Class A
                                                                       ------------------------------------------------------
                                                                         Year Ended     12/1/02 to    Year Ended   Year Ended
                                                                          7/31/04        7/31/03+      11/30/02     11/30/01
                                                                       ----------      ----------    ----------   ----------
Net asset value, beginning of period.................................. $    15.58      $    15.07    $    20.24   $    29.51
                                                                       ----------      ----------    ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.15)(b)        (.10)         (.19)        (.19)
Net gains or losses on investments (both realized and unrealized).....        .85             .61         (4.98)       (6.43)
                                                                       ----------      ----------    ----------   ----------
Total from investment operations......................................        .70             .51         (5.17)       (6.62)
                                                                       ----------      ----------    ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions in excess of net investment income......................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Tax return of capital.................................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions from capital gains......................................        -0-             -0-           -0-        (2.38)
                                                                       ----------      ----------    ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-           -0-         (.27)
                                                                       ----------      ----------    ----------   ----------
Total dividends and distributions.....................................        -0-             -0-           -0-        (2.65)
                                                                       ==========      ==========    ==========   ==========
Net asset value, end of period........................................ $    16.28      $    15.58    $    15.07   $    20.24
                                                                       ==========      ==========    ==========   ==========
Total Return(c).......................................................       4.49%           3.38%       (25.54)%     (24.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............................. $1,550,292      $1,757,243    $2,098,623   $3,556,040
Ratio of expenses to average net assets...............................       1.58%(g)        1.89%*        1.73%        1.53%
Ratio of net income (loss) to average net assets......................       (.90)%(b)      (1.08)%*      (1.09)%       (.83)%
Portfolio turnover rate...............................................         61%             60%           93%         135%



                                                                                                 Fiscal Year or Period
                                                             --------------------------------------------------------------------
                                                                              Class R                            Class K
                                                             ------------------------------------       ----------------------
                                                             Year Ended    Year Ended    11/03/03+++    Year Ended    03/1/05+++
                                                              7/31/06       7/31/05      to 7/31/04      7/31/06      to 7/31/05
                                                             ----------    ----------    -----------    ----------    ----------
Net asset value, beginning of period........................   $19.10        $16.25        $16.59         $19.19        $17.63
                                                               ------        ------        ------         ------        ------
Income From Investment Operations
Net investment income (loss)(a).............................     (.15)         (.17)(c)      (.20)(b)       (.05)         (.04)
Net gains or losses on investments (both realized and
 unrealized)................................................     (.46)         3.02          (.14)          (.49)         1.60
                                                               ------        ------        ------         ------        ------
Total from investment operations............................     (.61)         2.85          (.34)          (.54)         1.56
                                                               ------        ------        ------         ------        ------
Less Dividends and Distributions
Dividends from net investment income........................      -0-           -0-           -0-            -0-           -0-
                                                               ------        ------        ------         ------        ------
Distributions in excess of net investment income............      -0-           -0-           -0-            -0-           -0-
                                                               ------        ------        ------         ------        ------
Tax return of capital.......................................      -0-           -0-           -0-            -0-           -0-
                                                               ------        ------        ------         ------        ------
Distributions from capital gains............................      -0-           -0-           -0-            -0-           -0-
                                                               ------        ------        ------         ------        ------
Less Distributions
Distributions in excess of capital gains....................      -0-           -0-           -0-            -0-           -0-
                                                               ------        ------        ------         ------        ------
Total dividends and distributions...........................      -0-           -0-           -0-            -0-           -0-
                                                               ======        ======        ======         ======        ======
Net asset value, end of period..............................   $18.49        $19.10        $16.25         $18.65        $19.19
                                                               ======        ======        ======         ======        ======
Total Return(c).............................................    (3.19)%       17.54%        (2.05)%        (2.82)%        8.85%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................   $1,492        $  107        $   10         $1,586        $   11
Ratio of expenses to average net assets.....................     1.55%(e)      1.59%(g)      1.70%*(g)      1.09%(e)      1.03%*
Ratio of net income (loss) to average net assets............     (.75)%(e)     (.90)%(f)    (1.08)%*(b)     (.27)%(e)     (.48)%*
Portfolio turnover rate.....................................       68%           56%           61%            68%           56%



                                                             -----------------------
                                                                      Class I
                                                             ----------------------
                                                              Year Ended   03/1/05+++
                                                               7/31/06     to 7/31/05
                                                             ----------    ----------
Net asset value, beginning of period........................  $ 19.20        $17.63
                                                              -------        ------
Income From Investment Operations
Net investment income (loss)(a).............................     (.03)         (.02)
Net gains or losses on investments (both realized and
 unrealized)................................................     (.47)         1.59
                                                              -------        ------
Total from investment operations............................     (.50)         1.57
                                                              -------        ------
Less Dividends and Distributions
Dividends from net investment income........................      -0-           -0-
                                                              -------        ------
Distributions in excess of net investment income............      -0-           -0-
                                                              -------        ------
Tax return of capital.......................................      -0-           -0-
                                                              -------        ------
Distributions from capital gains............................      -0-           -0-
                                                              -------        ------
Less Distributions
Distributions in excess of capital gains....................      -0-           -0-
                                                              -------        ------
Total dividends and distributions...........................      -0-           -0-
                                                              =======        ======
Net asset value, end of period..............................  $ 18.70        $19.20
                                                              =======        ======
Total Return(c).............................................    (2.61)%        8.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................  $10,837        $   11
Ratio of expenses to average net assets.....................      .92%(e)       .83%*
Ratio of net income (loss) to average net assets............     (.18)%(e)     (.27)%*
Portfolio turnover rate.....................................       68%           56%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                     AllianceBernstein Mid-Cap Growth Fund


                                                                                                   Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                                                          Class A
                                                                       ------------------------------------------------------
                                                                        Year Ended    Year Ended   Year Ended    12/1/02 to
                                                                         7/31/06       7/31/05      7/31/04       7/31/03+
                                                                       ----------     ----------  ----------     ----------
Net asset value, beginning of period..................................  $   6.45       $   5.38    $   4.46       $   3.70
                                                                        --------       --------    --------       --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.04)          (.05)       (.06)(b)       (.03)
Net gains or losses on investments (both realized and unrealized).....      (.22)          1.12         .98            .79
                                                                        --------       --------    --------       --------
Total from investment operations......................................      (.26)          1.07         .92            .76
                                                                        --------       --------    --------       --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Distributions in excess of net investment income......................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Tax return of capital.................................................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Distributions from capital gains......................................      (.59)           -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Less Distributions
Distributions in excess of capital gains..............................       -0-            -0-         -0-            -0-
                                                                        --------       --------    --------       --------
Total dividends and distributions.....................................      (.59)           -0-         -0-            -0-
                                                                        ========       ========    ========       ========
Net asset value, end of period........................................  $   5.60       $   6.45    $   5.38       $   4.46
                                                                        ========       ========    ========       ========
Total Return(c).......................................................     (5.32)%        19.89%      20.63%         20.54%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $593,870       $653,612    $610,854       $540,843
Ratio of expenses to average net assets...............................      1.23%(e)       1.25%       1.25%(g)       1.45%*
Ratio of net income (loss) to average net assets......................      (.64)%(e)      (.88)%     (1.06)%(b)     (1.11)%*
Portfolio turnover rate...............................................       135%            88%        135%            75%



                                                                       ----------------------

                                                                       ----------------------
                                                                       Year Ended  Year Ended
                                                                        11/30/02    11/30/01
                                                                       ----------  ----------
Net asset value, beginning of period..................................  $   4.79    $   5.83
                                                                        --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.04)       (.04)
Net gains or losses on investments (both realized and unrealized).....     (1.05)       (.71)
                                                                        --------    --------
Total from investment operations......................................     (1.09)       (.75)
                                                                        --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-         -0-
                                                                        --------    --------
Distributions in excess of net investment income......................       -0-         -0-
                                                                        --------    --------
Tax return of capital.................................................       -0-         -0-
                                                                        --------    --------
Distributions from capital gains......................................       -0-        (.29)
                                                                        --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-         -0-
                                                                        --------    --------
Total dividends and distributions.....................................       -0-        (.29)
                                                                        ========    ========
Net asset value, end of period........................................  $   3.70    $   4.79
                                                                        ========    ========
Total Return(c).......................................................    (22.76)%    (13.64)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $469,570    $686,445
Ratio of expenses to average net assets...............................      1.34%       1.22%
Ratio of net income (loss) to average net assets......................     (1.03)%      (.69)%
Portfolio turnover rate...............................................       183%        226%



                                                                                                 Fiscal Year or Period
                                                                       -------------------------------------------------
                                                                               Class R                  Class K
                                                                       ----------------------   ----------------------
                                                                       Year Ended    3/1/05+++  Year Ended    03/1/05+++
                                                                        7/31/06      to 7/31/05  7/31/06      to 7/31/05
                                                                       ----------    ---------- ----------    ----------
Net asset value, beginning of period..................................   $ 6.45        $6.05      $ 6.45        $6.05
                                                                         ------        -----      ------        -----
Income From Investment Operations
Net investment income (loss)(a).......................................     (.06)        (.02)       (.05)        (.01)
Net gains or losses on investments (both realized and unrealized).....     (.22)         .42        (.21)         .41
                                                                         ------        -----      ------        -----
Total from investment operations......................................     (.28)         .40        (.26)         .40
                                                                         ------        -----      ------        -----
Less Dividends and Distributions
Dividends from net investment income..................................      -0-          -0-         -0-          -0-
                                                                         ------        -----      ------        -----
Distributions in excess of net investment income......................      -0-          -0-         -0-          -0-
                                                                         ------        -----      ------        -----
Tax return of capital.................................................      -0-          -0-         -0-          -0-
                                                                         ------        -----      ------        -----
Distributions from capital gains......................................     (.59)         -0-        (.59)         -0-
                                                                         ------        -----      ------        -----
Less Distributions
Distributions in excess of capital gains..............................      -0-          -0-         -0-          -0-
                                                                         ------        -----      ------        -----
Total dividends and distributions.....................................     (.59)         -0-        (.59)         -0-
                                                                         ======        =====      ======        =====
Net asset value, end of period........................................   $ 5.58        $6.45      $ 5.60        $6.45
                                                                         ======        =====      ======        =====
Total Return(c)                                                           (5.64)%       6.61%      (5.32)%       6.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $1,974        $  11      $  298        $  11
Ratio of expenses to average net assets...............................     1.54%(e)     1.42%       1.25%(e)     1.14%
Ratio of net income (loss) to average net assets......................    (1.08)%(e)    (.86)%      (.86)%(e)    (.58)%
Portfolio turnover rate...............................................      135%          88%        135%          88%



                                                                       -----------------------
                                                                               Class I
                                                                       ----------------------
                                                                       Year Ended    03/1/05+++
                                                                        7/31/06      to 7/31/05
                                                                       ----------    ----------
Net asset value, beginning of period..................................   $ 6.46        $6.05
                                                                         ------        -----
Income From Investment Operations
Net investment income (loss)(a).......................................     (.02)        (.01)
Net gains or losses on investments (both realized and unrealized).....     (.22)         .42
                                                                         ------        -----
Total from investment operations......................................     (.24)         .41
                                                                         ------        -----
Less Dividends and Distributions
Dividends from net investment income..................................      -0-          -0-
                                                                         ------        -----
Distributions in excess of net investment income......................      -0-          -0-
                                                                         ------        -----
Tax return of capital.................................................      -0-          -0-
                                                                         ------        -----
Distributions from capital gains......................................     (.59)         -0-
                                                                         ------        -----
Less Distributions
Distributions in excess of capital gains..............................      -0-          -0-
                                                                         ------        -----
Total dividends and distributions.....................................     (.59)         -0-
                                                                         ======        =====
Net asset value, end of period........................................   $ 5.63        $6.46
                                                                         ======        =====
Total Return(c)                                                           (4.97)%       6.78%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $9,372        $  11
Ratio of expenses to average net assets...............................      .87%(e)      .92%
Ratio of net income (loss) to average net assets......................     (.25)%(e)    (.35)%
Portfolio turnover rate...............................................      135%          88%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                 AllianceBernstein Small Cap Growth Portfolio



                                                                       -------------------------------

                                                                       -------------------------------
                                                                         Year Ended      Year Ended
                                                                          7/31/06         7/31/05
                                                                       ----------       ----------
Net asset value, beginning of period..................................  $  23.85         $  19.70
                                                                        --------         --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.34)            (.30)(c)
Net gains or losses on investments (both realized and unrealized).....       .55             4.45
                                                                        --------         --------
Total from investment operations......................................       .21             4.15
                                                                        --------         --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-              -0-
                                                                        --------         --------
Distributions in excess of net investment income......................       -0-              -0-
                                                                        --------         --------
Tax return of capital.................................................       -0-              -0-
                                                                        --------         --------
Distributions from capital gains......................................       -0-              -0-
                                                                        --------         --------
Less Distributions
Distributions in excess of capital gains..............................       -0-              -0-
                                                                        --------         --------
Total dividends and distributions.....................................       -0-              -0-
                                                                        ========         ========
Net asset value, end of period........................................  $  24.06         $  23.85
                                                                        ========         ========
Total Return(c).......................................................       .88%           21.07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $217,106         $207,873
Ratio of expenses to average net assets...............................      1.68%(d)(e)      1.60%(g)
Ratio of net income (loss) to average net assets......................     (1.35)%(e)       (1.37)%(f)
Portfolio turnover rate...............................................        79%              82%


                                                                       Fiscal Year or Period
                                                                       --------------------------------------------------
                                                                              Class A
                                                                       --------------------------------------------------
                                                                        Year Ended    10/1/02 to   Year Ended  Year Ended
                                                                         7/31/04       7/31/03+     9/30/02     9/30/01
                                                                       ----------     ----------   ----------  ----------
Net asset value, beginning of period..................................  $  17.30       $  13.34     $  16.25    $  30.76
                                                                        --------       --------     --------    --------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.33)(c)       (.24)        (.30)       (.35)
Net gains or losses on investments (both realized and unrealized).....      2.73           4.20        (2.61)     (11.46)
                                                                        --------       --------     --------    --------
Total from investment operations......................................      2.40           3.96        (2.91)     (11.81)
                                                                        --------       --------     --------    --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Distributions in excess of net investment income......................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Tax return of capital.................................................       -0-            -0-          -0-         -0-
                                                                        --------       --------     --------    --------
Distributions from capital gains......................................       -0-            -0-          -0-        (.72)
                                                                        --------       --------     --------    --------
Less Distributions
Distributions in excess of capital gains..............................       -0-            -0-          -0-       (1.98)
                                                                        --------       --------     --------    --------
Total dividends and distributions.....................................       -0-            -0-          -0-       (2.70)
                                                                        ========       ========     ========    ========
Net asset value, end of period........................................  $  19.70       $  17.30     $  13.34    $  16.25
                                                                        ========       ========     ========    ========
Total Return(c).......................................................     13.87%         29.69%      (17.91)%    (41.42)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $185,906       $184,378     $156,340    $232,456
Ratio of expenses to average net assets...............................      1.85%(g)       2.32%*       1.92%       1.79%
Ratio of net income (loss) to average net assets......................     (1.67)%(f)     (1.95)%*     (1.71)%     (1.58)%
Portfolio turnover rate...............................................        94%            94%          98%        109%



                                                                                                       Fiscal Year or Period
                                                                       ---------------------------------------------------------
                                                                                  Class R                      Class K
                                                                       ------------------------      ------------------------
                                                                        Year Ended     3/1/05+++      Year Ended     03/1/05+++
                                                                         7/31/06       to 7/31/05      7/31/06       to 7/31/05
                                                                       ----------      ----------    ----------      ----------
Net asset value, beginning of period..................................   $23.86          $22.88        $23.89          $22.88
                                                                         ------          ------        ------          ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.16)           (.12)         (.24)           (.10)
Net gains or losses on investments (both realized and unrealized).....      .36            1.10           .50            1.11
                                                                         ------          ------        ------          ------
Total from investment operations......................................      .20             .98           .26            1.01
                                                                         ------          ------        ------          ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-           -0-             -0-
                                                                         ------          ------        ------          ------
Distributions in excess of net investment income......................      -0-             -0-           -0-             -0-
                                                                         ------          ------        ------          ------
Tax return of capital.................................................      -0-             -0-           -0-             -0-
                                                                         ------          ------        ------          ------
Distributions from capital gains......................................      -0-             -0-           -0-             -0-
                                                                         ------          ------        ------          ------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-             -0-
                                                                         ------          ------        ------          ------
Total dividends and distributions.....................................      -0-             -0-           -0-             -0-
                                                                         ======          ======        ======          ======
Net asset value, end of period........................................   $24.06          $23.86        $24.15          $23.89
                                                                         ======          ======        ======          ======
Total Return(c).......................................................      .84%           4.28%         1.09%           4.41%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $  428          $   11        $  479          $   11
Ratio of expenses to average net assets...............................     1.80%(d)(e)     1.56%*        1.39%(d)(e)     1.29%*
Ratio of net income (loss) to average net assets......................    (1.28)%(e)      (1.37)%(f)     (.97)%(e)      (1.09)%*
Portfolio turnover rate...............................................       79%             82%           79%             82%



                                                                       -------------------------
                                                                                 Class I
                                                                       ------------------------
                                                                         Year Ended    03/1/05+++
                                                                          7/31/06      to 7/31/05
                                                                       ----------      ----------
Net asset value, beginning of period..................................  $ 23.91         $ 22.88
                                                                        -------         -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.18)           (.06)
Net gains or losses on investments (both realized and unrealized).....      .55            1.09
                                                                        -------         -------
Total from investment operations......................................      .37            1.03
                                                                        -------         -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-
                                                                        -------         -------
Distributions in excess of net investment income......................      -0-             -0-
                                                                        -------         -------
Tax return of capital.................................................      -0-             -0-
                                                                        -------         -------
Distributions from capital gains......................................      -0-             -0-
                                                                        -------         -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-
                                                                        -------         -------
Total dividends and distributions.....................................      -0-             -0-
                                                                        =======         =======
Net asset value, end of period........................................  $ 24.28         $ 23.91
                                                                        =======         =======
Total Return(c).......................................................     1.55%           4.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $24,644         $19,981
Ratio of expenses to average net assets...............................     1.03%(d)(e)     1.36%*
Ratio of net income (loss) to average net assets......................     (.71)%(e)      (1.16)%*
Portfolio turnover rate...............................................       79%             82%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                 AllianceBernstein Global Research Growth Fund


                                                                                          Fiscal Year or Period
                                                                       -------------------------------------------
                                                                                                 Class A
                                                                       -------------------------------------------
                                                                         Year Ended     Year Ended    Year Ended
                                                                          6/30/06        6/30/05       6/30/04
                                                                       ----------      ----------    ----------
Net asset value, beginning of period..................................  $ 14.47         $ 13.23       $ 11.33
                                                                        -------         -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................      .03(f)         (.02)(f)      (.01)(b)
Net gains or losses on investments (both realized and unrealized).....     2.73            1.35          2.68
                                                                        -------         -------       -------
Total from investment operations......................................     2.76(j)         1.33          2.67
                                                                        -------         -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-             -0-(h)       (.01)
                                                                        -------         -------       -------
Distributions in excess of net investment income......................      -0-             -0-           -0-
                                                                        -------         -------       -------
Tax return of capital.................................................      -0-             -0-           -0-
                                                                        -------         -------       -------
Distributions from capital gains......................................     (.50)           (.09)         (.76)
                                                                        -------         -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-             -0-           -0-
                                                                        -------         -------       -------
Total dividends and distributions.....................................     (.50)           (.09)         (.77)
                                                                        =======         =======       =======
Net asset value, end of period........................................  $ 16.73         $ 14.47       $ 13.23
                                                                        =======         =======       =======
Total Return(c).......................................................    19.25%          10.06%        23.86%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $50,432         $33,944       $20,562
Ratio of expenses to average net assets...............................     1.50%(e)        1.50%(g)      1.50%(g)
Ratio of net income (loss) to average net assets......................      .18%(f)(e)     (.15)%(f)     (.16)%(b)
Portfolio turnover rate...............................................       79%             66%           85%



                                                                       ----------

                                                                       ----------
                                                                       7/22/02++ to
                                                                         6/30/03
                                                                       ------------
Net asset value, beginning of period..................................    $10.00
                                                                          ------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.01)(b)
Net gains or losses on investments (both realized and unrealized).....      1.34
                                                                          ------
Total from investment operations......................................      1.33
                                                                          ------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                          ------
Distributions in excess of net investment income......................       -0-
                                                                          ------
Tax return of capital.................................................       -0-
                                                                          ------
Distributions from capital gains......................................       -0-
                                                                          ------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                          ------
Total dividends and distributions.....................................       -0-
                                                                          ======
Net asset value, end of period........................................    $11.33
                                                                          ======
Total Return(c).......................................................     13.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................    $    1
Ratio of expenses to average net assets...............................      1.70%*(g)
Ratio of net income (loss) to average net assets......................      (.70)%*(b)
Portfolio turnover rate...............................................        62%




                                                                       --------------------------------
                                                                                   Class R
                                                                       --------------------------
                                                                         Year Ended     9/1/04+++ to
                                                                          6/30/06         6/30/05
                                                                       ----------       ------------
Net asset value, beginning of period..................................   $14.44            $12.72
                                                                         ------            ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.01)(f)          (.04)(f)
Net gains or losses on investments (both realized and unrealized).....     2.75              1.85
                                                                         ------            ------
Total from investment operations......................................     2.74(i)           1.81
                                                                         ------            ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-               -0-
                                                                         ------            ------
Distributions in excess of net investment income......................      -0-               -0-
                                                                         ------            ------
Tax return of capital.................................................      -0-               -0-
                                                                         ------            ------
Distributions from capital gains......................................     (.50)              .09
                                                                         ------            ------
Less Distributions
Distributions in excess of capital gains..............................      -0-               -0-
                                                                         ------            ------
Total dividends and distributions.....................................     (.50)             (.09)
                                                                         ======            ======
Net asset value, end of period........................................   $16.68            $14.44
                                                                         ======            ======
Total Return(c).......................................................    19.14%            14.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $    7            $    6
Ratio of expenses to average net assets...............................     1.70%(e)          1.70%*
Ratio of net income (loss) to average net assets......................     (.04)%(f)(e)      (.31)%*(f)
Portfolio turnover rate...............................................       79%               66%


                                                                           Fiscal Year or Period
                                                                       -------------------------------
                                                                                  Class K
                                                                       -------------------------
                                                                        Year Ended     03/1/05+++ to
                                                                         6/30/06          6/30/05
                                                                       ----------      -------------
Net asset value, beginning of period..................................   $14.47           $14.52
                                                                         ------           ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .03(f)           .03(f)
Net gains or losses on investments (both realized and unrealized).....     2.74             (.08)
                                                                         ------           ------
Total from investment operations......................................     2.77(i)          (.05)
                                                                         ------           ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-
                                                                         ------           ------
Distributions in excess of net investment income......................      -0-              -0-
                                                                         ------           ------
Tax return of capital.................................................      -0-              -0-
                                                                         ------           ------
Distributions from capital gains......................................     (.50)             -0-
                                                                         ------           ------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-
                                                                         ------           ------
Total dividends and distributions.....................................     (.50)             -0-
                                                                         ======           ======
Net asset value, end of period........................................   $16.74           $14.47
                                                                         ======           ======
Total Return(c).......................................................    19.32%            (.34)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $   12           $   10
Ratio of expenses to average net assets...............................     1.45%(e)         1.45%*
Ratio of net income (loss) to average net assets......................      .20%(f)(e)       .54%*(f)
Portfolio turnover rate...............................................       79%              66%



                                                                       --------------------------
                                                                                  Class I
                                                                       -------------------------
                                                                        Year Ended     03/1/05+++ to
                                                                         6/30/06          6/30/05
                                                                       ----------      -------------
Net asset value, beginning of period..................................   $14.48           $14.52
                                                                         ------           ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .07(f)           .04(f)
Net gains or losses on investments (both realized and unrealized).....     2.75             (.08)
                                                                         ------           ------
Total from investment operations......................................     2.82(i)          (.04)
                                                                         ------           ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-              -0-
                                                                         ------           ------
Distributions in excess of net investment income......................      -0-              -0-
                                                                         ------           ------
Tax return of capital.................................................      -0-              -0-
                                                                         ------           ------
Distributions from capital gains......................................     (.50)             -0-
                                                                         ------           ------
Less Distributions
Distributions in excess of capital gains..............................      -0-              -0-
                                                                         ------           ------
Total dividends and distributions.....................................     (.50)             -0-
                                                                         ======           ======
Net asset value, end of period........................................   $16.80           $14.48
                                                                         ======           ======
Total Return(c).......................................................    19.65%            (.28)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $   11           $   10
Ratio of expenses to average net assets...............................     1.20%(e)         1.20%*
Ratio of net income (loss) to average net assets......................      .45%(f)(e)       .79%*(f)
Portfolio turnover rate...............................................       79%              66%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                  AllianceBernstein International Growth Fund



                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                                                   Class A
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                                         6/30/06       6/30/05       6/30/04      6/30/03
                                                                       ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $  13.72      $  11.15      $   8.38      $   8.19
                                                                        --------      --------      --------      --------
Income From Investment Operations
Net investment income (loss)(a).......................................       .20           .15(f)        .05(b)        .02
Net gains or losses on investments (both realized and unrealized).....      3.22          2.46          2.76           .17
                                                                        --------      --------      --------      --------
Total from investment operations......................................      3.42          2.61          2.81           .19
                                                                        --------      --------      --------      --------
Less Dividends and Distributions
Dividends from net investment income..................................      (.09)        (0.04)        (0.04)          -0-
                                                                        --------      --------      --------      --------
Distributions in excess of net investment income......................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Tax return of capital.................................................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Distributions from capital gains......................................      (.12)          -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Less Distributions
Distributions in excess of capital gains..............................       -0-           -0-           -0-           -0-
                                                                        --------      --------      --------      --------
Total dividends and distributions.....................................      (.21)         (.04)         (.04)          -0-
                                                                        ========      ========      ========      ========
Net asset value, end of period........................................  $  16.93      $  13.72      $  11.15      $   8.38
                                                                        ========      ========      ========      ========
Total Return(c).......................................................     25.11%        23.44%        33.57%         2.32%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $952,036      $310,073      $202,899      $163,406
Ratio of expenses to average net assets...............................      1.43%(e)      1.57%(g)      1.89%(g)      2.29%
Ratio of net income (loss) to average net assets......................      1.26%(e)      1.17%(f)       .49%(b)       .23%
Portfolio turnover rate...............................................        59%           47%           50%           29%



                                                                       ----------

                                                                       ----------
                                                                       Year Ended
                                                                        6/30/02
                                                                       ----------
Net asset value, beginning of period..................................  $   8.76
                                                                        --------
Income From Investment Operations
Net investment income (loss)(a).......................................     (0.03)
Net gains or losses on investments (both realized and unrealized).....      (.54)
                                                                        --------
Total from investment operations......................................      (.57)
                                                                        --------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-
                                                                        --------
Distributions in excess of net investment income......................       -0-
                                                                        --------
Tax return of capital.................................................       -0-
                                                                        --------
Distributions from capital gains......................................       -0-
                                                                        --------
Less Distributions
Distributions in excess of capital gains..............................       -0-
                                                                        --------
Total dividends and distributions.....................................       -0-
                                                                        ========
Net asset value, end of period........................................  $   8.19
                                                                        ========
Total Return(c).......................................................     (6.51)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $183,160
Ratio of expenses to average net assets...............................      2.10%
Ratio of net income (loss) to average net assets......................      (.40)%
Portfolio turnover rate...............................................        43%



                                                                                                 Fiscal Year or Period
                                                                       -------------------------------------------------
                                                                                Class R                  Class K
                                                                       -----------------------   ---------------------
                                                                       Year Ended   3/1/05+++ to Year Ended   03/1/05+++
                                                                        6/30/06       6/30/05     6/30/06     to 6/30/05
                                                                       ----------   ------------ ----------   ----------
Net asset value, beginning of period..................................   $13.72        $14.08      $13.73       $14.08
                                                                         ------        ------      ------       ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .29           .12         .34          .13
Net gains or losses on investments (both realized and unrealized).....     3.09          (.48)       3.09         (.48)
                                                                         ------        ------      ------       ------
Total from investment operations......................................     3.38          (.36)       3.43         (.35)
                                                                         ------        ------      ------       ------
Less Dividends and Distributions
Dividends from net investment income..................................     (.08)          -0-        (.09)         -0-
                                                                         ------        ------      ------       ------
Distributions in excess of net investment income......................      -0-           -0-         -0-          -0-
                                                                         ------        ------      ------       ------
Tax return of capital.................................................      -0-           -0-         -0-          -0-
                                                                         ------        ------      ------       ------
Distributions from capital gains......................................     (.12)          -0-        (.12)         -0-
                                                                         ------        ------      ------       ------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-         -0-          -0-
                                                                         ------        ------      ------       ------
Total dividends and distributions.....................................     (.20)          -0-        (.21)         -0-
                                                                         ======        ======      ======       ======
Net asset value, end of period........................................   $16.90        $13.72      $16.90       $13.73
                                                                         ======        ======      ======       ======
Total Return(c).......................................................    24.83%        (2.56)%     25.18%       (2.49)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $6,969        $   10      $  760       $   10
Ratio of expenses to average net assets...............................     1.67%(e)      1.58%*      1.41%(e)     1.32%*
Ratio of net income (loss) to average net assets......................     1.76%(e)      2.59%*      2.05%(e)     2.85%*
Portfolio turnover rate...............................................       59%           47%         59%          47%



                                                                       ----------------------
                                                                               Class I
                                                                       ---------------------
                                                                       Year Ended   03/1/05+++
                                                                        6/30/06     to 6/30/05
                                                                       ----------   ----------
Net asset value, beginning of period..................................   $13.74       $14.08
                                                                         ------       ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .48          .14
Net gains or losses on investments (both realized and unrealized).....     3.01         (.48)
                                                                         ------       ------
Total from investment operations......................................     3.49         (.34)
                                                                         ------       ------
Less Dividends and Distributions
Dividends from net investment income..................................     (.13)         -0-
                                                                         ------       ------
Distributions in excess of net investment income......................      -0-          -0-
                                                                         ------       ------
Tax return of capital.................................................      -0-          -0-
                                                                         ------       ------
Distributions from capital gains......................................     (.12)         -0-
                                                                         ------       ------
Less Distributions
Distributions in excess of capital gains..............................      -0-          -0-
                                                                         ------       ------
Total dividends and distributions.....................................     (.25)         -0-
                                                                         ======       ======
Net asset value, end of period........................................   $16.98       $13.74
                                                                         ======       ======
Total Return(c).......................................................    25.61%       (2.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................   $2,497       $   10
Ratio of expenses to average net assets...............................     1.09%(e)     1.04%*
Ratio of net income (loss) to average net assets......................     2.81%(e)     3.13%*
Portfolio turnover rate...............................................       59%          47%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                   AllianceBernstein Global Technology Fund




                                                                       --------------------------------

                                                                       --------------------------------
                                                                         Year Ended       Year Ended
                                                                          7/31/06          7/31/05
                                                                       ----------       ----------
Net asset value, beginning of period..................................  $  56.56        $    49.14
                                                                        --------        ----------
Income From Investment Operations
Net investment income (loss)(a).......................................      (.56)             (.34)(f)
Net gains or losses on investments (both realized and unrealized).....     (1.36)             7.76
                                                                        --------        ----------
Total from investment operations......................................     (1.92)             7.42
                                                                        --------        ----------
Less Dividends and Distributions
Dividends from net investment income..................................       -0-               -0-
                                                                        --------        ----------
Distributions in excess of net investment income......................       -0-               -0-
                                                                        --------        ----------
Tax return of capital.................................................       -0-               -0-
                                                                        --------        ----------
Distributions from capital gains......................................       -0-               -0-
                                                                        --------        ----------
Less Distributions
Distributions in excess of capital gains..............................       -0-               -0-
                                                                        --------        ----------
Total dividends and distributions.....................................       -0-               -0-
                                                                        ========        ==========
Net asset value, end of period........................................  $  54.64        $    56.56
                                                                        ========        ==========
Total Return(c).......................................................     (3.40)%           15.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $880,239        $1,067,072
Ratio of expenses to average net assets...............................      1.67%(d)(e)       1.66%(g)
Ratio of net income (loss) to average net assets......................      (.95)%(e)         (.65)%(f)
Portfolio turnover rate...............................................       106%               80%


                                                                        Fiscal Year or Period
                                                                       ------------------------------------------------------
                                                                               Class A
                                                                       ------------------------------------------------------
                                                                         Year Ended     12/1/02 to    Year Ended   Year Ended
                                                                          7/31/04        7/31/03+      11/30/02     11/30/01
                                                                       ----------      ----------    ----------   ----------
Net asset value, beginning of period.................................. $    47.44      $    43.48    $    67.05   $    95.32
                                                                       ----------      ----------    ----------   ----------
Income From Investment Operations
Net investment income (loss)(a).......................................       (.72)(f)        (.54)         (.87)        (.82)
Net gains or losses on investments (both realized and unrealized).....       2.42            4.50        (22.70)      (21.17)
                                                                       ----------      ----------    ----------   ----------
Total from investment operations......................................       1.70            3.96        (23.57)      (21.99)
                                                                       ----------      ----------    ----------   ----------
Less Dividends and Distributions
Dividends from net investment income..................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions in excess of net investment income......................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Tax return of capital.................................................        -0-             -0-           -0-          -0-
                                                                       ----------      ----------    ----------   ----------
Distributions from capital gains......................................        -0-             -0-           -0-        (5.86)
                                                                       ----------      ----------    ----------   ----------
Less Distributions
Distributions in excess of capital gains..............................        -0-             -0-           -0-         (.42)
                                                                       ----------      ----------    ----------   ----------
Total dividends and distributions.....................................        -0-             -0-           -0-        (6.28)
                                                                       ==========      ==========    ==========   ==========
Net asset value, end of period........................................ $    49.14      $    47.44    $    43.48   $    67.05
                                                                       ==========      ==========    ==========   ==========
Total Return(c).......................................................       3.58%           9.11%       (35.15)%     (24.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)............................. $1,112,174      $1,186,488    $1,096,744   $1,926,473
Ratio of expenses to average net assets...............................       1.65%(g)        2.24%*        1.85%        1.58%
Ratio of net income (loss) to average net assets......................      (1.36)%(f)      (1.95)%*      (1.64)%      (1.08)%
Portfolio turnover rate...............................................         80%            127%          117%          55%




                                                             -----------------------------
                                                                               Class R
                                                             -----------------------------
                                                              Year Ended     Year Ended
                                                               7/31/06        7/31/05
                                                             ----------      ----------
Net asset value, beginning of period........................   $56.44          $49.08
                                                               ------          ------
Income From Investment Operations
Net investment income (loss)(a).............................     (.42)           (.38)(f)
Net gains or losses on investments (both realized and
 unrealized)................................................    (1.48)           7.74
                                                               ------          ------
Total from investment operations............................    (1.90)           7.36
                                                               ------          ------
Less Dividends and Distributions
Dividends from net investment income........................      -0-             -0-
                                                               ------          ------
Distributions in excess of net investment income............      -0-             -0-
                                                               ------          ------
Tax return of capital.......................................      -0-             -0-
                                                               ------          ------
Distributions from capital gains............................      -0-             -0-
                                                               ------          ------
Less Distributions
Distributions in excess of capital gains....................      -0-             -0-
                                                               ------          ------
Total dividends and distributions...........................      -0-             -0-
                                                               ======          ======
Net asset value, end of period..............................   $54.54          $56.44
                                                               ======          ======
Total Return(c).............................................    (3.37)%         15.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................   $  481          $   74
Ratio of expenses to average net assets.....................     1.59%(d)(e)     1.71%(e)
Ratio of net income (loss) to average net assets............     (.73)%(e)       (.70)%(f)
Portfolio turnover rate.....................................      106%             80%


                                                                       Fiscal Year or Period
                                                             --------------------------------------------------------------------
                                                                                      Class K
                                                             ---------      ------------------------
                                                             11/03/03+++     Year Ended     03/1/05+++
                                                             to 7/31/04       7/31/06       to 7/31/05
                                                             -----------    ----------      ----------
Net asset value, beginning of period........................   $54.17         $56.70          $54.19
                                                               ------         ------          ------
Income From Investment Operations
Net investment income (loss)(a).............................     (.77)(f)       (.36)           (.03)
Net gains or losses on investments (both realized and
 unrealized)................................................    (4.32)         (1.39)           2.54
                                                               ------         ------          ------
Total from investment operations............................    (5.09)         (1.75)           2.51
                                                               ------         ------          ------
Less Dividends and Distributions
Dividends from net investment income........................      -0-            -0-             -0-
                                                               ------         ------          ------
Distributions in excess of net investment income............      -0-            -0-             -0-
                                                               ------         ------          ------
Tax return of capital.......................................      -0-            -0-             -0-
                                                               ------         ------          ------
Distributions from capital gains............................      -0-            -0-             -0-
                                                               ------         ------          ------
Less Distributions
Distributions in excess of capital gains....................      -0-            -0-             -0-
                                                               ------         ------          ------
Total dividends and distributions...........................      -0-            -0-             -0-
                                                               ======         ======          ======
Net asset value, end of period..............................   $49.08         $54.95          $56.70
                                                               ======         ======          ======
Total Return(c).............................................    (9.40)%        (3.09)%          4.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................   $   23         $   10          $   11
Ratio of expenses to average net assets.....................     1.73%*(e)      1.37%(d)(e)     1.05%*
Ratio of net income (loss) to average net assets............    (1.42)%*(f)     (.61)%(e)       (.15)%*
Portfolio turnover rate.....................................       80%           106%             80%



                                                             -------------------------
                                                                      Class I
                                                             ------------------------
                                                              Year Ended     03/1/05+++
                                                               7/31/06       to 7/31/05
                                                             ----------      ----------
Net asset value, beginning of period........................   $56.76          $54.19
                                                               ------          ------
Income From Investment Operations
Net investment income (loss)(a).............................      -0-(h)          .02
Net gains or losses on investments (both realized and
 unrealized)................................................    (1.58)(j)        2.55
                                                               ------          ------
Total from investment operations............................    (1.58)           2.57
                                                               ------          ------
Less Dividends and Distributions
Dividends from net investment income........................      -0-             -0-
                                                               ------          ------
Distributions in excess of net investment income............      -0-             -0-
                                                               ------          ------
Tax return of capital.......................................      -0-             -0-
                                                               ------          ------
Distributions from capital gains............................      -0-             -0-
                                                               ------          ------
Less Distributions
Distributions in excess of capital gains....................      -0-             -0-
                                                               ------          ------
Total dividends and distributions...........................      -0-             -0-
                                                               ======          ======
Net asset value, end of period..............................   $55.18          $56.76
                                                               ======          ======
Total Return(c).............................................    (2.78)%          4.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...................   $  282          $   10
Ratio of expenses to average net assets.....................      .94%(d)(e)      .81%*
Ratio of net income (loss) to average net assets............     (.01)%(e)        .10%*
Portfolio turnover rate.....................................      106%             80%


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 55, 56 and 57.

                   AllianceBernstein Global Health Care Fund



                                                                                            Fiscal Year or Period
                                                                       ----------------------------------------------------
                                                                                                   Class A
                                                                       ----------------------------------------------------
                                                                        Year Ended    Year Ended    Year Ended   Year Ended
                                                                         6/30/06       6/30/05       6/30/04      6/30/03
                                                                       ----------    ----------    ----------    ----------
Net asset value, beginning of period..................................  $ 12.39       $ 11.63       $ 10.37       $  9.86
                                                                        -------       -------       -------       -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.13)         (.13)(f)      (.12)(b)      (.10)
Net gains or losses on investments (both realized and unrealized).....      .86           .89          1.38           .61
                                                                        -------       -------       -------       -------
Total from investment operations......................................      .73           .76          1.26           .51
                                                                        -------       -------       -------       -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions in excess of net investment income......................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Tax return of capital.................................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Distributions from capital gains......................................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-           -0-           -0-
                                                                        -------       -------       -------       -------
Total dividends and distributions.....................................      -0-           -0-           -0-           -0-
                                                                        =======       =======       =======       =======
Net asset value, end of period........................................  $ 13.12       $ 12.39       $ 11.63       $ 10.37
                                                                        =======       =======       =======       =======
Total Return(c).......................................................     5.89%         6.54%        12.15%         5.17%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $46,191       $46,505       $55,079       $56,077
Ratio of expenses to average net assets...............................     1.79%(e)      1.80%(g)      1.82%(g)      2.06%
Ratio of net income (loss) to average net assets......................     (.97)%(e)    (1.10)%(f)    (1.07)%(b)    (1.12)%
Portfolio turnover rate...............................................       28%           30%           34%            8%



                                                                       ---------

                                                                       ---------
                                                                       Year Ended
                                                                        6/30/02
                                                                       ----------
Net asset value, beginning of period..................................  $ 11.20
                                                                        -------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.12)
Net gains or losses on investments (both realized and unrealized).....    (1.22)
                                                                        -------
Total from investment operations......................................    (1.34)
                                                                        -------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-
                                                                        -------
Distributions in excess of net investment income......................      -0-
                                                                        -------
Tax return of capital.................................................      -0-
                                                                        -------
Distributions from capital gains......................................      -0-
                                                                        -------
Less Distributions
Distributions in excess of capital gains..............................      -0-
                                                                        -------
Total dividends and distributions.....................................      -0-
                                                                        =======
Net asset value, end of period........................................  $  9.86
                                                                        =======
Total Return(c).......................................................   (11.96)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................  $63,973
Ratio of expenses to average net assets...............................     1.85%
Ratio of net income (loss) to average net assets......................    (1.13)%
Portfolio turnover rate...............................................        9%



                                                                                                  Fiscal Year or Period
                                                                       ---------------------------------------------------
                                                                                Class R                   Class K
                                                                       ----------------------    ----------------------
                                                                       Year ended    3/1/05+++   Year ended    03/1/05+++
                                                                        6/30/06      to 6/30/05   6/30/06      to 6/30/05
                                                                       ----------    ----------  ----------    ----------
Net asset value, beginning of period..................................   $12.39        $11.54      $12.40        $11.54
                                                                         ------        ------      ------        ------
Income From Investment Operations
Net investment income (loss)(a).......................................     (.08)         (.02)       (.10)         (.01)
Net gains or losses on investments (both realized and unrealized).....      .81           .87         .86           .87
                                                                         ------        ------      ------        ------
Total from investment operations......................................      .73           .85         .76           .86
                                                                         ------        ------      ------        ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-           -0-         -0-           -0-
                                                                         ------        ------      ------        ------
Distributions in excess of net investment income......................      -0-           -0-         -0-           -0-
                                                                         ------        ------      ------        ------
Tax return of capital.................................................      -0-           -0-         -0-           -0-
                                                                         ------        ------      ------        ------
Distributions from capital gains......................................      -0-           -0-         -0-           -0-
                                                                         ------        ------      ------        ------
Less Distributions
Distributions in excess of capital gains..............................      -0-           -0-         -0-           -0-
                                                                         ------        ------      ------        ------
Total dividends and distributions.....................................      -0-           -0-         -0-           -0-
                                                                         ======        ======      ======        ======
Net asset value, end of period........................................   $13.12        $12.39      $13.16        $12.40
                                                                         ======        ======      ======        ======
Total Return(c).......................................................     5.89%         7.37%       6.13%         7.45%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted).............................   $  171        $   11      $   11        $   11
Ratio of expenses to average net assets...............................     1.79%(e)      1.70%*      1.59%(e)      1.44%*
Ratio of net income (loss) to average net assets......................     (.60)%(e)     (.48)%*     (.77)%(e)     (.22)%*
Portfolio turnover rate...............................................       28%           30%         28%           30%



                                                                       ----------------------
                                                                               Class I
                                                                       ---------------------
                                                                       Year ended   03/1/05+++
                                                                        6/30/06     to 6/30/05
                                                                       ----------   ----------
Net asset value, beginning of period..................................   $12.41       $11.54
                                                                         ------       ------
Income From Investment Operations
Net investment income (loss)(a).......................................      .05          -0-(h)
Net gains or losses on investments (both realized and unrealized).....      .76          .87
                                                                         ------       ------
Total from investment operations......................................      .81          .87
                                                                         ------       ------
Less Dividends and Distributions
Dividends from net investment income..................................      -0-          -0-
                                                                         ------       ------
Distributions in excess of net investment income......................      -0-          -0-
                                                                         ------       ------
Tax return of capital.................................................      -0-          -0-
                                                                         ------       ------
Distributions from capital gains......................................      -0-          -0-
                                                                         ------       ------
Less Distributions
Distributions in excess of capital gains..............................      -0-          -0-
                                                                         ------       ------
Total dividends and distributions.....................................      -0-          -0-
                                                                         ======       ======
Net asset value, end of period........................................   $13.22       $12.41
                                                                         ======       ======
Total Return(c).......................................................     6.53%        7.54%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted).............................   $  344       $   11
Ratio of expenses to average net assets...............................     1.11%(e)     1.16%*
Ratio of net income (loss) to average net assets......................      .41%(e)      .06%*
Portfolio turnover rate...............................................       28%          30%

-------------------
+ Change in fiscal year end.

++Commencement of operations.

+++Commencement of distributions.

* Annualized.

(a)Based on average shares outstanding.


(b)Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

d)Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (e) above, would have been as follows:



                                          2006
                                          ----
Alliance Bernstein Growth Fund
Class A.................................. 1.52%
Class R.................................. 1.50%
Class K.................................. 1.30%
Class I.................................. 1.02%

Alliance Bernstein Small Cap Growth Fund
Class A.................................. 1.66%
Class R.................................. 1.78%
Class K.................................. 1.38%
Class I.................................. 1.02%

Alliance Bernstein Global Technology Fund
Class A.................................. 1.66%
Class R.................................. 1.58%
Class K.................................. 1.36%
Class I.................................. 0.93%



(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Net of expenses waived and reimbursed by the Adviser.

(g)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios [without giving effect to the expense offset arrangement described in
   (g) below,] would have been as follows:



                                                                       2001 2002  2003   2004   2005  2006
                                                                       ---- ---- -----   ----  ----   ----
AllianceBernstein Growth Fund
Class A...............................................................   --   --    --   1.52%   --     --
Class R...............................................................   --   --    --     --    --     --
Class K...............................................................   --   --    --     --    --     --
Class I...............................................................   --   --    --     --    --     --

AllianceBernstein Large Cap Growth Fund
Class A...............................................................   --   --    --   1.76% 1.53%    --
Class R...............................................................   --   --    --   1.95% 1.62%    --
Class K...............................................................   --   --    --     --  1.03%*   --
Class I...............................................................   --   --    --     --   .83%*   --

AllianceBernstein Mid-Cap Growth Fund
Class A...............................................................   --   --    --   1.26%   --     --
Class R...............................................................   --   --    --     --    --     --
Class K...............................................................   --   --    --     --    --     --
Class I...............................................................   --   --    --     --    --     --

AllianceBernstein Small Cap Growth Portfolio
Class A...............................................................   --   --    --   2.01% 1.63%    --
Class R...............................................................   --   --    --     --    --     --
Class K...............................................................   --   --    --     --    --     --
Class I...............................................................   --   --    --     --    --     --

AllianceBernstein Global Research Growth Fund
Class A...............................................................   --   -- 19.19%* 7.68% 2.51%  1.93%
Class R...............................................................   --   --    --     --  2.76%* 2.41%
Class K...............................................................   --   --    --     --  3.10%* 2.09%
Class I...............................................................   --   --    --     --  2.85%* 1.76%

AllianceBernstein International Growth Fund
Class A...............................................................   --   --    --   2.04%   --     --
Class R...............................................................   --   --    --     --    --     --
Class K...............................................................   --   --    --     --    --     --
Class I...............................................................   --   --    --     --    --     --

                                                                       2001 2002 2003  2004  2005  2006
                                                                       ---- ---- ---- ----   ----  ----

AllianceBernstein Global Technology Fund
Class A...............................................................   --   --   -- 1.81%  1.68%   --
Class R...............................................................   --   --   -- 1.97%* 1.74%   --
Class K...............................................................   --   --   --   --     --    --
Class I...............................................................   --   --   --   --     --    --

AllianceBernstein Global Health Care Fund
Class A...............................................................   --   --   -- 1.93%  1.84%   --
Class R...............................................................   --   --   --   --     --    --
Class K...............................................................   --   --   --   --     --    --
Class I...............................................................   --   --   --   --     --    --





(h)Amount is less than $.005.

(i)Amount includes contribution from Adviser of less than $.01.

(j)Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

APPENDIX A
--------------------------------------------------------------------------------


Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                         AllianceBernstein Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  577.82    $ 9,900.93
  2             9,900.93      495.05     10,395.98       158.02     10,237.96
  3            10,237.96      511.90     10,749.86       163.40     10,586.46
  4            10,586.46      529.32     11,115.78       168.96     10,946.82
  5            10,946.82      547.34     11,494.17       174.71     11,319.45
  6            11,319.45      565.97     11,885.43       180.66     11,704.77
  7            11,704.77      585.24     12,290.01       186.81     12,103.20
  8            12,103.20      605.16     12,708.36       193.17     12,515.19
  9            12,515.19      625.76     13,140.95       199.74     12,941.21
  10           12,941.21      647.06     13,588.27       206.54     13,381.73
  ----------------------------------------------------------------------------
  Cumulative               $5,591.55                  $2,209.82



                    AllianceBernstein Large Cap Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  579.83    $ 9,898.92
  2             9,898.92      494.95     10,393.87       160.07     10,233.80
  3            10,233.80      511.69     10,745.49       165.48     10,580.01
  4            10,580.01      529.00     11,109.01       171.08     10,937.93
  5            10,937.93      546.90     11,484.83       176.87     11,307.96
  6            11,307.96      565.40     11,873.36       182.85     11,690.51
  7            11,690.51      584.53     12,275.04       189.04     12,086.00
  8            12,086.00      604.30     12,690.30       195.43     12,494.87
  9            12,494.87      624.74     13,119.62       202.04     12,917.57
  10           12,917.57      645.88     13,563.45       208.88     13,354.58
  ----------------------------------------------------------------------------
  Cumulative               $5,586.13                  $2,231.55



                     AllianceBernstein Mid-Cap Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  548.66    $ 9,930.09
  2             9,930.09      496.50     10,426.59       128.25     10,298.35
  3            10,298.35      514.92     10,813.26       133.00     10,680.26
  4            10,680.26      534.01     11,214.27       137.94     11,076.34
  5            11,076.34      553.82     11,630.15       143.05     11,487.10
  6            11,487.10      574.36     12,061.46       148.36     11,913.10
  7            11,913.10      595.66     12,508.76       153.86     12,354.90
  8            12,354.90      617.75     12,972.65       159.56     12,813.08
  9            12,813.08      640.65     13,453.74       165.48     13,288.26
  10           13,288.26      664.41     13,952.67       171.62     13,781.05
  ----------------------------------------------------------------------------
  Cumulative               $5,670.82                  $1,889.77

                  AllianceBernstein Small Cap Growth Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  591.89    $ 9,886.86
  2             9,886.86      494.34     10,381.20       172.33     10,208.87
  3            10,208.87      510.44     10,719.32       177.94     10,541.38
  4            10,541.38      527.07     11,068.44       183.74     10,884.71
  5            10,884.71      544.24     11,428.94       189.72     11,239.22
  6            11,239.22      561.96     11,801.18       195.90     11,605.28
  7            11,605.28      580.26     12,185.55       202.28     11,983.27
  8            11,983.27      599.16     12,582.43       208.87     12,373.56
  9            12,373.56      618.68     12,992.24       215.67     12,776.57
  10           12,776.57      638.83     13,415.40       222.70     13,192.70
  ----------------------------------------------------------------------------
  Cumulative               $5,553.74                  $2,361.03



                 AllianceBernstein Global Research Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses**   Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  575.81    $ 9,902.94
  2             9,902.94      495.15     10,398.09       200.68     10,197.41
  3            10,197.41      509.87     10,707.28       206.65     10,500.63
  4            10,500.63      525.03     11,025.66       212.80     10,812.86
  5            10,812.86      540.64     11,353.51       219.12     11,134.38
  6            11,134.38      556.72     11,691.10       225.64     11,465.47
  7            11,465.47      573.27     12,038.74       232.35     11,806.39
  8            11,806.39      590.32     12,396.71       239.26     12,157.45
  9            12,157.45      607.87     12,765.33       246.37     12,518.96
  10           12,518.96      625.95     13,144.90       253.70     12,891.21
  ----------------------------------------------------------------------------
  Cumulative               $5,503.57                  $2,612.37



                  AllianceBernstein International Growth Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  568.77    $ 9,909.98
  2             9,909.98      495.50     10,405.48       148.80     10,256.68
  3            10,256.68      512.83     10,769.52       154.00     10,615.51
  4            10,615.51      530.78     11,146.29       159.39     10,986.90
  5            10,986.90      549.34     11,536.24       164.97     11,371.27
  6            11,371.27      568.56     11,939.84       170.74     11,769.10
  7            11,769.10      588.45     12,357.55       176.71     12,180.84
  8            12,180.84      609.04     12,789.88       182.90     12,606.98
  9            12,606.98      630.35     13,237.33       189.29     13,048.04
  10           13,048.04      652.40     13,700.44       195.92     13,504.53
  ----------------------------------------------------------------------------
  Cumulative               $5,616.02                  $2,111.49



                   AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------
                        Hypothetical                               Hypothetical
           Hypothetical Performance  Investment After Hypothetical    Ending
Year        Investment    Earnings       Returns        Expenses    Investment
----       ------------ ------------ ---------------- ------------ ------------
1*          $10,000.00   $  478.75      $10,053.75     $  591.89    $ 9,886.86
2             9,886.86      494.34       10,381.20        172.33     10,208.87
3            10,208.87      510.44       10,719.32        177.94     10,541.38
4            10,541.38      527.07       11,068.44        183.74     10,884.71
5            10,884.71      544.24       11,428.94        189.72     11,239.22
6            11,239.22      561.96       11,801.18        195.90     11,605.28
7            11,605.28      580.26       12,185.55        202.28     11,983.27
8            11,983.27      599.16       12,582.43        208.87     12,373.56
9            12,373.56      618.68       12,992.24        215.67     12,776.57
10           12,776.57      638.83       13,415.40        222.70     13,192.70
-------------------------------------------------------------------------------
Cumulative               $5,553.74                     $2,361.03

                   AllianceBernstein Global Health Care Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1*          $10,000.00   $  478.75    $10,053.75    $  604.96    $ 9,873.79
  2             9,873.79      493.69     10,367.48       185.58     10,181.90
  3            10,181.90      509.09     10,690.99       191.37     10,499.63
  4            10,499.63      524.98     11,024.61       197.34     10,827.27
  5            10,827.27      541.36     11,368.63       203.50     11,165.13
  6            11,165.13      558.26     11,723.39       209.85     11,513.54
  7            11,513.64      575.68     12,089.22       216.40     11,872.82
  8            11,872.82      593.64     12,466.46       223.15     12,243.31
  9            12,243.31      612.17     12,855.48       230.11     12,625.36
  10           12,625.36      631.27     13,256.63       237.29     13,019.34
  ----------------------------------------------------------------------------
  Cumulative               $5,518.89                  $2,499.55

--------
* If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.

**Expenses are net of any fee waiver or expense waiver for the first year.
  Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

On the Internet: www.sec.gov


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




           Fund                                          SEC File No.
           ----                                          ------------
           AllianceBernstein Growth Fund                  811-05088
           AllianceBernstein Large Cap Growth Fund        811-06730
           AllianceBernstein Mid-Cap Growth Fund          811-00204
           AllianceBernstein Small Cap Growth Portfolio   811-01716
           AllianceBernstein Global Research Growth Fund  811-21064
           AllianceBernstein International Growth Fund    811-08426
           AllianceBernstein Global Technology Fund       811-03131
           AllianceBernstein Global Health Care Fund      811-09329


  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".


  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.



                                                             PRO-RTMT-0101-1106

[LOGO]                                          THE ALLIANCEBERNSTEIN PORTFOLIOS
                                                   AllianceBernstein Growth Fund
--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2006

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus, dated November 1, 2006 for the AllianceBernstein(R) Growth Fund (the "Fund") of The AllianceBernstein Portfolios (the "Trust") that offers Class A, Class B, Class C and Advisor Class shares, and the current prospectus dated November 1, 2006 that offers Class A, Class R, Class K and Class I shares (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended July 31, 2006 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone numbers shown above.

                                TABLE OF CONTENTS
                                                                        Page

Description of the Fund.................................................
Management of the Fund..................................................
Expenses of the Fund....................................................
Purchase of Shares......................................................
Redemption and Repurchase of Shares.....................................
Shareholder Services....................................................
Net Asset Value.........................................................
Dividends, Distributions and Taxes......................................
Portfolio Transactions..................................................
General Information.....................................................
Financial Statements and Report of Independent
   Registered Public Accounting Firm....................................
Appendix A:  Statement of Policies and Procedures for Voting Proxies...A-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

     The Trust is an open-end investment company whose shares are offered in separate series referred to herein as "Portfolios." Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. A shareholder in a Portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that Portfolio. The Trust is empowered to establish, without shareholder approval, additional Portfolios that may have different investment objectives.

     The Fund is a Portfolio of the Trust. Except as otherwise indicated, the investment objective and policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees without a shareholder vote. However, the Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

     The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

     The Fund's investment objective is long-term growth of capital.

How the Fund Pursues its Objective
----------------------------------

Asset-Backed Securities
-----------------------

     The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

     Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Convertible Securities
----------------------

     Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

     When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

     The Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

     The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

     The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Fund are described below.

     Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

     Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

     Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

     Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

     Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

     -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

     -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     -- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

     Use of Options, Futures, Forwards and Swaps by the Fund.

     Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

     The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund will not write uncovered call or put options on securities. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.

     The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

     The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     The Fund may write (sell) call and put options and purchase call and put options on securities indices.

     If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

     Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges and, will be used only for hedging purposes.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

     Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

     The Fund may enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

     If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.

     Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

     Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

     Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

     The use of forward commitments enables the Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

     At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

     Although the Fund does not intend to enter into forward commitments for speculative purposes and the Fund intends to adhere to the provisions of Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

     The Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

     Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

     Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

     The Fund may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

     The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice.

     While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

     The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

     The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Real Estate Investment Trusts
-----------------------------

     Real Estate Investment Trusts ("REITs") are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

     REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements
---------------------

     A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

     The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

     The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
-------------------

            The Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

     A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. However, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. See "Dividends, Distributions and Taxes - United States Federal Income Taxation of the Fund - Tax Straddles," below.

Standby Commitment Agreements
-----------------------------

     The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

     The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Fundamental Investment Policies
-------------------------------

     The following investment restrictions may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares, whichever is less.

     As a matter of fundamental policy, the Fund will not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

     o    Cash or cash items;

     o    Government securities;

     o    Securities of other investment companies; and

     o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

     The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.

     The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

     The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Trustees (see "Management of the Fund" in the Prospectuses).

     The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2006, totaling approximately $625 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.7% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of June 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.6% of the issued and outstanding Alliance Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.6% in the Adviser. As of June 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of December 31, 2005, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

     The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. The Advisory Agreement also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Prior to September 7, 2004, the Adviser was compensated for its services to the Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion. Effective as of January 1, 2004, the Adviser agreed to waive a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Advisory Agreement to reduce the contractual advisory fee to these amounts.

     The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

     For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Adviser received from the Fund advisory fees of $13,302,496, $14,191,942 and $16,169,202, respectively, in management fees from the Fund.

     The Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at their meeting held on June 14, 2006.

     Any amendment to the terms of the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "AllianceBernstein" in the names of the Trust and the Fund, and if the Adviser should cease to be the investment manager of any Fund, the Trust and the Fund may be required to change their names and delete the word "AllianceBernstein" from their names.

     The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Pooling Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

     The management of and investment decisions for the Fund's portfolio are made by the Adviser's U.S. Growth Team. Alan E. Levi, Jack E. Plym, William D. Baird, Robert Ginsberg and Stephen W. Pelensky are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


     The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2006 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                   Alan E. Levi               Over $1 million
                   Jack E. Plym             $100,001 - $500,000(3)
                   William D. Baird          $50,001 - $100,000(4)
                   Robert Ginsberg            $10,001 - $50,000(5)
                   Stephen W. Pelensky        $10,001 - $50,000

----------
(2) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

(3) For information presented as of the fiscal year ended July 31, 2006, with respect to Mr. Plym, if unvested shares awarded for calendar year 2005 and previous years under the Plans were included, the range would be $500,001 - $1,000,000.

(4) For information presented as of the fiscal year ended July 31, 2006, with respect to Mr. Baird, if unvested shares awarded for calendar year 2005 and previous years under the Plans were included, the range would be $100,001 - $500,000.

(5) For information presented as of the fiscal year ended July 31, 2006, with respect to Mr. Ginsberg, if unvested shares awarded for calendar year 2005 and previous years under the Plans were included, the range would be $100,001 - $500,000.


     As of July 31, 2006, employees of the Adviser had approximately $30,604,754 invested in shares of the Fund and approximately $674,455,792 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

     The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2006.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
-----------------   -------        -------          ----------     ----------

Alan E. Levi            3        $4,230,000,000        2         $4,011,000,000
Jack E. Plym           None           None           None             None
William D. Baird        2          $124,000,000      None             None
Robert Ginsberg        None           None           None             None
Stephen W. Pelensky     2        $1,373,000,000      None             None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                        Total        Total          of Pooled      of Pooled
                        Number       Assets         Investment     Investment
                        of Pooled    of Pooled      Vehicles       Vehicles
                        Investment   Investment     Managed with   Managed with
                        Vehicles     Vehicles       Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
-----------------       -------      -------        ----------     ----------

Alan E. Levi             None           None           None          None
Jack E. Plym              2         $17,000,000        None          None
William D. Baird          1        $748,000,000        None          None
Robert Ginsberg           3         $66,000,000        None          None
Stephen W. Pelensky      None           None           None          None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                        Total       Total           of Other       Total Assets
                        Number      Assets          Accounts       of Other
                        of Other    of Other        Managed with   Accounts with
                        Account     Accounts        Performance-   Performance-
Portfolio Manager       Managed     Managed         based Fees     based Fees
-----------------       -------     -------         ----------     ----------

Alan E. Levi            14       $1,770,000,000        None            None
Jack E. Plym            11         $713,000,000        None            None
William D. Baird        14         $209,000,000         1          $27,000,000
Robert Ginsberg          5         $266,000,000        None            None
Stephen W. Pelensky      3         $113,000,000        None            None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(6)

----------
(6) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Trustee Information
-------------------

     The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                       PORTFOLIOS   OTHER
                                                       IN FUND      DIRECTOR-
                               PRINCIPAL               COMPLEX      SHIPS
NAME, ADDRESS, AGE             OCCUPATION(S)           OVERSEEN     HELD BY
AND (YEAR ELECTED*)            DURING PAST 5 YEARS     BY TRUSTEE   TRUSTEE
-------------------            -------------------     ----------   -------

INTERESTED TRUSTEE

Marc O. Mayer, **              Executive Vice          111          SCB
1345 Avenue of the Americas    President of the                     Partners
New York, NY 10105             Adviser since 2001,                  Inc. and
49                             and Executive                        SCB, Inc.
(2003)                         Managing Director of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI") since 2003;
                               prior thereto, he
                               was head of
                               AllianceBernstein
                               Institutional
                               Investments, a unit
                               of the Adviser from
                               2001-2003.  Prior
                               thereto, Chief
                               Executive Officer of
                               Sanford C. Bernstein
                               & Co., LLC
                               (institutional
                               research and
                               brokerage arm of
                               Bernstein and Co.,
                               LLC) ("SCB & Co.")
                               and its predecessor
                               since prior to 2001.

DISINTERESTED TRUSTEES

Chairman of the Board
William H. Foulk, Jr., #+      Investment Adviser      113           None
P.O. Box 5060                  and an Independent
Greenwich, CT 06831-0505       Consultant.  He was
74                             formerly Senior
(1998)                         Manager of Barrett
                               Associates, Inc., a
                               registered
                               investment adviser,
                               with which he had
                               been associated
                               since prior to
                               2001.  He was
                               formerly Deputy
                               Comptroller and
                               Chief Investment
                               Officer of the State
                               of New York and,
                               prior thereto, Chief
                               Investment Officer
                               of the New York Bank
                               for Savings.

Ruth Block, ***#               Formerly, Executive     100          None
500 S.E. Mizner Blvd.          Vice President and
Boca Raton, FL 33432           Chief Insurance
75                             Officer of The
(1993)                         Equitable Life
                               Assurance Society of
                               the United States;
                               Chairman and Chief
                               Executive Officer of
                               Evlico (insurance);
                               Director of Avon, BP
                               (oil and gas),
                               Ecolab Incorporated
                               (specialty
                               chemicals), Tandem
                               Financial Group and
                               Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; and
                               Governor at Large,
                               National Association
                               of Securities
                               Dealers, Inc.

David H. Dievler, #            Independent             112          None
P.O. Box 167                   Consultant.  Until
Spring Lake, NJ 07762          December 1994, he
77                             was Senior Vice
(1999)                         President of AB
                               Corp. (formerly,
                               Alliance Capital
                               Management
                               Corporation)
                               responsible for
                               mutual fund
                               administration.
                               Prior to joining AB
                               Corp. in 1984, he
                               was Chief Financial
                               Officer of Eberstadt
                               Asset Management
                               since 1968.  Prior
                               to that, he was a
                               Senior Manager at
                               Price Waterhouse &
                               Co.  Member of
                               American Institute
                               of Certified Public
                               Accountants since
                               1953.

John H. Dobkin, #              Consultant.             111          None
P.O. Box 12                    Formerly, President
Annandale, NY 12504            of Save Venice, Inc.
64                             (preservation
(1999)                         organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999 - June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989 - May
                               1999.  Previously,
                               Director of the
                               National Academy of
                               Design and during
                               1988-1992, Director
                               and Chairman of the
                               Audit Committee of
                               AB Corp. (formerly,
                               Alliance Capital
                               Management
                               Corporation).

Michael J. Downey, #           Consultant since        111          Asia
c/o AllianceBernstein L.P.     January 2004.                        Pacific
Attn:  Philip L. Kirstein      Formerly, managing                   Fund, Inc.
1345 Avenue of the Americas    partner of Lexington                 and The
New York, NY 10105             Capital, LLC                         Merger Fund
62                             (investment advisory
(2005)                         firm) from December
                               1997 until December
                               2003.  Prior
                               thereto, Chairman
                               and CEO of
                               Prudential Mutual
                               Fund Management from
                               1987 to 1993.

D. James Guzy, #               Chairman of the        111           Intel
P.O. Box 128                   Board of PLX                         Corporation
Glenbrook, NV 89413            Technology                           (semi-
70                             (semi-conductors)                    conductors);
(2005)                         and of SRC Computers                 Cirrus Logic
                               Inc., with which he                  Corporation
                               has been associated                  (semi-
                               since prior to                       conductors);
                               2001.  He is also                    and the
                               President of the                     Davis
                               Arbor Company                        Selected
                               (private family                      Advisors
                               investments).                        Group of
                                                                    Mutual Funds

Nancy P. Jacklin, #            Formerly, U.S.          111          None
4046 Chancery Court, NW        Executive Director
Washington, DC  20007          of the International
58                             Monetary Fund
(2006)                         (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Senior
                               Counsel,
                               International
                               Banking and Finance,
                               and Associate
                               General Counsel,
                               Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).  Member
                               of the Bar of the
                               District of Columbia
                               and of New York; and
                               member of the
                               Council on Foreign
                               Relations.

Marshall C. Turner, Jr., #     Principal of Turner    111           The George
220 Montgomery Street          Venture Associates                   Lucas
Penthouse 10                   since prior to 2001.                 Educational
San Francisco, CA 94104-3402   From 2003 until                      Foundation
65                             May 31, 2006, he was                 and
(2005)                         CEO of Toppan                        National
                               Photomasks, Inc.,                    Datacast,
                               Austin, Texas                        Inc.
                               (semi-conductor
                               manufacturing
                               services).

----------
*    There is no stated term of office for the Trust's Trustees.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+    Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

     The Trustees of the Trust have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

     The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

     The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met six times during the Fund's most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met nine times during the Fund's most recently completed fiscal year.

     The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                      AGGREGATE DOLLAR
                             DOLLAR RANGE             RANGE OF EQUITY
                             OF EQUITY                SECURITIES IN THE
                             SECURITIES IN            ALLIANCEBERNSTEIN
                             THE FUND AS OF           FUND COMPLEX AS OF
                             DECEMBER 31, 2005        DECEMBER 31, 2005
                             -----------------        -----------------

Marc O. Mayer                $50,001 - $100,000       Over $100,000
Ruth Block                   $10,001-$50,000          Over $100,000
David H. Dievler             None                     Over $100,000
John H. Dobkin               None                     Over $100,000
Michael J. Downey            None                     Over $100,000
William H. Foulk, Jr.        $1-$10,000               Over $100,000
D. James Guzy                None                     $50,001 - $100,000
Nancy P. Jacklin*            None                     None
Marshall C. Turner, Jr.      None                     Over $100,000

----------
*    Ms. Jacklin was elected as a Trustee of the Fund on June 14, 2006.

Officer Information
-------------------

     Certain information concerning the Trust's officers is set forth below.

                            POSITION(S)            PRINCIPAL OCCUPATION
NAME, ADDRESS,* AND AGE     HELD WITH FUND         DURING PAST 5 YEARS
-----------------------     --------------         -------------------

Marc O. Mayer,              President and Chief    See biography above.
49                          Executive Officer

Philip L. Kirstein,         Senior Vice President  Senior Vice President and
61                          and Independent        Independent Compliance
                            Compliance Officer     Officer of the
                                                   AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since October
                                                   2004.  Prior thereto, he was
                                                   Of Counsel to Kirkpatrick &
                                                   Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers,
                                                   L.P. since prior to 2001
                                                   until March 2003.

William D. Baird,           Vice President         Senior Vice President of the
37                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Robert Ginsberg,            Vice President         Senior Vice President of the
33                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Alan E. Levi,               Vice President         Senior Vice President of the
57                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Stephen W. Pelensky,        Vice President         Senior Vice President of the
51                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Jack E. Plym,               Vice President         Senior Vice President of the
41                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Emilie D. Wrapp,            Clerk                  Senior Vice President,
50                                                 Assistant General Counsel
                                                   and Assistant Secretary of
                                                   ABI,** with which she has
                                                   been associated since prior
                                                   to 2001.

Andrew L. Gangolf,          Assistant Clerk        Senior Vice President and
52                                                 Assistant General Counsel of
                                                   ABI,** with which he has been
                                                   associated since prior to
                                                   2001.

Joseph J. Mantineo,         Treasurer and Chief    Senior Vice President of
47                          Financial Officer      ABIS,** with which he has
                                                   been associated since prior
                                                   to 2001.

Vincent S. Noto,            Controller             Vice President of ABIS,**
41                                                 with which he has been
                                                   associated since prior to
                                                   2001.

----------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Trust.

     The Trust does not pay any fees to, or reimburse expenses of, its Trustee who is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Fund for the fiscal year ended July 31, 2006, the aggregate compensation paid to each of the Trustees during calendar year 2005 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                 Total
                                                                                 Number of
                                                                                 Investment
                                                                                 Portfolios
                                                             Total               within
                                                             Number of           the
                                                             Investment          AllianceBernstein
                                                             Companies           Fund
                                                             in the              Complex,
                                                             AllianceBernstein   Including
                                        Total                Fund Complex,       the
                                        Compensation         Including           Fund,
                                        from the             the Fund,           as to
                         Aggregate      AllianceBernstein    as to which         which the
                         Compensation   Fund Complex,        the Trustee         Trustee is
                         from           Including            is a Director       a Director
Name of Trustee          Growth Fund    the Fund             or Trustee          or Trustee
---------------          -----------    --------             ----------          ----------

Marc O. Mayer                 $0             $0                  41                 111
Ruth Block                $4,096        $ 241,625                30                 100
David H. Dievler          $3,982        $ 269,125                42                 112
John H. Dobkin            $4,193        $ 263,125                41                 111
Michael J. Downey         $4,012        $ 240,625                41                 111
William H. Foulk, Jr.     $7,614        $ 487,625                43                 113
D. James Guzy             $2,048          $32,000                41                 111
Nancy P. Jacklin             $82               $0                41                 111
Marshall C. Turner, Jr.   $2,038          $28,500                41                 111


     As of October 6, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

     In addition to the payments to the Adviser under the Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Arrangements
----------------------------------

     Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund (except Class I and Advisor Class) pursuant to Rule 12b-1 (each a "Plan" and collectively, the "Plans"). Pursuant to the Plans, the Fund pays ABI, the Fund's principal underwriter, a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, .50% of the Fund's aggregate average daily net assets attributable to the Class R shares and .25% of the Fund's average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of the Fund attributable to the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

     In approving the Plans, the Trustees of the Trust determined that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Disinterested Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Plans may be terminated with respect to the Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by ABI or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Disinterested Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

     The Plans continue in effect with respect to the Fund and each class of shares thereof so long as such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. Most recently, the Plans were approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons," (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 14, 2006.

     In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of the Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

     For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $3,200,820, $3,011,594 and $2,849,803 during the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, respectively.


     For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received
$4,745,952, $6,538,904 and $9,420,547 during the fiscal years ended July 31,
2006, July 31, 2005 and July 31, 2004, respectively.


     For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $1,878,333, $2,040,993 and $2,414,634 during the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, respectively.


     For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $222 and $27 during the fiscal years ended July 31, 2006 and July 31, 2005, respectively.


     For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $175 and $10 during the fiscal years ended July 31, 2006 and July 31, 2005, respectively.

     ABI has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R and Class K shares, respectively, were as follows for the periods indicated.

                      Amount of Expense and Allocated Cost
                      ------------------------------------

                 Class A       Class B       Class C      Class R     Class K
                 Shares        Shares        Shares       Shares      Shares
                 (For the      (For the      (For the     (For the    (For the
                 Fiscal        Fiscal        Fiscal       Fiscal      Fiscal
                 Year Ended    Year Ended    Year Ended   Year Ended  Year Ended
Category of      July 31,      July 31,      July 31,     July 31,    July 31,
Expense           2006)          2006)         2006)       2006)      2006)
-------           -----          -----         -----       -----      -----

Advertising/
Marketing           $3,408        $1,006          $438        $2           $11

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders          $222       $13,714        $3,199        $0            $0

Compensation to
Underwriters      $641,533      $206,479       $82,182      $159          $941

Compensation
to Dealers      $3,627,932    $1,633,408    $1,947,764      $440        $1,295

Compensation to
Sales Personnel   $263,523       $45,100       $27,375        $0            $0

Interest,
Carrying or
Other Financing
Charges                 $0      $244,550        $1,827        $0            $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)         $642,906      $207,562       $82,281      $161          $960

Totals          $4,537,991    $2,145,340    $2,062,884      $603        $2,266

Transfer Agency Agreement
-------------------------

     ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended July 31, 2006, the Fund paid ABIS $3,535,030 for transfer agency services.

     ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

     The Fund, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

     Shares of the Fund are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"),or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Fund, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with ABI ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

     Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Fund's Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

     Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

     The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Fund is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

     The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

     Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the aggregate amounts of underwriting commissions payable with respect to shares of the Fund were $556,858, $534,141 and $624,023,respectively. Of those amounts, ABI retained $28,302, $23,583 and $28,333, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2006, 2005 and 2004, ABI received CDSCs of $12,723, $17,388 and
$58,484,respectively, on Class A shares, $247,596, $418,431 and $566,396, respectively, on Class B shares, and $12,403, $11,793 and $8,388, respectively, on Class C shares.

     Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                              Discount or
                                                   As %        Commission
                                       As %       of the     to Dealers or
                                      of Net      Public    Agents of up to
                                      Amount    Offering     % of Offering
Amount of Purchase                   Invested     Price          Price
------------------                   --------     -----          -----

Up to $100,000..................         4.44%     4.25%          4.00%
$100,000 up to $250,000.........         3.36      3.25           3.00
$250,000 up to $500,000.........         2.30      2.25           2.00
$500,000 up to $1,000,000*......         1.78      1.75           1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

     Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Conversion Feature. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Such conversions will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

     For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

     Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred Sales Charge
                                         for the Fund as a % of Dollar
              Year Since Purchase           Amount Subject to Charge
              -------------------           ------------------------

              First                                   4.00%
              Second                                  3.00%
              Third                                   2.00%
              Fourth                                  1.00%
              Fifth and Thereafter                     None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

     Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

     Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

     Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

     Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

     Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or
(iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

     Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares -- Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares -- Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

     Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

     Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

     Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

     Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

     It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

     In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

     Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

     As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not end automatically when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

     Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

     Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Met Life Securities
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo Investments

     Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

     Subject only to the limitations described below, the Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

     To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

     Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

     You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time on that day.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

     None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent registered public accounting firm, KPMG LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

     The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;


     (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Trustees, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

     The following summary addresses only the principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

     In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

     The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

     If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

     The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

     The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

     The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

     Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

     Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

     After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

     Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

     Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

     Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

     The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

     Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

     Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

     The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

     Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

     If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 will not be subject to this withholding tax.

     A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

     If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

     The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

     The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

     Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

     Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     For the fiscal year ended July 31, 2006, July 31, 2005 and July 31, 2004, the Fund paid aggregate brokerage commissions amounting in the aggregate to $2,197,303, $2,356,449 and $3,361,862, respectively. During the fiscal years ended July 31, 2004, July 31, 2005 and July 31, 2006, brokerage commissions amounting in the aggregate to $64,736, $12,058 and $19,012, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2006, the brokerage commissions paid to SCB & Co. constituted .87% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2006, 1.06% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2006, transactions in the portfolio securities of the Fund aggregated $2,396,758,184. Brokerage commissions of approximately $2,145,800 (97.7%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

     The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


     The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios, and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

     The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds there from, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

     Except as noted below under "Shareholder and Trustee Liability," all shares of the Fund when duly issued will be fully paid and non-assessable.

     At the close of business on October 6, 2006, there were 48,031,511 shares of common stock of the Fund outstanding including 27,339,150 Class A shares, 12,887,387 Class B shares, 6,294,264 Class C shares, 22,499 Class R shares, 8,608 Class K shares, 1,578 Class I shares and 1,478,205 Advisor Class shares.


     Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares on October 6, 2006:

Names and Addresses                           No. of Shares        % of Class
-------------------                           -------------        ----------

Class A
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402                         2,538,814              9.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                     1,877,729              6.88%

MLPF&S
For the Sole Benefit of Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486                     2,506,687              9.18%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                      1,495,011              5.48%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402                         1,195,894              9.29%

Merrill Lynch
Mutual Fund Admin. (97B83)
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486                     1,228,255              9.54%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza
2nd Floor
Jersey City, NJ 07311                             670,957              5.21%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                        678,644              5.27%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       966,962              7.51%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402                           814,094             12.95%

MLPF&S
For the Sole Benefit of Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486                     1,365,088             21.71%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza,
2nd Floor
Jersey City, NJ 07311                             351,828              5.60%

First Clearing LLC
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                        452,712              7.20%

Class R
-------

Hartford Life Insurance Co.
Separate Account 401
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                            22,105             98.25%

Class K
-------

Union Bank of CA Tr. Nominee
FBO Palm Beach Heart Assoc. PA PSP
P.O. Box 85484
San Diego, CA 92186-5484                            8,304             96.47%

Class I
-------

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
                                                    1,272             80.63%
AllianceBernstein L.P.
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains,  NY 10601-1712                          304             19.28%

Advisor Class
-------------

Pershing LLC
P.O. Box 2052
Jersey City NJ 07303-2052                         152,587             10.32%

FIIOC FBO Abiomed Retirement
Savings Plan 401(k) Plan
100 Magellan Way
Covington, KY 41015-1987                           74,046              5.01%

Trust for Profit Sharing Plan
For Employees of AllianceBernstein L.P.
Plan R
Attn:  Diana Marotta Fl. 31
1345 Avenue of the Americas
New York, NY 10105                                547,447             37.04%

PIMS/Prudential Retirement
As Nominee for the TTEE/CUST
AllianceBernstein L.P.
300 International Pkwy Ste 270
Heathrow, FL  32746                               493,906             33.42%

Voting Rights
-------------

     As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodian
---------

     State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA, 02111 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Counsel
-------

     Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

     KPMG LLP, 345 Park Avenue, New York, New York 10154, has been appointed independent registered public accounting firm for the Trust.

Additional Information
----------------------

     This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT
               OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

     The financial statements of the Fund for the fiscal year ended July 31, 2006 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. Also incorporated by reference are the statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for each of the presented years and periods ended prior to 2005, which were audited by PricewaterhouseCoopers LLP whose report thereon, dated September 16, 2005, was included in the Fund's annual report for the year ended July 31, 2005. The annual reports were filed on Form N-CSR with the Commission on October 10, 2006, and October 11, 2005. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.


2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


2.3. Appointment of Auditors


         AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.


     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.



SK 00250 0157 699720

                                     PART C
                                OTHER INFORMATION
                                -----------------

ITEM 23.  Exhibits:

     (a)  Declaration of Trust.

          (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).

     (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (3) Amendment to By-Laws dated July 14, 2004 (previously filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on September 1, 2004).

     (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

     (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

     (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26,
               2003).

          (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 59 of the Registrant's Registration Statement on December 30,
               2004).

          (4) Form of Amendment to Distribution Services Agreement - (previously filed with the Post-Effective Amendment No. 64 to the Registrant's Registration Statement on August 30, 2006).

          (5) Form of Amendment to Distribution Services Agreement (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).


          (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and dealers offering shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).


          (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

     (h) (1) Transfer Agent Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30,
               1995).

          (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

          (3) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

          (4) Expense Limitation Undertaking by AllianceBernstein L.P. (previously filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on October 29, 1999).

          (5) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (6) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (7) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j) Consents of Independent Registered Public Accounting Firms - Filed herewith.

     (k)  Not applicable.

     (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (m) (1) Amended and Restated Distribution and Servicing Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (5) Form of Distribution and Servicing Plan for Class K Shares (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (n) (1) Amended and Restated Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2) Form of Amended and Restated 18f-3 Plan (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (o)  Not applicable

     (p) (1) Code of Ethics of the Registrant (previously filed with Post-Effective Amendment No. 42 to the Registrant's Registration Statement on August 31, 2001).

          (2) Code of Ethics of AllianceBernstein L.P. (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

          (3)  Code of Ethics of AllianceBernstein Investments, Inc. (see
               Exhibit 23(p)(2)).

Other Exhibits:

               Powers of Attorney for: Ruth Block, David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer and Marshall C. Turner, Jr. - (previously filed with the Post-Effective Amendment No. 64 to the Registrant's Registration Statement on August 30, 2006).

ITEM 24.  Persons Controlled by or Under Common Control with the Registrant.

          None.

ITEM 25.  INDEMNIFICATION.

          Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

               "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

               "Limitation of Liability
               ------------------------

               Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                 Indemnification

               "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either
               (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

               "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

               "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

               Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

                    The Investment Advisory Agreement between the Registrant and
               AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

                    The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

                    The foregoing summaries are qualified by the entire text of
               Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

                    The Registrant participates in a joint directors and
               officers liability policy for the benefit of its Trustees and officers.

                    Insofar as indemnification for liabilities arising under the
               Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

                    The descriptions of AllianceBernstein L.P. under the
               captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                    The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal
               Portfolio(1)
               AllianceBernstein Intermediate Diversified Municipal
               Portfolio(1)
               AllianceBernstein Intermediate New York Municipal
               Portfolio(1)
               AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio(1) AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND               POSITIONS AND
                            OFFICES WITH                OFFICES WITH
NAME                        UNDERWRITER                 REGISTRANT
----                        -----------                 ----------

Directors
Marc O. Mayer               Chairman of the Board       President and
                            and Director                Chief Executive Officer

Mark R. Manley              Director

Ranjani Nagaswami           Vice Chairman and
                            Director

Officers
Marc O. Mayer               Chairman of the Board       President and
                                                        Chief Executive Officer

Ranjani Nagaswami           Vice Chairman

Frederic L. Bloch           Executive Vice President
                            and President, U.S. Sales

Richard A. Davies           Executive Vice President
                            and Managing Director

Kurt H. Schoknecht          Executive Vice President

Frank Speno                 Executive Vice President

Andrew L. Gangolf           Senior Vice President       Assistant Clerk
                            and Assistant General
                            Counsel

Emilie D. Wrapp             Senior Vice President,      Clerk
                            Assistant General Counsel
                            and Assistant Secretary

Daniel A. Notto             Senior Vice President,
                            Counsel and Assistant
                            Secretary

Christopher S. Alpaugh      Senior Vice President

Audie G. Apple              Senior Vice President

Colin C. Aymond             Senior Vice President

Steven R. Barr              Senior Vice President
                            and Assistant Secretary

Adam J. Beaudry             Senior Vice President

Amy I. Belew                Senior Vice President

Susan H. Burton             Senior Vice President

Peter G. Callahan           Senior Vice President

Russell R. Corby            Senior Vice President

John W. Cronin              Senior Vice President

Robert J. Cruz              Senior Vice President

Jennifer M. DeLong          Senior Vice President

David B. Edlin              Senior Vice President

John C. Endahl              Senior Vice President

Adam E. Engelhardt          Senior Vice President

John Edward English         Senior Vice President

Edward J. Farrell           Senior Vice President
                            and Controller

Eric W. Frasier             Senior Vice President

Donald N. Fritts            Senior Vice President

Kenneth L. Haman            Senior Vice President

Joseph P. Healy             Senior Vice President

Mary V. Kralis Hoppe        Senior Vice President

Scott Hutton                Senior Vice President

Geoffrey L. Hyde            Senior Vice President

Robert H. Joseph, Jr.       Senior Vice President and
                            Assistant Treasurer

Victor Kopelakis            Senior Vice President

Henry Michael Lesmeister    Senior Vice President

David N. Levi               Senior Vice President

Eric L. Levinson            Senior Vice President

James F. Lyons              Senior Vice President and
                            Regional/Regent

Matthew P. Mintzer          Senior Vice President

Thomas F. Monnerat          Senior Vice President

Joanna D. Murray            Senior Vice President

Jeffrey A. Nye              Senior Vice President

John J. O'Connor            Senior Vice President

Danielle Pagano             Senior Vice President

Catherine N. Peterson       Senior Vice President

Mark A. Pletts              Senior Vice President

James J. Posch              Senior Vice President and
                            Assistant Secretary

Stephen C. Scanlon          Senior Vice President

John P. Schmidt             Senior Vice President

Eileen B. Sebold            Senior Vice President

Gregory K. Shannahan        Senior Vice President

Richard J. Sidell           Senior Vice President

Andrew D. Strauss           Senior Vice President

Peter J. Szabo              Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

Craig E. Welch              Senior Vice President

Mark D. Gersten             Vice President and          Treasurer and
                            Treasurer                   Chief Accounting
                                                        Officer

Patrick E. Ryan             Vice President and
                            Chief Financial Officer

Jane E. Ackerman            Vice President

Albert J. Angelus           Vice President

Margaret M. Bagley          Vice President

Kenneth F. Barkoff          Vice President

Peter J. Barron             Vice President

Laura J. Beedy              Vice President

Joseph J. Bilello           Vice President

Gregory P. Best             Vice President

Robert G. Bjorge            Vice President

Michael J. Bodnar           Vice President

Richard A. Brink            Vice President

Shaun D. Bromley            Vice President

Brian Buehring              Vice President

Thomas E. Callahan          Vice President

Michele R. Cameron          Vice President

Kevin T. Cannon             Vice President

Christopher C. Cavanagh     Vice President

Alice L. Chan               Vice President

Candice (Foong-Kuen) Choy   Vice President

Flora Chuang                Vice President

Kyle E. Clapp               Vice President

Michael F. Connell          Vice President

Joseph D. Connell, Jr.      Vice President

Kenneth J. Connors          Vice President

Michael C. Conrath          Vice President

Dwight P. Cornell           Vice President

Robert A. Craft             Vice President

Michael R. Crimmins         Vice President

David E. Crowdus            Vice President

John D. Curry               Vice President

Brett E. Dearing            Vice President

Raymond A. Decker           Vice President

Stephen J. Dedyo            Vice President

Aaron E. Deedon             Vice President

Darren K. DeSimone          Vice President

Janet B. DiBrita            Vice President

Ronald G. Dietrich          Vice President

Carmela Di Meo              Vice President

Joseph T. Dominguez         Vice President

Paul D. Eck                 Vice President

Robert E. Emrich            Vice President

Bernard J. Eng              Vice President

Daniel Ennis                Vice President

Michael J. Eustic           Vice President

Jonathan H. Feldman         Vice President

Antonio Fernandez           Vice President
Gutierrez

Richard Fraelick            Vice President

Kevin T. Gang               Vice President

Daniel P. Gangemi           Vice President

Sheldon Gao                 Vice President

Christine E. Gaze           Vice President

Mark A. Gessner             Vice President

Thomas R. Graffeo           Vice President

Matthew M. Green            Vice President

John G. Hansen              Vice President

Michael S. Hart             Vice President

Melanie M. Hoppe            Vice President

George R. Hrabovsky         Vice President

David A. Hunt               Vice President

Dinah J. Huntoon            Vice President

Anthony D. Ialeggio         Vice President

Eric S. Indovina            Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Kumar Jagdeo II             Vice President

Kevin D. Kelly              Vice President

Christopher W. Kilroy       Vice President

Jung M. Kim                 Vice President

Joseph B. Kolman            Vice President

Ted R. Kosinski             Vice President

Jeffrey J. Lamb             Vice President

Gary M. Lang                Vice President

Christopher J. Larkin       Vice President

Laurel E. Lindner           Vice President

James M. Liptrot            Vice President and
                            Assistant Controller

Armando C. Llanes           Vice President

Christine A. Long           Vice President

Jason N. Longo              Vice President

Montana W. Low              Vice President

James P. Luisi              Vice President

Todd M. Mann                Vice President

Silvia Manz                 Vice President

Osama Mari                  Vice President

Shannon M. Massey           Vice President

Shaun C. McDonald           Vice President

Kevin M. McGarry            Vice President

Daniel K. McGouran          Vice President

Craig S. McKenna            Vice President

Troy E. Mosconi             Vice President

Paul S. Moyer               Vice President

Wendy Kam Mui Li            Vice President

John F. Multhauf            Vice President

Andrew C. Murphy            Vice President,
                            Chief Compliance Officer
                            and Assistant Secretary

Jamie A. Nieradka           Vice President

Suzanne E. Norman           Vice President

Timothy J. O'Connell        Vice President

Joseph D. Ochoa             Vice President

John J. Onofrio             Vice President and
                            Assistant Treasurer

David D. Paich              Vice President

Todd P. Patton              Vice President

Leo J. Peters IV            Vice President

Thomas C. Pfeifer           Vice President

John D. Prosperi            Vice President

Carol H. Rappa              Vice President

Juhi Rathee                 Vice President

Michelle T. Rawlick         Vice President

Heidi A. Richardson         Vice President

James A. Rie                Vice President

Joseph P. Rodriguez         Vice President

Miguel A. Rozensztroch      Vice President

Cynthia A. Sacks            Vice President

Michael D. Sanders          Vice President

Thomas E. Sawyer            Vice President

Gordon R Schonfield         Vice President

Stuart L. Shaw              Vice President

Daniel S. Shikes            Vice President

Karen Sirett                Vice President

Rayandra E. Slonina         Vice President

Elizabeth M. Smith          Vice President

Ben H. Stairs               Vice President

Eileen Stauber              Vice President

Jason P. Stevens            Vice President

Brian D. Stokes             Vice President

Michael B. Thayer           Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

James R. Van Deventer       Vice President

Elsia M. Vasquez            Vice President

Thomas M. Vitale            Vice President

Marie R. Vogel              Vice President

Wayne W. Wagner             Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Christian G. Wilson         Vice President

Joanna Wong                 Vice President

Alissa M. Worley            Vice President

Jennifer M. Yi              Vice President

Kimberly D. Alfano          Assistant Vice
                            President

Moshe Aronov                Assistant Vice
                            President

Jire J. Baran               Assistant Vice
                            President

Gian D. Bernardi            Assistant Vice
                            President

Susan J. Bieber             Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Daniel W. Carey             Assistant Vice
                            President

Maria Carreras              Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Robyn L. (Cohen) Barger     Assistant Vice
                            President

Kimberly A. Collins         Assistant Vice
                            President

John M. D'Agostino          Assistant Vice
                            President

Lauren B. Danziger          Assistant Vice
                            President

Raymond L. DeGrazia         Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Diana Eriksen               Assistant Vice
                            President

Robert A. Fiorentino        Assistant Vice
                            President

Lydia A. Fisher             Assistant Vice
                            President

Jose R. Garcia              Assistant Vice
                            President

Stephanie Y. Giaramita      Assistant Vice
                            President

Brigitte Gonzalez           Assistant Vice
                            President

Michael F. Greco            Assistant Vice
                            President

Kelly P. Guter              Assistant Vice
                            President

Terry L. Harris             Assistant Vice
                            President

Junko Hisamatsu             Assistant Vice
                            President

Melanie M. Hoppe            Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Grace Huaman                Assistant Vice
                            President

Joseph D. Kearney           Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Junko Kimura                Assistant Vice
                            President

Stephen J. Laffey           Assistant Vice              Assistant Clerk
                            President and Counsel

Gina L. Lemon               Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Edward R. Lupo              Assistant Vice
                            President

Mathew J. Malvey            Assistant Vice
                            President

Danielle F. Marx            Assistant Vice
                            President

Christine M. McQuinlan      Assistant Vice
                            President

Assimina Morales            Assistant Vice
                            President

Christina A. Morse          Assistant Vice              Assistant Clerk
                            President and Counsel

Jennifer A. Mulhall         Assistant Vice
                            President

Jason S. Munter             Assistant Vice
                            President

Sharon E. Murphy            Assistant Vice
                            President

Isabella Nunes              Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Brian W. Paulson            Assistant Vice
                            President

Ling Shan E. Phua           Assistant Vice
                            President

Neal B. Picker              Assistant Vice
                            President

Mark A. Quarno              Assistant Vice
                            President

Peter V. Romeo              Assistant Vice
                            President

Randi E. Rothstein          Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice
                            President

Daniel A. Rudnitsky         Assistant Vice
                            President

Shane M. Sanders            Assistant Vice
                            President

Jennifer E. Scherz          Assistant Vice
                            President

Melissa L. Shemanski        Assistant Vice
                            President

Michelle M. Siddons         Assistant Vice
                            President

Praveen Singh               Assistant Vice
                            President

Orlando Soler               Assistant Vice
                            President

Kurt W. Stam                Assistant Vice
                            President

Nancy D. Testa              Assistant Vice
                            President

Kai T. Tham                 Assistant Vice
                            President

Jay D. Tini                 Assistant Vice
                            President

William Tohme               Assistant Vice
                            President

Ellen Tobin                 Assistant Vice
                            President

Kari-Anna Towle             Assistant Vice
                            President

Laurence Vandecasteele      Assistant Vice
                            President

Kayoko Umino                Assistant Vice
                            President

Eric J. Wright              Assistant Vice
                            President

Thomas M. Zottner           Assistant Vice
                            President

Mark R. Manley              Secretary

Colin T. Burke              Assistant Secretary

Adam R. Spilka              Assistant Secretary


          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                              ********************

                                     NOTICE

          A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 31st day of October, 2006.

                                        THE ALLIANCEBERNSTEIN PORTFOLIOS


                                        By: Marc O. Mayer*
                                            --------------
                                            Marc O. Mayer
                                            President

          Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                     Title               Date
     ---------                     -----               ----

1) Principal Executive Officer

   Marc O. Mayer*                  President and       October 31, 2006
                                   Chief Executive
                                   Officer

2) Principal Financial and
   Accounting Officer

   /s/ Joseph J. Mantineo          Treasurer and       October 31, 2006
       ------------------          Chief Financial
       Joseph J. Mantineo          Officer

3) The Trustees:

   Ruth Block*
   David H. Dievler*
   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*
   D. James Guzy*
   Nancy P. Jacklin*
   Marc O. Mayer*
   Marshall C. Turner, Jr.*

*By: /s/ Andrew L. Gangolf                             October 31, 2006
     ---------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                             Index to Exhibits
                             -----------------

Exhibit No.          Description of Exhibits
-----------          -----------------------

(i)                  Opinion and Consent of Seward & Kissel LLP

(j)                  Consents of Independent Registered Public Accounting Firms

SK 00250 0157 709953